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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                         Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through December 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                 Pioneer AmPac
                                 Growth Fund
                                 Annual Report | December 31, 2008

                                 Ticker Symbols:
                                 Class A   PAPRX
                                 Class B   PRABX
                                 Class C   PRRCX

                                 [LOGO]PIONEER
                                       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              13
Schedule of Investments                                      15
Financial Statements                                         20
Notes to Financial Statements                                27
Report of Independent Registered Public Accounting Firm      33
Approval of Sub-Advisory Agreement                           34
Trustees, Officers and Service Providers                     37


                       Pioneer AmPac Growth Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer AmPac Growth Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer AmPac Growth Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

The equity markets retreated sharply in 2008, with many of the major stock market indices posting losses in the neighborhood of 35% to 40% - their worst annual showing since 1931. However, shareowners in Pioneer AmPac Growth Fund can take a measure of solace from the fact that the Fund held up better than most, as Rosellen Papp of L. Roy Papp & Associates, the Fund's sub-adviser, discusses in the following interview.

Q What was the market environment like during the 12 months ended December 31, 2008?

A With many long-standing pillars of the financial community collapsing, the credit markets contracting sharply, and the U.S. economy tipping into recession, the capital markets experienced unprecedented turmoil in 2008. The crisis in confidence among consumers and businesses and the ensuing global market sell-off sent investors fleeing from all risk. The severity of the market downturn and economic crisis was so sharp that the Federal Reserve Board, the U.S. Treasury and the U.S. government introduced several innovative programs to bolster the financial markets and attempt to unfreeze the credit markets. By year end, financial markets had stabilized from near-panic levels, and historically low interest rates were showing signs of thawing the credit markets.

Q  How did the Fund perform for the 12-month period ended December 31, 2008?

A The Fund's emphasis on high-quality American growth companies with strong balance sheets and consistent earnings helped it to outperform its benchmark and competitive funds universe, but it was still a disappointing year. For the 12 months ended December 31, 2008, Class A shares posted a total return of -33.36% at net asset value, with much of the decline coming in the second half of the year. The Fund's benchmark, the Russell 1000 Growth Index, returned -38.44% over the same 12 months, and the average return for the 506 multi-cap growth funds tracked by Lipper was -41.90%.

Q What factors most contributed to the Fund's outperformance versus its benchmark and Lipper peer group during the 12-month period ended December 31, 2008?

A There was almost no place to hide from the steep decline in the market, but some stocks weathered the crisis better than others. By focusing on high-quality companies with solid earnings growth and by limiting the Fund's exposure to several sectors of the economy that suffered in the wake of higher oil prices in the first half of 2008 and the deepening financial crisis


4    Pioneer AmPac Growth Fund | Annual Report | 12/31/08
   throughout the fiscal year, we were able to lessen the impact of the decline on the Fund's portfolio. Our stock selection -- particularly in the energy, information technology, industrial, and health care sectors -- also helped the Fund's performance results during the 12-month period.

Q Could you mention some of the holdings that helped the Fund's performance during the annual reporting period?

A The Fund's focus on large integrated oil companies, such as ExxonMobil and Chevron, was a positive contributor, as they outperformed servicers and drillers when commodity prices fell sharply. Fund holding Johnson & Johnson was the third-best performing stock in the Dow Jones Industrial Average in 2008 -- demonstrating its defensive qualities as a health care company in a down market. Similarly, two consumer-related holdings performed well despite the economic slowdown: footwear giant Nike continued to do well following the summer Olympics, and Colgate-Palmolive benefited from consumers not turning to generic alternatives during the period. Investments in the chewing gum manufacturer Wm. Wrigley Jr. appreciated strongly in response to a buyout offer from Warren Buffet's Berkshire Hathaway and the privately held Mars. Expeditors International of Washington, an international airfreight forwarding company, continued to profit from trade between Asia and the United States in spite of the global slowdown.

   Three holdings that were added to the Fund last spring held up well during the period. United Technologies has a large order backlog that is expected to help support revenue growth in the months ahead. Accenture, a global management consulting and technology services company, has been seeing the growth of its outsourcing business as customers seek to reduce costs during the recession. Finally, Trimble Navigation, which specializes in global positioning equipment for businesses, including agriculture and road construction, may be in a position to benefit from infrastructure spending that is expected to be part of the new administration's stimulus package.

Q Which holdings detracted from the Fund's performance during the 12 months ended December 31, 2008?

A The Fund's financial stocks declined during the sell-off, but they did not fall to the degree that large money center and regional banks with balance sheet issues did. In our estimation, Fund holdings such as State Street Bank and T. Rowe Price still offer strategic value and long-term potential. We did, however, sell the Fund's holding in commercial bank UCBH Holdings in the first half of the year - well in advance of the financial market meltdown last fall. We were concerned that the difficulties in the credit markets could result in a decline in commercial real estate transactions, which would impact UCBH negatively. We scaled back the Fund's investment in General Electric, but the stock still proved disappointing in the market correction


                       Pioneer AmPac Growth Fund | Annual Report | 12/31/08    5
   when the company reported weaker-than-expected earnings due to the dismal performance of its financial businesses.

   With the current state of the U.S. economy coming into question, WPP Group, which owns the highly respected Ogilvy Mather and J. Walter Thompson agencies, fell in response to fears that a slowdown will hurt demand for advertising. Stryker, a developer and manufacturer of orthopedic and surgical devices, lagged in the fourth quarter on investor fears that patients would postpone elective surgeries in a recession, thereby affecting company profits. Stryker's stock price bounced back following the close of the fiscal year. Medtronic's stock lagged in response to concerns that a competitor with a similar stent product may hurt profits. However, we saw this as a temporary issue and remain confident in the company's growth potential, especially from its pacemaker and neurological businesses.

Q We've already discussed some of the stocks that you added to the portfolio early in the year. Did you make any further changes to the portfolio in the second half of the year ended December 31, 2008?

A Yes. In an effort to increase the Fund's exposure to the defensive consumer staples sector, we added Procter & Gamble, which we believe should prove relatively resilient in these tougher economic times.

Q  What is your outlook for the new fiscal year that began on January 1, 2009?

A The months ahead are difficult to gauge, but we think that deleveraging, or the paying down of excess debt, should help restore more solid underpinnings to the U.S. economy. And while the United States may face some bumpy conditions over the next few months, we feel the coordinated response by global governments and central banks should aid credit market recovery, differentiating today's crisis from the Great Depression.

   We have been seeing signs that the markets are beginning to function again, which is contributing to our mildly optimistic outlook. Crude oil prices declined steeply during the second half of 2008 -- falling from a peak of $147 a barrel to below $40, and gasoline prices followed suit. This will free up much needed cash for consumers to spend and help keep inflation low. Secondly, given the steep decline in interest rates during the course of 2008, we think that record low rates can help stabilize the housing market, which, in turn, helps financial and credit markets recover. Thirdly, the massive U.S. government economic stimulus program, in tandem with those abroad, should help jump start the economy and restore some consumer and investor confidence. Finally, new direction and leadership in Washington can be a positive force for change.


6    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

   U.S. equity valuations are the most compelling in years and appear to be discounting a too-bearish outlook in our estimation. We feel that the Fund, with its emphasis on high-quality companies with strong balance sheets, strong cash flows, excellent management and reasonable growth prospects trading at attractive valuations, should be in a good position to benefit from an improving economic cycle.


Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                       Pioneer AmPac Growth Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks                                        86.8%
Temporary Cash Investments                                11.1%
Depositary Receipts for International Stocks               2.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Information Technology                            34.5%
Industrials                                       16.5%
Health Care                                       11.6%
Consumer Discretionary                            11.3%
Consumer Staples                                  10.4%
Financials                                         9.0%
Energy                                             6.7%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


    1.    Accenture, Ltd.                        4.95%
    2.    Colgate-Palmolive Co.                  4.90
    3.    Emerson Electric Co.                   4.80
    4.    T. Rowe Price Associates, Inc.         4.78
    5.    Microsoft Corp.                        4.48
    6.    State Street Corp.                     4.22
    7.    Cisco Systems, Inc.                    4.14
    8.    3M Co.                                 4.11
    9.    Nike, Inc.                             4.05
   10.    Stryker Corp.                          3.97

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class           12/31/08           12/31/07
       A           $ 12.13            $ 18.36
-------------------------------------------------
       B           $ 11.80            $ 17.77
-------------------------------------------------
       C           $ 11.78            $ 17.79
-------------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
       A           $   0.1025            $  --             $  --
--------------------------------------------------------------------------------
       B           $     --              $  --             $  --
--------------------------------------------------------------------------------
       C           $     --              $  --             $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10-12.


                       Pioneer AmPac Growth Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


                   Average Annual Total Returns
                    (As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                                -1.06%         -1.64%
 5 Years                                 -3.82          -4.96
 1 Year                                 -33.36         -37.19
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                        Gross           Net
------------------------------------------------------------------
                                          1.65%          1.25%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer              Russell
                    AmPac                1000
                    Growth               Growth
                    Fund                 Index
12/98                9,425               10,000
                    11,738               13,316
12/00               11,815               10,330
                    10,115                8,220
12/02                8,054                5,928
                    10,298                7,692
12/04               10,396                8,176
                    10,470                8,606
12/06               11,658                9,387
                    12,716               10,496
12/08                8,474                6,462




Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower.

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/10 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AmPac Growth Fund was created through the reorganization of predecessor fund Papp America-Pacific Rim Fund on February 20, 2004. The performance of Class A shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund.


10    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                                 -1.83%         -1.83%
 5 Years                                  -4.61          -4.61
 1 Year                                  -33.60         -36.25
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           2.60%          2.15%
----------------------------------------------------------------


[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer              Russell
                    AmPac                1000
                    Growth               Growth
                    Fund                 Index
12/98               10,000               10,000
                    12,362               13,316
12/00               12,350               10,330
                    10,494                8,220
12/02                8,292                5,928
                    10,524                7,692
12/04               10,549                8,176
                    10,509                8,606
12/06               11,584                9,387
                    12,520               10,496
12/08                8,314                6,462



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower.

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/10 for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AmPac Growth Fund was created through the reorganization of predecessor fund Papp America-Pacific Rim Fund on February 20, 2004. The performance of Class B shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund.


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                                 -1.85%         -1.85%
 5 Years                                  -4.64          -4.64
 1 Year                                  -33.78         -33.78
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           2.55%          2.15%
----------------------------------------------------------------


[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer              Russell
                    AmPac                1000
                    Growth               Growth
                    Fund                 Index
 12/98              10,000               10,000
                    12,362               13,316
 12/00              12,350               10,330
                    10,494                8,220
 12/09               8,292                5,928
                    10,524                7,692
 12/09              10,542                8,176
                    10,509                8,606
 12/09              11,590                9,387
                    12,534               10,496
 12/09               8,300                6,462



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of the 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower.

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/10 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AmPac Growth Fund was created through the reorganization of predecessor fund Papp America-Pacific Rim Fund on February 20, 2004. The performance of Class C shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund.


12    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on actual returns from July 1, 2008 through December 31, 2008.


 --------------------------------------------------------------------------------
Share Class                     A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------
 Ending Account          $   734.41       $   736.06       $   733.09
 Value on 12/31/08
--------------------------------------------------------------------------------
 Expenses Paid           $     5.45       $     7.81       $     8.28
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.79% and 1.90% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


--------------------------------------------------------------------------------
 Share Class                     A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------
 Ending Account          $ 1,018.85       $ 1,016.14       $ 1,015.58
 Value on 12/31/08
--------------------------------------------------------------------------------
 Expenses Paid           $     6.34       $     9.07       $     9.63
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.79% and 1.90% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Schedule of Investments | 12/31/08


--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
            COMMON STOCKS -- 98.4%
            ENERGY -- 6.6%
            Integrated Oil & Gas -- 6.6%
   6,400    Chevron Corp.                                        $   473,408
   4,600    Exxon Mobil Corp.                                        367,218
                                                                 -----------
                                                                 $   840,626
                                                                 -----------
            Total Energy                                         $   840,626
--------------------------------------------------------------------------------
            CAPITAL GOODS -- 12.9%
            Aerospace & Defense -- 2.0%
   4,800    United Technologies Corp.                            $   257,280
--------------------------------------------------------------------------------
            Electrical Component & Equipment -- 4.7%
  16,500    Emerson Electric Co.                                 $   604,065
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 6.2%
   9,000    3M Co.                                               $   517,860
  16,500    General Electric Co.                                     267,300
                                                                 -----------
                                                                 $   785,160
                                                                 -----------
            Total Capital Goods                                  $ 1,646,505
--------------------------------------------------------------------------------
            TRANSPORTATION -- 3.4%
            Air Freight & Couriers -- 3.4%
  13,000    Expeditors International of Washington, Inc. (b)     $   432,510
                                                                 -----------
            Total Transportation                                 $   432,510
--------------------------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 6.7%
            Apparel, Accessories & Luxury Goods -- 2.7%
  17,000    Coach, Inc.*                                         $   353,090
--------------------------------------------------------------------------------
            Footwear -- 4.0%
  10,000    Nike, Inc. (b)                                       $   510,000
                                                                 -----------
            Total Consumer Durables & Apparel                    $   863,090
--------------------------------------------------------------------------------
            MEDIA -- 2.3%
            Advertising -- 2.3%
  10,000    WPP Plc                                              $   295,900
                                                                 -----------
            Total Media                                          $   295,900
--------------------------------------------------------------------------------
            RETAILING -- 2.0%
            General Merchandise Stores -- 2.0%
   7,500    Target Corp.                                         $   258,975
                                                                 -----------
            Total Retailing                                      $   258,975
--------------------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 3.2%
            Soft Drinks -- 3.2%
   7,500    PepsiCo, Inc.                                        $   410,775
                                                                 -----------
            Total Food, Beverage & Tobacco                       $   410,775
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    15

--------------------------------------------------------------------------------
 Shares                                                     Value
--------------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 7.0%
            Household Products -- 7.0%
   9,000    Colgate-Palmolive Co.                         $   616,860
   4,500    Procter & Gamble Co.*                             278,190
                                                          -----------
                                                          $   895,050
                                                          -----------
            Total Household & Personal Products           $   895,050
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 7.7%
            Health Care Equipment -- 7.7%
  15,500    Medtronic, Inc.                               $   487,010
  12,500    Stryker Corp.                                     499,375
                                                          -----------
                                                          $   986,385
                                                          -----------
            Total Health Care Equipment & Services        $   986,385
--------------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 3.7%
            Pharmaceuticals -- 3.7%
   8,000    Johnson & Johnson Co.                         $   478,640
                                                          -----------
            Total Pharmaceuticals & Biotechnology         $   478,640
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 8.9%
            Asset Management & Custody Banks -- 8.9%
  13,500    State Street Corp.                            $   530,955
  17,000    T. Rowe Price Associates, Inc.                    602,480
                                                          -----------
                                                          $ 1,133,435
                                                          -----------
            Total Diversified Financials                  $ 1,133,435
--------------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 13.1%
            Application Software -- 3.8%
  23,000    Adobe Systems, Inc.*                          $   489,670
--------------------------------------------------------------------------------
            IT Consulting & Other Services -- 4.9%
  19,000    Accenture, Ltd.                               $   623,010
--------------------------------------------------------------------------------
            Systems Software -- 4.4%
  29,000    Microsoft Corp.                               $   563,760
                                                          -----------
            Total Software & Services                     $ 1,676,440
--------------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 11.8%
            Communications Equipment -- 4.1%
  32,000    Cisco Systems, Inc.*                          $   521,600
--------------------------------------------------------------------------------
            Computer Hardware -- 1.3%
   2,000    IBM Corp.*                                    $   168,320
--------------------------------------------------------------------------------
            Computer Storage & Peripherals -- 1.1%
  13,500    EMC Corp.*                                    $   141,345
--------------------------------------------------------------------------------
            Electronic Equipment & Instruments -- 1.9%
  10,000    National Instruments Corp.                    $   243,600
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
16    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

---------------------------------------------------------------------------------
 Shares                                                                 Value
---------------------------------------------------------------------------------
                   Electronic Manufacturing Services -- 3.4%
       20,000      Trimble Navigation, Ltd.*                          $   432,200
                                                                      -----------
                   Total Technology Hardware & Equipment              $ 1,507,065
---------------------------------------------------------------------------------
                   SEMICONDUCTORS -- 9.1%
       29,500      Intel Corp.                                        $   432,470
       12,000      Linear Technology Corp. (b)                            265,440
       24,000      Microchip Technology, Inc. (b)                         468,720
                                                                      -----------
                                                                      $ 1,166,630
                                                                      -----------
                   Total Semiconductors                               $ 1,166,630
---------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $13,358,048)                                 $12,592,026
---------------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------------
                   TEMPORARY CASH INVESTMENTS -- 12.4%
                   Securities Lending Collateral -- 12.4% (c)
                   Certificates of Deposit:
   $   36,623      Abbey National Plc, 3.15%, 8/13/09                 $    36,623
       36,618      Bank of Nova Scotia, 3.21%, 5/5/09                      36,618
       58,526      Bank of Scotland NY, 2.92%, 6/5/09                      58,526
       65,922      Barclays Bank, 1.5%, 5/27/09                            65,922
       11,644      Calyon NY, 4.62%, 1/16/09                               11,644
       73,246      CBA, 4.87%, 7/16/09                                     73,246
       65,922      DNB NOR Bank ASA NY, 3.04%, 6/5/09                      65,922
       67,094      Intesa SanPaolo S.p.A., 1.44%, 5/22/09                  67,094
        4,243      NORDEA NY, 4.13%, 4/9/09                                 4,243
       54,935      Royal Bank of Canada NY, 2.7%, 8/7/09                   54,935
       36,623      Royal Bank of Scotland, 3.06%, 3/5/09                   36,623
        7,321      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            7,321
       73,246      Societe Generale, 3.29%, 9/4/09                         73,246
       65,922      Svenska Bank NY, 4.61%, 7/8/09                          65,922
       73,246      U.S. Bank NA, 2.25%, 8/24/09                            73,245
                                                                      -----------
                                                                      $   731,130
---------------------------------------------------------------------------------
                   Commercial Paper:
       71,928      American Honda Finance Corp., 4.95%, 7/14/09       $    71,928
        6,980      BBVA U.S., 2.83%, 3/12/09                                6,980
       36,623      CME Group, Inc., 2.9%, 8/6/09                           36,623
       36,619      General Electric Capital Corp., 2.86%, 3/16/09          36,619
       73,246      HSBC Bank, Inc., 2.5%, 8/14/09                          73,246
       36,623      IBM, 2.39%, 9/25/09                                     36,623
       65,922      Met Life Global Funding, 3.19%, 6/12/09                 65,922
       73,246      Monumental Global Funding, Ltd., 2.5%, 8/17/09          73,246
       65,922      New York Life Global, 2.13%, 09/04/09                   65,922
       62,259      Westpac Banking Corp., 2.34%, 6/1/09                    62,259
                                                                      -----------
                                                                      $   529,368
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    17

-------------------------------------------------------------------------------------
Principal
Amount                                                                      Value
-------------------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENT -- (continued)
                  Tri-party Repurchase Agreements:
   $  12,443      Barclays Capital Markets, 0.5%, 1/2/09                  $    12,443
     161,142      Deutsche Bank, 0.25%, 1/2/09                                161,142
                                                                          -----------
                                                                          $   173,585
-------------------------------------------------------------------------------------
                  Time Deposit:
      73,246      BNP Paribas, 0.01%, 1/2/09                              $    73,246
-------------------------------------------------------------------------------------
 Shares
                  Money Market Mutual Funds:
      18,312      Columbia Government Reserves Fund, 0.82%, 1/2/09        $    18,311
      54,935      JP Morgan, U.S. Government Money Market Fund, 0.98%,
                  1/2/09                                                       54,935
                                                                          -----------
                                                                          $    73,246
-------------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $1,580,575)                                       $ 1,580,575
-------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 110.8%
                  (Cost $14,938,623) (a)                                  $14,172,601
-------------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- (10.8)%                 $(1,376,566)
-------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                              $12,796,035
=====================================================================================

*     Non-income producing security.


(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $14,938,623 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $1,871,859
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (2,637,881)
                                                                                   ----------
       Net unrealized loss                                                         $ (766,022)
                                                                                   ===========

(b)   At December 31, 2008, the following securities were out on loan:



--------------------------------------------------------------------------
   Shares        Security                                         Value
     12,000     Expeditors International of Washington, Inc.     $  399,240
     11,000     Linear Technology Corp.                             243,320
     23,700     Microchip Technology, Inc.                          462,861
      9,000     Nike, Inc.                                          459,000
--------------------------------------------------------------------------
                Total                                            $1,564,421
===========================================================================

(c)   Securities lending collateral is managed by Credit Suisse New York
      Branch.


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $2,770,579 and $4,741,642, respectively.


The accompanying notes are an integral part of these financial statements.
18    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:



                                                    Investments
 Valuation Inputs                                   in Securities
 Level 1 -- Quoted Prices                           $ 12,592,026
 Level 2 -- Other Significant Observable Inputs        1,580,575
 Level 3 -- Significant Unobservable Inputs                   --
----------------------------------------------------------------
 Total                                              $ 14,172,601
================================================================


The accompanying notes are an integral part of these financial statements.
                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    19

Statement of Assets and Liabilities | 12/31/08


ASSETS:
  Investment in securities (including securities loaned of $1,564,421)
   (cost $14,938,623)                                                      $14,172,601
  Cash                                                                          16,907
  Receivables --
   Investment securities sold                                                  118,015
   Fund shares sold                                                             56,710
   Dividends                                                                    21,949
   Due from Pioneer Investment Management, Inc.                                 27,441
  Other                                                                         27,164
--------------------------------------------------------------------------------------
     Total assets                                                          $14,440,787
======================================================================================
LIABILITIES:
  Payables --
   Fund shares repurchased                                                 $     2,685
   Upon return of securities loaned                                          1,580,575
  Due to affiliates                                                              6,878
  Accrued expenses                                                              54,614
--------------------------------------------------------------------------------------
     Total liabilities                                                     $ 1,644,752
======================================================================================
NET ASSETS:
  Paid-in capital                                                          $13,585,455
  Undistributed net investment income                                           12,751
  Accumulated net realized loss on investments                                 (36,149)
  Net unrealized loss on investments                                          (766,022)
--------------------------------------------------------------------------------------
     Total net assets                                                      $12,796,035
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $10,501,480/865,921 shares)                            $     12.13
  Class B (based on $883,129/74,833 shares)                                $     11.80
  Class C (based on $1,411,426/119,772 shares)                             $     11.78
MAXIMUM OFFERING PRICE:
  Class A ($12.13[divided by]94.25%)                                       $     12.87
======================================================================================



The accompanying notes are an integral part of these financial statements.
20    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Statement of Operations

For the Year Ended 12/31/08



INVESTMENT INCOME:
  Dividends                                                 $320,068
  Interest                                                     3,735
  Income from securities loaned, net                           8,605
----------------------------------------------------------------------------------------
     Total investment income                                                $    332,408
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $130,987
  Transfer agent fees
   Class A                                                    20,494
   Class B                                                     5,218
   Class C                                                     6,688
  Distribution fees
   Class A                                                    34,197
   Class B                                                    13,630
   Class C                                                    20,727
  Shareholder communications expense                          13,795
  Administrative fees                                          5,238
  Custodian fees                                              28,003
  Registration fees                                           38,586
  Professional fees                                           45,467
  Printing expense                                            21,705
  Fees and expenses of nonaffiliated trustees                  6,588
  Miscellaneous                                                3,208
----------------------------------------------------------------------------------------
     Total expenses                                                         $    394,531
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (155,246)
     Less fees paid indirectly                                                      (795)
----------------------------------------------------------------------------------------
     Net expenses                                                           $    238,490
----------------------------------------------------------------------------------------
       Net investment income                                                $     93,918
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments:                                         $     33,863
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments:                             $ (6,834,281)
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $ (6,800,418)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $ (6,706,500)
=========================================================================================



The accompanying notes are an integral part of these financial statements.
                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    21

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively



                                                                  Year Ended         Year Ended
                                                                  12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                           $    93,918        $    13,491
Net realized gain on investments                                     33,863            498,908
Change in net unrealized gain (loss) on investments              (6,834,281)         1,302,624
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                 $(6,706,500)       $ 1,815,023
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.10 and $0.01 per share, respectively)            $   (88,818)       $   (12,149)
Net realized gain:
   Class A ($0.00 and $0.55 per share, respectively)                     --           (509,489)
   Class B ($0.00 and $0.55 per share, respectively)                     --            (46,623)
   Class C ($0.00 and $0.55 per share, respectively)                     --            (78,230)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $   (88,818)       $  (646,491)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 2,942,168        $ 5,145,754
Reinvestment of distributions                                        78,028            512,874
Cost of shares repurchased                                       (5,330,782)        (4,471,459)
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $(2,310,586)       $ 1,187,169
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $(9,105,904)       $ 2,355,701
NET ASSETS:
Beginning of year                                                21,901,939         19,546,238
----------------------------------------------------------------------------------------------
End of year                                                     $12,796,035        $21,901,939
----------------------------------------------------------------------------------------------
Undistributed net investment income                             $    12,751        $     7,651
----------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.
22    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

                                    '08 Shares       '08 Amount         '07 Shares       '07 Amount
Class A
Shares sold                           148,959        $  2,197,791         200,764      $3,696,448
Reinvestment of distributions           6,634              77,960          24,202         429,839
Less shares repurchased              (253,771)         (4,039,208)       (166,136)     (3,144,954)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (98,178)       $ (1,763,457)         58,830      $  981,333
==================================================================================================
Class B
Shares sold                            21,193        $    322,565          36,725      $  659,609
Reinvestment of distributions              --                  --           1,964          33,746
Less shares repurchased               (33,857)           (457,158)        (38,346)       (687,627)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (12,664)       $   (134,593)            343      $    5,728
==================================================================================================
Class C
Shares sold                            27,851        $    421,880          43,990      $  789,543
Reinvestment of distributions              --                  --           2,867          49,289
Less shares repurchased               (56,680)           (834,416)        (35,774)       (630,966)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (28,829)       $   (412,536)         11,083      $  207,866
==================================================================================================
Class R*
Shares sold                                --        $         --               9      $      154
Reinvestment of distributions              --                  --              --              --
Less shares repurchased                    --                  --            (458)         (7,912)
--------------------------------------------------------------------------------------------------
   Net decrease                            --        $         --            (449)     $   (7,758)
==================================================================================================

* Class R shares ceased operations on February 1, 2007

The accompanying notes are an integral part of these financial statements.
                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    23

Financial Highlights

The accompanying notes are an integral part of these financial statements.
                                                                         Year Ended    Year Ended
                                                                         12/31/08      12/31/07
Class A
Net asset value, beginning of period                                      $   18.36      $ 17.37
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $    0.11      $  0.04
 Net realized and unrealized gain (loss) on investments                       (6.24)        1.51
-------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $   (6.13)     $  1.55
Distributions to shareowners:
 Net investment income                                                        (0.10)       (0.01)
 Net realized gain                                                               --        (0.55)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   (6.23)     $  0.99
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   12.13      $ 18.36
=================================================================================================
Total return*                                                                (33.36)%       9.07%
Ratio of net expenses to average net assets+                                   1.25%        1.25%
Ratio of net investment income to average net assets+                          0.66%        0.23%
Portfolio turnover rate                                                          16%           9%
Net assets, end of period (in thousands)                                  $  10,501      $17,703
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  2.07%        1.65%
 Net investment loss                                                          (0.16)%      (0.17)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  1.25%        1.25%
 Net investment income                                                         0.66%        0.23%
=================================================================================================



Financial Highlights
The accompanying notes are an integral part of these financial statements.
                                                                         Year Ended    Year Ended    Year Ended
                                                                         12/31/06      12/31/05      12/31/04 (b)
Class A
Net asset value, beginning of period                                       $ 16.08      $ 15.97       $  15.87
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.05      $  0.02       $   0.06
 Net realized and unrealized gain (loss) on investments                       1.77         0.09           0.10
----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  1.82      $  0.11       $   0.16
Distributions to shareowners:
 Net investment income                                                       (0.01)          --(a)       (0.06)
 Net realized gain                                                           (0.52)          --             --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  1.29      $  0.11       $   0.10
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 17.37      $ 16.08       $  15.97
=================================================================================================================
Total return*                                                                11.35%        0.71%          0.99%**
Ratio of net expenses to average net assets+                                  1.25%        1.25%          1.25%
Ratio of net investment income to average net assets+                         0.28%        0.08%          0.43%
Portfolio turnover rate                                                         14%          16%            11%
Net assets, end of period (in thousands)                                   $15,724      $15,780        $19,042
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 1.82%        2.23%          2.22%
 Net investment loss                                                         (0.29)%      (0.90)%        (0.54)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 1.25%        1.25%          1.25%
 Net investment income                                                        0.28%        0.08%          0.43%
=================================================================================================================

(a) Amount rounds to less than $.01 per share.
(b) Effective February 20, 2004 Pioneer Investment Management became the Advisor of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

**  Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

24  Pioneer AmPac Growth Fund | Annual Report | 12/31/08

The accompanying notes are an integral part of these financial statements.
                                                                                      Year Ended    Year Ended
                                                                                      12/31/08      12/31/07
Class B
Net asset value, beginning of period                                                   $   17.77      $ 16.97
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                          $    0.02      $ (0.13)
 Net realized and unrealized gain (loss) on investments                                    (5.99)        1.48
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $   (5.97)     $  1.35
Distributions to shareowners:
 Net realized gain                                                                            --        (0.55)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $   (5.97)     $  0.80
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $   11.80      $ 17.77
==============================================================================================================
Total return*                                                                             (33.60)%       8.09%
Ratio of net expenses to average net assets+                                                1.80%        2.16%
Ratio of net investment income (loss) to average net assets+                                0.11%       (0.67)%
Portfolio turnover rate                                                                       16%           9%
Net assets, end of period (in thousands)                                               $     883      $ 1,555
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               3.10%        2.60%
 Net investment loss                                                                       (1.19)%      (1.11)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.79%        2.15%
 Net investment income (loss)                                                               0.12%       (0.66)%
==============================================================================================================



The accompanying notes are an integral part of these financial statements.
                                                                                      Year Ended    Year Ended
                                                                                      12/31/06      12/31/05
Class B
Net asset value, beginning of period                                                    $ 15.87       $ 15.93
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $ (0.10)      $ (0.15)
 Net realized and unrealized gain (loss) on investments                                    1.72          0.09
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $  1.62       $ (0.06)
Distributions to shareowners:
 Net realized gain                                                                        (0.52)           --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  1.10       $ (0.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 16.97       $ 15.87
===============================================================================================================
Total return*                                                                             10.23%        (0.38)%
Ratio of net expenses to average net assets+                                               2.23%         2.32%
Ratio of net investment income (loss) to average net assets+                              (0.69)%       (0.98)%
Portfolio turnover rate                                                                      14%           16%
Net assets, end of period (in thousands)                                                $ 1,479       $ 1,224
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              2.79%         3.30%
 Net investment loss                                                                      (1.25)%       (1.96)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                              2.22%         2.32%
 Net investment income (loss)                                                             (0.68)%       (0.98)%
===============================================================================================================



The accompanying notes are an integral part of these financial statements.
                                                                                      2/21/04 (b)
                                                                                     to 12/31/04
Class B
Net asset value, beginning of period                                                    $  16.32
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $    (0.01)
 Net realized and unrealized gain (loss) on investments                                      (0.38)
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $    (0.39)
Distributions to shareowners:
 Net realized gain                                                                              --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $    (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $    15.93
===================================================================================================
Total return*                                                                                (2.39)%(a)
Ratio of net expenses to average net assets+                                                  2.08%**
Ratio of net investment income (loss) to average net assets+                                 (0.07)%**
Portfolio turnover rate                                                                         11%
Net assets, end of period (in thousands)                                                $    1,177
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                 3.14%**
 Net investment loss                                                                         (1.14)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                 2.08%**
 Net investment income (loss)                                                                (0.07)%**
===================================================================================================

(a) Not Annualized.
(b) Class B shares were first publicly offered on February 21, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

                        Pioneer AmPac Growth Fund | Annual Report | 12/31/08  25

The accompanying notes are an integral part of these financial statements.
                                                                                     Year Ended    Year Ended
                                                                                     12/31/08      12/31/07
Class C
Net asset value, beginning of period                                                  $   17.79       $ 16.98
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                         $      --(c)    $ (0.11)
 Net realized and unrealized gain (loss) on investments                                   (6.01)         1.47
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $   (6.01)      $  1.36
Distributions to shareowners:
 Net realized gain                                                                           --         (0.55)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $   (6.01)      $  0.81
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   11.78       $ 17.79
==============================================================================================================
Total return*                                                                            (33.78)%        8.14%
Ratio of net expenses to average net assets+                                               1.91%         2.16%
Ratio of net investment income (loss) to average net assets+                              (0.02)%       (0.67)%
Portfolio turnover rate                                                                      16%            9%
Net assets, end of period (in thousands)                                              $   1,411       $ 2,644
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              3.03%         2.55%
 Net investment loss                                                                      (1.14)%       (1.06)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                              1.90%         2.15%
 Net investment income (loss)                                                             (0.01)%       (0.66)%
==============================================================================================================



Financial Highlights (continued)
The accompanying notes are an integral part of these financial statements.
                                                                                      Year Ended    Year Ended
                                                                                     12/31/06      12/31/05
Class C
Net asset value, beginning of period                                                    $ 15.87       $ 15.92
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $ (0.11)      $ (0.15)
 Net realized and unrealized gain (loss) on investments                                    1.74          0.10
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $  1.63       $ (0.05)
Distributions to shareowners:
 Net realized gain                                                                        (0.52)           --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  1.11       $ (0.05)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 16.98       $ 15.87
==============================================================================================================
Total return*                                                                             10.29%        (0.31)%
Ratio of net expenses to average net assets+                                               2.20%         2.23%
Ratio of net investment income (loss) to average net assets+                              (0.67)%       (0.90)%
Portfolio turnover rate                                                                      14%           16%
Net assets, end of period (in thousands)                                                $ 2,336       $ 2,664
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              2.77%         3.20%
 Net investment loss                                                                      (1.24)%       (1.87)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                              2.20%         2.22%
 Net investment income (loss)                                                             (0.67)%       (0.89)%
==============================================================================================================



Financial Highlights (continued)
The accompanying notes are an integral part of these financial statements.
                                                                                      2/21/04 (b)
                                                                                     to 12/31/04
Class C
Net asset value, beginning of period                                                    $  16.32
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $   0.01
 Net realized and unrealized gain (loss) on investments                                    (0.41)
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $  (0.40)
Distributions to shareowners:
 Net realized gain                                                                            --
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  (0.40)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  15.92
================================================================================================
Total return*                                                                              (2.45)%(a)
Ratio of net expenses to average net assets+                                                2.12%**
Ratio of net investment income (loss) to average net assets+                                0.14%**
Portfolio turnover rate                                                                       11%
Net assets, end of period (in thousands)                                                $  2,905
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               3.16%**
 Net investment loss                                                                       (0.89)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               2.12%**
 Net investment income (loss)                                                               0.14%**
================================================================================================

(a) Not Annualized.
(b) Class C shares were first publicly offered on February 21, 2004.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

26  Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer AmPac Growth Fund (the Fund) (formerly, Pioneer Papp America-Pacific Rim Fund), is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America-Pacific Rim Fund, Inc. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class B and Class C shares. Class R shares were liquidated on February 1, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. Class B shares convert to Class A shares approximately eight years after the date of purchase.


The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    27
unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal


28    Pioneer AmPac Growth Fund | Annual Report | 12/31/08
   income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Fund had a net capital loss carryforward of $36,149 which will expire in 2016 if not utilized.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:


-------------------------------------------------------
                                    2008          2007
   Distributions paid from:
   Ordinary income                 $88,818     $ 12,149
   Long-term capital gain               --      634,342
-------------------------------------------------------
     Total                         $88,818     $646,491
-------------------------------------------------------

  The following shows components of distributable earnings on a federal income tax basis at December 31, 2008:


-----------------------------------------------------
                                             2008
-----------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income         $   12,751
   Capital loss carryforward                (36,149)
   Unrealized Depreciation                 (766,022)
----------------------------------------------------
     Total                               $ (789,420)
====================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $1,735 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    29
   number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and on the same day , except that Class A, Class B and Class C shares bear different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the year ended


30    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

December 31, 2008, the net management fee was equivalent to 0.75% of average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to
L. Roy Papp & Associates, LLP (Papp) as compensation for its sub-advisory services to the Fund.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2010. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond May 1, 2010. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $264 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:


---------------------------------------------
Shareholder Communications:
---------------------------------------------
 Class A                              $10,021
 Class B                                1,429
 Class C                                2,345
---------------------------------------------
   Total                              $13,795
=============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,484 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    31

4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $130 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $4,445 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $795 under such arrangements.


6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the
Shareowners of Pioneer AmPac Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AmPac Growth Fund, one of the series constituting Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AmPac Growth Fund of the Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP


Boston, Massachusetts
February 18, 2009

                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    33

Approval of Sub-Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained L. Roy Papp & Associates, Inc. to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Fund approved an amended and restated investment advisory agreement between the Fund and PIM. Shareholders of the Fund approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Fund's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Fund for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided to the Fund by the sub-adviser, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Fund were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by


34    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Sub-advisory Fee and Expenses
The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Fund, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2008 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients. The Trustees noted that the fee rates for those separate accounts generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. It was noted that the sub-adviser reported that it did not currently manage any accounts with investment strategies that were similar to the Fund.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Fund was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. They also considered PIM's profit margin in


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    35
connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Fund.

Other Benefits
The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Portfolio.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Fund between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Fund.


36    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    37

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2003.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.



Interested Trustees
---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
 Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive
                            Vice President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.



38  Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
 Name and Age        with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2003.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------



Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
 Name and Age         Principal Occupation During Past Five Years                         Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
-------------------------------------------------------------------------------------------------------------------------

                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08  39

-----------------------------------------------------------------------
                            Position Held   Length of Service
 Name and Age               with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal
-----------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
Stephen K. West (80)        Trustee         Trustee since 2008.
-----------------------------------------------------------------------
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
 Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                       Trustee, Mellon Institutional
                                                                                                Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversees 17
                                                                                                portfolios in fund complex)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (2008 - present) (tech-   None
                            nology products for securities lending industry); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm)                                      High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                  Director, The Swiss Helvetia
                                                                                                Fund, Inc. (closed-end
                                                                                                investment company)
-----------------------------------------------------------------------------------------------------------------------------


40  Pioneer AmPac Growth Fund | Annual Report | 12/31/08

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
 Name and Age                with the Fund         and Term of Office
--------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------



Fund Officers
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
 Name and Age                 Principal Occupation During Past Five Years                        Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008             None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of Pioneer
                             from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08  41

--------------------------------------------------------------------------------
                              Position Held              Length of Service
 Name and Age                 with the Fund              and Term of Office
--------------------------------------------------------------------------------
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
 Name and Age                  Principal Occupation During Past Five Years                       Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration      None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of     None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments
                              (February 2005 to July 2005); Independent Consultant
                              (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------



42  Pioneer AmPac Growth Fund | Annual Report | 12/31/08

                           This page for your notes.

                      Pioneer AmPac Growth Fund | Annual Report | 12/31/08    43

                           This page for your notes.

44    Pioneer AmPac Growth Fund | Annual Report | 12/31/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM)for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




--------------------------------------------------------------------------------
                  Pioneer AMT-Free CA
                  Municipal Fund
--------------------------------------------------------------------------------
                  Annual Report | December 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   CATAX
Class B   CATBX
Class C   CATCX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             8
Prices and Distributions                                                      9
Performance Update                                                           10
Comparing Ongoing Fund Expenses                                              13
Schedule of Investments                                                      15
Financial Statements                                                         18
Notes to Financial Statements                                                25
Report of Independent Registered Public Accounting Firm                      31
Trustees, Officers and Service Providers                                     33


              Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for California tax-free bonds during the Fund's most recent fiscal year ended December 31, 2008, the Fund's performance during the period, his investment strategy and his outlook.

Q How did the Fund perform during its most recent fiscal year ended December 31, 2008?

A For the 12 months ended December 31, 2008, Pioneer AMT-Free California Municipal Fund's Class A shares produced a -16.72% return at net asset value. The Fund's benchmark, the Barclays Capital Municipal Bond Index, returned -2.47% over the same 12-month period, and the average return of the 119 funds in Lipper's California Municipal Debt Funds Category was -11.53%. Lipper Analytical Services is an independent monitor of mutual fund performance.

Q How would you describe the investing environment for tax-exempt bonds during the 12 months ended December 31, 2008?

A The year 2008 represented one of the most unusual and volatile periods ever witnessed in the municipal bond market. Early in the year, severe financial difficulties related to the housing crisis caused the three largest "monoline" insurers -- FGIC, MBIA and AMBAC -- to lose their AAA ratings. The loss of AAA status for the three monolines meant that the underlying credits for a host of insured municipal bonds had to be painstakingly re-evaluated by market watchers (which sparked significant price volatility).

    Another market disruption in the first months of 2008 came from the activities of hedge fund managers, who in the past had profited by borrowing large amounts at low short-term rates and investing the proceeds in higher-yielding long-term municipal bonds. However, in mid to late February, many hedge fund managers were forced to sell billions of dollars of long-term municipal bonds to meet margin calls. The huge selloff temporarily seized up the municipal market until some private sale arrangements of hedge fund holdings ignited a municipal rally that lasted into the middle of May.

    In the fall of 2008, with the collapse of Lehman Brothers and the Federal government's rescues of AIG, Fannie Mae, Freddie Mac and other prominent financial institutions, the credit crisis mushroomed, and the municipal market's reasonably sound fundamental characteristics were ignored by investors, replaced by intense anxiety over the health of the U.S. financial system. Lehman Brothers' disappearance made banks and brokers barely


4    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08
    willing to lend or trade to an extent that we have rarely witnessed. The freeze-up in the municipal bond market began in October 2008 and peaked in early December. Even high-quality tax-free bonds were trading at steep discounts during this time, as the credit markets engaged in a frenzied "flight to quality" to U.S. Treasury and agency securities.

    Finally, in early December 2008, with municipal issuance at a standstill, selling pressure from hedge funds abating and municipal/Treasury yield ratios at unprecedented levels (long-term Treasuries yielding 2.50% and AAA-rated municipals of the same maturity yielding 5.50% to 6.00%), investors began to snap up tax-exempt bonds at attractive yields, and the municipal market improved over the final three weeks of 2008. Again, in my view, fundamental factors such as issuing municipalities' ability to raise taxes or cut spending in order to balance budgets, did not support such a high municipal yield premium over Treasuries. This circumstance spurred bargain hunting among investors seeking to lock in high yields.

    In California, the state's fiscal problems have worsened. In line with the rest of the country's recessionary circumstances, California's sales and income tax receipts have slowed significantly, and the state's leaders are taking a long time to come to an agreement on a budget. California's budget gap is much bigger than most other states, but the state's considerable resources also dwarf most others.

Q What was your investment strategy for the Fund during the 12-month period ended December 31, 2008?

A As always, our principal strategy for the Fund was to purchase and hold discounted long-term bonds, as these investments offer the highest yields in the municipal marketplace. We also believe that they offer the most attractive value over time.

    Because of the lack of AAA insurance on many new issues in recent months, in the first half of 2008 high-quality issuers had to come to market with higher yields in order to attract investors. In the first six months of the annual reporting period, we focused on several of these opportunities, purchasing bonds with yield "spreads" over AAA bonds that were double or triple what they had been in recent years. The purchases included hospital bonds in California's Statewide Community Development Authority for Sutter Hospital, and St. Joseph Hospital.

    As of the close of the period on December 31, 2008, 43% of the Fund's portfolio was rated AAA (or the equivalent) or AA. In addition, the Fund is broadly diversified among 30 issuers from all areas of the state.


              Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    5

Q What were the largest contributors to and detractors from Fund performance in 2008?

A In a difficult market, municipal bond interest rate spreads (or differences in yield) between long- and short-term issues widened dramatically, negatively affecting the bond prices of longer-term issues, which make up most of the Fund's portfolio. The Fund's average maturity is significantly longer than that of the Barclays Capital Municipal Bond Index, which means that it will generally underperform the benchmark when long-term interest rates are rising (such as through much of 2008) and outperform when those rates are declining. Of course, over the long term, we believe the Fund's shareholders should benefit from the higher yields of the long-term bonds held in the Fund's portfolio.

    One of the largest individual detractors from performance came from California Municipal Finance Authority for Community Hospital bonds (rated BBB+), which declined in price as yield "spreads" between AAA and lower quality bonds widened substantially during the fourth quarter. Similarly affected were the Fund's holdings in California Redevelopment Agency bonds based in Redding. We believe both bond issues are fundamentally sound and the Fund will continue to hold them. Short-term issues in the form of pre-refunded municipal bonds were the strongest contributors to performance over the period. An example comes from Golden State tobacco bonds pre-refunded to 2013.

Q   What is your outlook going forward?

A Statistical reports regarding the state of the U.S. economy in late 2008 and early 2009 continued to be dismal, and the economic situation could deteriorate further. President Obama and Congress will need to act quickly on spending programs to revive the economy.

    State and local government officials are facing their most difficult budgetary conditions in more than 50 years, but municipal bond defaults have remained at a very low level. We are confident that in most cases officials' experience in dealing with trying economic circumstances will see California and its agencies and municipalities through the crisis. In terms of market volatility, the hope would be that in 2009 market behavior will be based more on fundamental factors and less on fears about the health of financial firms and supply/demand imbalances. The Fund will continue to hold long-term issues that we think have the best chance to perform well, and we will seek to avoid those that might encounter significant budgetary problems. We will also seek to lock in attractive yields for the Fund from high-quality tax-free bonds, as we feel there are many promising opportunities in the market.


6    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

    We believe that Pioneer AMT-Free California Municipal Fund continues to be an option for suitable investors seeking high income free from federal income tax and California state personal income tax.


Please refer to the Schedule of Investments on pages 15-17 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by California and its municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


              Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                      8.6%
AA                                      39 0%
A                                       38.7%
BBB                                      9.5%
BB & Lower                               3.9%
Commercial Paper                         0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                 50.8%
Health                                  16.7%
Water & Sewer                            9.2%
Various Revenues                         9.1%
Housing                                  4.6%
Transportation                           3.9%
Special Revenues                         3.7%
General Obligation                       1.7%
Reserves                                 0.3%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

 1.    Madera California District Water, 5.5%, 1/1/33                            4.83%
 2.    Alameda Corridor Transportation Authority, 4.75%, 10/1/25                 4.68
 3.    California State Department of Veteran Affairs, 4.75%, 12/1/25            4.64
 4.    California Statewide, 5.75%, 7/1/47                                       4.48
 5.    Long Beach California Finance Authority, 5.5%, 11/15/37                   4.37
 6.    California Statewide Communities Development Authority, 5.75%, 8/15/38    4.29
 7.    Anaheim California Public Financing Authority Lease, 4.25%, 9/1/35        4.27
 8.    California Municipal Finance Agency, 5.25%, 2/1/37                        4.07
 9.    San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33            3.93
10.    Golden State Tobacco Securitization, 6.75%, 6/1/39                        3.76

* The list excludes temporary cash investments and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         12/31/08                  12/31/07
--------------------------------------------------------------------------------
       A                           $   9.65                  $   12.19
--------------------------------------------------------------------------------
       B                           $   9.60                  $   12.12
--------------------------------------------------------------------------------
       C                           $   9.56                  $   12.08
--------------------------------------------------------------------------------


Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.5365               $--            $ 0.0267
--------------------------------------------------------------------------------
       B            $ 0.4294               $--            $ 0.0267
--------------------------------------------------------------------------------
       C            $ 0.4371               $--            $ 0.0267
--------------------------------------------------------------------------------


              Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.


                   Average Annual Total Returns
                    (As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                             2.21%           1.62%
 5 Years                             -0.31           -1.23
 1 Year                             -16.72          -20.44
------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                     Gross            Net
------------------------------------------------------------------
                                      0.95%           0.86%
------------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                       Pioneer AMT-Free         Barclay's Capital
Date                   CA Municipal Fund       Municipal Bond Index
12/98                        9,550                    10,000
                             8,554                     9,794
12/00                       10,128                    10,939
                            10,516                    11,499
12/02                       11,389                    12,604
                            11,934                    13,274
12/04                       12,563                    13,868
                            13,435                    14,356
12/06                       14,138                    15,051
                            14,107                    15,557
12/08                       11,748                    15,172

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco California Tax-Free Income Fund on December 10, 2004. The performance of Class A shares of the Fund includes the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects the contractual expense limitations currently in effect through 5/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                               1.35%          1.35%
 5 Years                               -1.24          -1.24
 1 Year                               -17.44         -20.61
----------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                        1.78%         1.76%
----------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                       Pioneer AMT-Free         Barclay's Capital
Date                   CA Municipal Fund       Municipal Bond Index
12/98                       10,000                    10,000
                             8,992                     9,794
12/00                       10,576                    10,939
                            10,897                    11,499
12/02                       11,711                    12,604
                            12,175                    13,274
12/04                       12,744                    13,868
                            13,431                    14,356
12/06                       14,016                    15,051
                            13,858                    15,557
12/08                       11,440                    15,172

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC).

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco California Tax-Free Income Fund on December 10, 2004. The performance of Class B shares of the Fund includes the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects the contractual expense limitation currently in effect through 5/1/10 for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (10/1/03)                             -0.81%         -0.81%
 5 Years                               -1.22          -1.22
 1 Year                               -17.45         -17.45
----------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                       1.68           1.68
----------------------------------------------------------------

[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                       Pioneer AMT-Free         Barclay's Capital
Date                   CA Municipal Fund       Municipal Bond Index
10/03                       10,000                   10,000
12/03                       10,225                   10,188
12/04                       10,695                   10,644
12/05                       11,281                   11,018
12/06                       11,776                   11,552
12/07                       11,650                   11,940
12/08                        9,617                   11,645

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco California Tax-Free Income Fund on December 10, 2004. The performance of Class C shares of the Fund includes the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects the contractual expense limitation currently in effect through 5/1/10 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


12    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:


(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA
Municipal Fund

Based on actual returns from July 1, 2008 through December 31, 2008.

--------------------------------------------------------------------------------
 Share Class                  A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------
 Ending Account          $   843.26       $   840.73       $   838.92
 Value on 12/31/08
--------------------------------------------------------------------------------
 Expenses Paid           $     3.98       $     8.00       $     7.95
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.73%, and 1.72% for Class A, Class B, and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA
Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

--------------------------------------------------------------------------------
 Share Class                  A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------
 Ending Account          $ 1,020.81       $ 1,016.44       $ 1,016.49
 Value on 12/31/08
--------------------------------------------------------------------------------
 Expenses Paid           $     4.37       $     8.77       $     8.72
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.73%, and 1.72% for Class A, Class B, and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Schedule of Investments | 12/31/08

--------------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                                   Value
--------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 97.9%
                             Government -- 4.4%
$ 3,000,000        A+/A1     California State, 4.25%, 8/1/33                                $ 2,182,710
  1,500,000        A+/A1     California State, 4.75%, 4/1/29                                  1,289,625
                                                                                            -----------
                                                                                            $ 3,472,335
--------------------------------------------------------------------------------------------------------
                             Municipal Airport -- 2.4%
  2,500,000        AA/A1     San Francisco California City & County Airports Community
                             International, 4.5%, 5/1/32                                    $ 1,935,050
--------------------------------------------------------------------------------------------------------
                             Municipal Development -- 22.5%
  3,500,000        AA/A3     Alameda County California Redevelopment Agency, 4.375%,
                             8/1/30                                                         $ 2,362,990
  4,000,000       AA-/Aa3    California Statewide, 5.75%, 7/1/47                              3,453,400
  4,000,000        A+/NR     California Statewide Communities Development Authority,
                             5.75%, 8/15/38                                                   3,305,720
  2,500,000       AA-/Aa3    California Statewide Municipality, 5.25%, 11/15/48               1,983,600
  2,500,000       A/Baa1     Inglewood California Redevelopment Agency Tax Allocation,
                             4.75%, 5/1/38                                                    1,577,650
  3,815,000        A/NR      Pittsburg California Redevelopment Agency, 4.25%, 9/1/34         2,370,755
  3,000,000       A-/Aaa     Rialto California Redevelopment Agency Tax Allocation, 6.25%,
                             9/1/37                                                           2,659,980
                                                                                            -----------
                                                                                            $17,714,095
--------------------------------------------------------------------------------------------------------
                             Municipal Facilities -- 5.4%
  2,100,000      AA-/Baa1    Fresno Joint Powers Financing Authority Lease Revenue,
                             4.75%, 9/1/28                                                  $ 1,834,245
  3,000,000       A/Baa1     Los Angeles County California Certificates of Participation,
                             4.75%, 3/1/23                                                    2,429,520
                                                                                            -----------
                                                                                            $ 4,263,765
--------------------------------------------------------------------------------------------------------
                             Municipal General -- 6.9%
  5,000,000        AA/A3     Anaheim California Public Financing Authority Lease, 4.25%,
                             9/1/35                                                         $ 3,291,800
  2,095,000       BBB+/NR    Redding California Redevelopment, 4.5%, 9/1/26                   1,250,526
  1,500,000       BBB+/NR    Redding California Redevelopment, 5.0%, 9/1/36                     868,050
                                                                                            -----------
                                                                                            $ 5,410,376
--------------------------------------------------------------------------------------------------------
                             Municipal Housing -- 4.5%
  4,000,000       AA-/Aa2    California State Department of Veteran Affairs, 4.75%,
                             12/1/25                                                        $ 3,575,560
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    15

---------------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                                     Value
---------------------------------------------------------------------------------------------------------
                             Municipal Medical -- 16.7%
$ 4,000,000        A/NR      California Health Facilities Financing Authority, 5.0%, 3/1/33   $ 2,880,840
  3,500,000        A/A2      California Health Facilities, 5.625%, 7/1/32                       2,866,045
  5,000,000      BBB-/Baa2   California Municipal Finance Agency, 5.25%, 2/1/37                 3,140,900
  4,000,000      BBB+/Baa1   California Statewide Communities Development Authority,
                             5.0%, 8/15/47                                                      2,090,800
  2,500,000        A+/A3     San Bernardino County California Certificates of Participation,
                             5.5%, 8/1/24                                                       2,197,025
                                                                                              -----------
                                                                                              $13,175,610
---------------------------------------------------------------------------------------------------------
                             Municipal School District -- 9.0%
  2,500,000       AA-/Aa3    Los Angeles California University School District, 4.25%,
                             1/1/28                                                           $ 2,066,400
  1,885,000       AAA/Aa3    Oakland California University School District, 4.375%, 8/1/31      1,489,866
  1,600,000        A+/WR     Oxnard California School District, 4.375%, 8/1/33                  1,240,128
  2,180,000       AA/Baa1    Pomona Unified School District, 6.55%, 8/1/29                      2,273,086
                                                                                              -----------
                                                                                              $ 7,069,480
---------------------------------------------------------------------------------------------------------
                             Municipal Tobacco -- 3.7%
  2,500,000       AAA/WR     Golden State Tobacco Securitization, 6.75%, 6/1/39               $ 2,899,600
---------------------------------------------------------------------------------------------------------
                             Municipal Transportation -- 8.4%
  4,000,000        AA/A2     Alameda Corridor Transportation Authority, 4.75%, 10/1/25        $ 3,609,080
  5,000,000       BB-/Ba2    San Joaquin Hills Transportation Corridor Agency, 5.0%,
                             1/1/33                                                             3,029,850
                                                                                              -----------
                                                                                              $ 6,638,930
---------------------------------------------------------------------------------------------------------
                             Municipal Utilities -- 7.2%
  5,000,000        A/A2      Long Beach California Finance Authority, 5.5%, 11/15/37          $ 3,371,000
  3,000,000       AAA/Aa3    Modesto California Wastewater Revenue, 4.25%, 11/1/36              2,291,610
                                                                                              -----------
                                                                                              $ 5,662,610
---------------------------------------------------------------------------------------------------------
                             Municipal Water -- 6.8%
  4,000,000        A-/NR     Madera California District Water, 5.5%, 1/1/33                   $ 3,728,122
  2,000,000       AA/Baa1    Madera California Public, 4.375%, 3/1/31                           1,594,500
                                                                                              -----------
                                                                                              $ 5,322,622
---------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $97,002,379)                                               $77,140,033
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 97.9%
                             (Cost $97,002,379) (a)                                           $77,140,033
---------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 2.1%                             $ 1,639,664
---------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                       $78,779,697
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

16    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

WR   Withdrawn rating.

NR   Not rated by either S&P or Moody's.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $96,204,398 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  1,381,041
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (20,445,406)
                                                                                   ------------
       Net unrealized loss                                                         $(19,064,365)
                                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $32,798,445 and $38,277,570, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                                   Investments
 Valuation Inputs                                                  in Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                                          $        --
 Level 2 -- Other Significant Observable Inputs                     77,140,033
 Level 3 -- Significant Unobservable Inputs                                 --
--------------------------------------------------------------------------------
 Total                                                             $77,140,033
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    17

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (cost $97,002,379)                      $ 77,140,033
  Cash                                                                  174,234
  Receivables --
   Fund shares sold                                                     123,627
   Interest                                                           1,660,437
   Due from Pioneer Investment Management, Inc.                          24,818
  Other                                                                   3,966
--------------------------------------------------------------------------------
     Total assets                                                  $ 79,127,115
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                         $    134,853
   Dividends                                                            138,039
  Due to affiliates                                                       8,374
  Accrued expenses                                                       66,152
--------------------------------------------------------------------------------
     Total liabilities                                             $    347,418
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $ 98,344,036
  Undistributed net investment income                                   854,738
  Accumulated net realized loss on investments                         (556,731)
  Net unrealized loss on investments                                (19,862,346)
--------------------------------------------------------------------------------
     Total net assets                                              $ 78,779,697
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $69,413,071/7,193,849 shares)                  $       9.65
  Class B (based on $803,950/83,770 shares)                        $       9.60
  Class C (based on $8,562,676/895,545 shares)                     $       9.56
MAXIMUM OFFERING PRICE:
  Class A ($9.65 [divided by] 95.5%)                               $      10.10
================================================================================


The accompanying notes are an integral part of these financial statements.

18    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Statement of Operations

For the Year Ended 12/31/08

INVESTMENT INCOME:
  Interest                                                  $5,491,461
----------------------------------------------------------------------------------------
     Total investment income                                                $  5,491,461
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  501,996
  Transfer agent fees
   Class A                                                      30,854
   Class B                                                         890
   Class C                                                       2,523
  Distribution fees
   Class A                                                     223,420
   Class B                                                       8,680
   Class C                                                     101,601
  Shareholder communications expense                            27,910
  Administrative fees                                           30,110
  Custodian fees                                                 8,318
  Registration fees                                              8,137
  Professional fees                                             66,394
  Printing expense                                              21,373
  Fees and expenses of nonaffiliated trustees                    6,892
  Miscellaneous                                                 38,210
----------------------------------------------------------------------------------------
     Total expenses                                                         $  1,077,308
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (119,235)
     Less fees paid indirectly                                                      (774)
----------------------------------------------------------------------------------------
     Net expenses                                                           $    957,299
----------------------------------------------------------------------------------------
       Net investment income                                                $  4,534,162
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                          $   (565,203)
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $(21,277,815)
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $(21,843,018)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $(17,308,856)
========================================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    19

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively

---------------------------------------------------------------------------------------------
                                                             Year Ended         Year Ended
                                                              12/31/08           12/31/07
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  4,534,162       $  4,266,111
Net realized gain (loss) on investments                         (565,203)         1,198,825
Change in net unrealized gain (loss) on investments          (21,277,815)        (5,840,502)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(17,308,856)      $   (375,566)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.54 and $0.52 per share, respectively)        $ (4,203,467)      $ (3,922,521)
   Class B ($0.43 and $0.40 per share, respectively)             (32,985)           (27,966)
   Class C ($0.44 and $0.41per share, respectively)             (393,990)          (290,012)
Net realized gain:
   Class A ($0.03 and $0.11 per share, respectively)            (196,900)          (881,443)
   Class B ($0.03 and $0.11 per share, respectively)              (2,080)            (8,059)
   Class C ($0.03 and $0.11 per share, respectively)             (24,098)           (86,909)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (4,853,520)      $ (5,216,910)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 16,736,270       $ 39,865,570
Reinvestment of distributions                                  2,948,966          3,249,377
Cost of shares repurchased                                   (27,288,012)       (23,026,766)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $ (7,602,776)      $ 20,088,181
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(29,765,152)      $ 14,495,705
NET ASSETS:
Beginning of year                                            108,544,849         94,049,144
---------------------------------------------------------------------------------------------
End of year                                                 $ 78,779,697       $108,544,849
---------------------------------------------------------------------------------------------
Undistributed net investment income                         $    854,738       $    960,154
---------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

----------------------------------------------------------------------------------------------------
                                     '08 Shares     '08 Amount            '07 Shares     '07 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                             960,778     $10,955,699            2,678,403     $33,838,873
Reinvestment of distributions           251,433       2,794,059              251,413       3,142,454
Less shares repurchased              (2,032,935)    (22,462,563)          (1,642,086)    (20,545,659)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (820,724)    $(8,712,805)           1,287,730     $16,435,668
====================================================================================================
Class B
Shares sold                              33,506     $   369,396               25,170     $   315,513
Reinvestment of distributions               857           9,351                  900          11,172
Less shares repurchased                 (25,395)       (287,525)             (11,478)       (142,137)
----------------------------------------------------------------------------------------------------
   Net increase                           8,968     $    91,222               14,592     $   184,548
====================================================================================================
Class C
Shares sold                             483,042     $ 5,411,175              459,403     $ 5,711,184
Reinvestment of distributions            13,301         145,556                7,744          95,751
Less shares repurchased                (423,376)     (4,537,924)            (189,415)     (2,338,970)
----------------------------------------------------------------------------------------------------
   Net increase                          72,967     $ 1,018,807              277,732     $ 3,467,965
====================================================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    21

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year         Year         Year         Year
                                                                 Ended          Ended        Ended        Ended        Ended
                                                                 12/31/08       12/31/07     12/31/06     12/31/05     12/31/04(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   12.19      $ 12.84      $ 12.86      $ 12.65      $ 12.69
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $    0.54      $  0.50      $  0.42      $  0.45      $  0.53(b)
 Net realized and unrealized gain (loss) on investments              (2.51)       (0.52)        0.23         0.42         0.12
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $   (1.97)     $ (0.02)     $  0.65      $  0.87      $  0.65
Distributions to shareowners:
 Net investment income                                               (0.54)       (0.52)       (0.52)       (0.53)       (0.53)
 Net realized gain                                                   (0.03)       (0.11)       (0.15)       (0.13)       (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   (2.54)     $ (0.65)     $ (0.02)     $  0.21      $ (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $    9.65      $ 12.19      $ 12.84      $ 12.86      $ 12.65
===================================================================================================================================
Total return*                                                       (16.72)%      (0.22)%       5.23%        6.94%        5.22%
Ratio of net expenses to average net assets+                          0.86%        0.86%        0.86%        0.86%        0.86%
Ratio of net investment income to average net assets+                 4.61%        4.12%        4.19%        4.23%        4.21%
Portfolio turnover rate                                                 34%          21%          13%           7%          22%
Net assets, end of period (in thousands)                         $  69,413      $97,704      $86,345      $10,186      $    87
Ratios with no waivers of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.99%        0.95%        1.03%        1.06%        1.04%
 Net investment income                                                4.48%        4.04%        4.02%        4.03%        4.03%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.86%        0.86%        0.86%        0.86%        1.04%
 Net investment income                                                4.61%        4.12%        4.19%        4.23%        4.03%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

22  Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08


------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year          Year        Year       Year      Year
                                                                         Ended         Ended       Ended      Ended     Ended
                                                                         12/31/08      12/31/07    12/31/06   12/31/05  12/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $   12.12     $ 12.77     $ 12.79    $ 12.64    $ 12.66
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $    0.41     $  0.38     $  0.37    $  0.32    $  0.43(b)
 Net realized and unrealized gain (loss) on investments                      (2.47)      (0.52)       0.17       0.36       0.14
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $   (2.06)    $ (0.14)    $  0.54    $  0.68    $  0.57
Distributions to shareowners:
 Net investment income                                                       (0.43)      (0.40)      (0.41)     (0.40)     (0.43)
 Net realized gain                                                           (0.03)      (0.11)      (0.15)     (0.13)     (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $   (2.52)    $ (0.65)    $ (0.02)   $  0.15    $  (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $    9.60     $ 12.12     $ 12.77    $ 12.79    $  12.64
===================================================================================================================================
Total return*                                                               (17.44)%     (1.13)%      4.36%      5.39%      4.62%
Ratio of net expenses to average net assets+                                  1.73%       1.76%       1.76%      1.78%      1.68%
Ratio of net investment income to average net assets+                         3.77%       3.21%       3.35%      3.40%      3.61%
Portfolio turnover rate                                                         34%         21%         13%         7%        22%
Net assets, end of period (in thousands)                                 $     804     $   906     $   769    $   411    $    10
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 1.90%       1.78%       1.94%      1.95%      1.88%
 Net investment income                                                        3.59%       3.21%       3.17%      3.23%      3.41%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 1.73%       1.76%       1.76%      1.78%      1.88%
 Net investment income                                                        3.77%       3.21%       3.35%      3.40%      3.41%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08  23

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Year          Year        Year       Year        Year
                                                                       Ended         Ended       Ended      Ended       Ended
                                                                       12/31/08      12/31/07    12/31/06   12/31/05    12/31/04 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $   12.08     $ 12.73     $ 12.76    $  12.63    $ 12.66
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $    0.42     $  0.37     $  0.34    $   0.35    $  0.43(b)
 Net realized and unrealized gain (loss) on investments                    (2.47)      (0.50)       0.21        0.34       0.13
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   (2.05)    $ (0.13)    $  0.55    $   0.69    $  0.56
Distributions to shareowners:
 Net investment income                                                     (0.44)      (0.41)      (0.43)      (0.43)     (0.43)
 Net realized gain                                                         (0.03)      (0.11)      (0.15)      (0.13)     (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   (2.52)    $ (0.65)    $ (0.03)   $   0.13    $ (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $    9.56     $ 12.08     $ 12.73    $  12.76    $ 12.63
===================================================================================================================================
Total return*                                                             (17.45)%     (1.07)%      4.39%       5.49%     4.54%
Ratio of net expenses to average net assets+                                1.72%       1.68%       1.76%       1.56%     1.61%
Ratio of net investment income to average net assets+                       3.78%       3.29%       3.31%       3.50%     3.47%
Portfolio turnover rate                                                       34%         21%         13%          7%       22%
Net assets, end of period (in thousands)                               $   8,563     $ 9,935     $ 6,935    $  1,561    $   10
Ratios with no waivers of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.73%       1.68%       1.76%       1.72%     2.06%
 Net investment income                                                      3.76%       3.29%       3.31%       3.34%     3.02%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.72%       1.68%       1.76%       1.56%     1.61%
 Net investment income                                                      3.78%       3.29%0      3.31%       3.50%     3.47%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM because the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

24  Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer AMT-Free CA Municipal Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class B, and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    25

Investing primarily in the securities issued by California and its municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At December 31, 2008 there were no securities that were valued using fair value methods. Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at cost which approximates market value.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


26    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

    The Fund has elected to defer $224,151 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

    At December 31, 2008, the Fund had a net capital loss carryforward of $332,580, which will expire in 2016 if not utilized.

    At December 31, 2008, the Fund has reclassified $9,136 to increase undistributed net investment income and $9,136 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                          2008              2007
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $  122,096        $  246,231
   Tax-exempt income                                 4,509,010         4,146,481
   Long-term capital gain                              222,414           824,198
--------------------------------------------------------------------------------
      Total                                         $4,853,520        $5,126,910
================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed tax-exempt income                                 $     56,757
   Capital loss carryforward                                           (332,580)
   Current year Post-October loss deferral                             (224,151)
   Unrealized depreciation                                          (19,064,365)
--------------------------------------------------------------------------------
      Total                                                        $(19,564,339)
================================================================================

    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $10,146 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    27

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C shares can bear different transfer agent and distribution expense rates.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million and 0.40% on assets over $750 million. Prior to January 1, 2008, management fees were calculated daily at the annual rate of 0.50% of the fund's average daily net assets up to $250 million. For the year ended December 31, 2008 the net management fee was equivalent to 0.50% of the average daily net assets.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.86%, 1.76% and 1.76% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2012 for Class A shares and through May 1, 2010 for Class B and Class C Shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,133 in management fees, administrative costs and certain other services payable to PIM at December 31, 2008.


28    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $24,243
 Class B                                                                   1,032
 Class C                                                                   2,635
--------------------------------------------------------------------------------
    Total                                                                $27,910
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,516 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.

4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $725 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $25,757 were paid to PFD.


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    29

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $774 under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


30    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free CA Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free CA Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free CA Municipal Fund of the Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 18, 2009

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    31

ADDITIONAL INFORMATION (unaudited)

For the year ended December 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.0% and 0.0%, respectively.


32    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    33

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service           Principal Occupation                         Other Directorships
Name and Age         with the Fund     and Term of Office          During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of the   Trustee since 2003.         Deputy Chairman and a Director of            None
(82)*                Board, Trustee    Serves until a successor    Pioneer Global Asset Management S.p.A.
                     and President     trustee is elected or       ("PGAM"); Non-Executive Chairman and a
                                       earlier retirement or       Director of Pioneer Investment
                                       removal.                    Management USA Inc. ("PIM-USA");
                                                                   Chairman and a Director of Pioneer;
                                                                   Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative Invest-
                                                                   ment Management (Bermuda) Limited and
                                                                   affiliated funds; Director of PIOGLOBAL
                                                                   Real Estate Investment Fund (Russia)
                                                                   (until June 2006); Director of Nano-C,
                                                                   Inc. (since 2003); Director of Cole
                                                                   Management Inc. (since 2004); Director
                                                                   of Fiduciary Counseling, Inc.; President
                                                                   and Director of Pioneer Funds Dis-
                                                                   tributor, Inc. ("PFD") (until May 2006);
                                                                   President of all of the Pioneer Funds;
                                                                   and Of Counsel, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and       Trustee since 2008.         Director, CEO and President of Pioneer       None
(50)*                Executive         Serves until a successor    Investment Management USA Inc. (since
                     Vice President    trustee is elected or       February 2007); Director and President
                                       earlier retirement or       of Pioneer Investment Management, Inc.
                                       removal.                    and Pioneer Institutional Asset
                                                                   Management, Inc. (since February 2007);
                                                                   Executive Vice President of all of the
                                                                   Pioneer Funds (since March 2007); Direc-
                                                                   tor of Pioneer Global Asset Management
                                                                   S.p.A. (since April 2007); Head of New
                                                                   Markets Division, Pioneer Global Asset
                                                                   Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


34  Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service           Principal Occupation                         Other Directorships
 Name and Age        with the Fund     and Term of Office          During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Trustee           Trustee since 2005.         Executive Vice President and Chief           Director of
                                       Serves until a successor    Financial Officer, I-trax, Inc.              Enterprise Com-
                                       trustee is elected or       (publicly traded health care services        munity Investment,
                                       earlier retirement or       company) (2004 - 2007); Partner, Federal     Inc. (privately-held
                                       removal.                    City Capital Advisors (boutique merchant     affordable housing
                                                                   bank) (1997 to 2004 and 2008 - present);     finance company);
                                                                   and Executive Vice President and Chief       and Director of New
                                                                   Financial Officer, Pedestal Inc.             York Mortgage Trust
                                                                   (internet-based mortgage trading             (publicly traded
                                                                   company) (2000 - 2002)                       mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee           Trustee since 2003.         President, Bush International, LLC           Director of Marriott
                                       Serves until a successor    (international financial advisory            International,
                                       trustee is elected or       firm)                                        Inc., Director of
                                       earlier retirement or                                                    Discover Financial
                                       removal.                                                                 Services (credit
                                                                                                                card issuer and
                                                                                                                electronic payment
                                                                                                                services); Director
                                                                                                                of Briggs & Stratton
                                                                                                                Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and intel-
                                                                                                                ligence technology
                                                                                                                firm); and Member,
                                                                                                                Board of Gov-
                                                                                                                ernors, Investment
                                                                                                                Company Institute
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08
35

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service           Principal Occupation                         Other Directorships
 Name and Age        with the Fund     and Term of Office          During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman Trustee           Trustee since 2008.         Professor, Harvard University                Trustee, Mellon
(64)                                   Serves until a successor                                                 Institutional Funds
                                       trustee is elected or                                                    Investment Trust and
                                       earlier retirement or                                                    Mellon Institutional
                                       removal                                                                  Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham Trustee           Trustee since 2003.         Founding Director, Vice-President and        None
(61)                                   Serves until a successor    Corporate Secretary, The Winthrop Group,
                                       trustee is elected or       Inc. (consulting firm); and Desautels
                                       earlier retirement or       Faculty of Management, McGill University
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58) Trustee           Trustee since 2006.         Chief Executive Officer, Quadriserv,         None
                                       Serves until a successor    Inc. (2008 - present) (technology
                                       trustee is elected or       products for securities lending
                                       earlier retirement or       industry); Private investor (2004 -
                                       removal.                    2008); and Senior Executive Vice
                                                                   President, The Bank of New York
                                                                   (financial and securities services)
                                                                   (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret  Trustee           Trustee since 2003.         President and Chief Executive Officer,       Director of New
(60)                                   Serves until a successor    Newbury, Piret & Company, Inc.               America High Income
                                       trustee is elected or       (investment banking firm)                    Fund, Inc.
                                       earlier retirement or                                                    (closed-end
                                       removal.                                                                 investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80) Trustee           Trustee since 2008.         Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
                                       Serves until a successor    (law firm)                                   Helvetia Fund, Inc.
                                       trustee is elected or                                                    (closed-end
                                       earlier retirement or                                                    investment company)
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------


36  Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service           Principal Occupation                         Other Directorships
 Name and Age        with the Fund     and Term of Office          During Past Five Years                       Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa  Secretary         Since 2003. Serves at       Secretary of PIM-USA; Senior Vice            None
(60)                                   the discretion of the       President - Legal of Pioneer;
                                       Board                       Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries; and Secretary of all of
                                                                   the Pioneer Funds since September 2003
                                                                   (Assistant Secretary from November 2000
                                                                   to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Assistant         Since 2003. Serves at       Associate General Counsel of Pioneer         None
Kelley (44)          Secretary         the discretion of the       since January 2008 and Assistant
                                       Board                       Secretary of all of the Pioneer Funds
                                                                   since September 2003; Vice President and
                                                                   Senior Counsel of Pioneer from July 2002
                                                                   to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49) Treasurer         Since 2008. Serves at       Vice President - Fund Accounting,            None
                                       the discretion of the       Administration and Controller- ship
                                       Board                       Services of Pioneer; and Treasurer of
                                                                   all of the Pioneer Funds since March
                                                                   2008; Deputy Treasurer of Pioneer from
                                                                   March 2004 to February 2008; Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   from March 2004 to February 2008; and
                                                                   Treasurer and Senior Vice President, CDC
                                                                   IXIS Asset Management Services from 2002
                                                                   to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant         Since 2003. Serves at       Assistant Vice President - Fund              None
(43)                 Treasurer         the discretion of the       Accounting, Administration and
                                       Board                       Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)   Assistant         Since 2003. Serves at       Fund Accounting Manager - Fund               None
                     Treasurer         the discretion of the       Accounting, Administration and
                                       Board                       Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08
37

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service           Principal Occupation                         Other Directorships
 Name and Age        with the Fund     and Term of Office          During Past Five Years                       Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim        Assistant         Since 2003. Serves at       Fund Administration Manager - Fund           None
Sullivan (35)        Treasurer         the discretion of the       Accounting, Administration and
                                       Board                       Controllership Services since June 2003
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds since September 2003;
                                                                   Assistant Vice President - Mutual Fund
                                                                   Operations of State Street Corporation
                                                                   from June 2002 to June 2003 (formerly
                                                                   Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm    Chief Compliance  Since 2007. Serves at       Chief Compliance Officer of Pioneer          None
(49)                 Officer           the discretion of the       since December 2006 and of all the
                                       Board                       Pioneer Funds since January 2007; Vice
                                                                   President and Compliance Officer, MFS
                                                                   Investment Management (August 2005 to
                                                                   December 2006); Consultant, Fidelity
                                                                   Investments (February 2005 to July
                                                                   2005); Independent Consultant (July 1997
                                                                   to February 2005)
------------------------------------------------------------------------------------------------------------------------------------


38  Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

                           This page for your notes.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    39

                           This page for your notes.

40    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

                           This page for your notes.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    41

                           This page for your notes.

42    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

                           This page for your notes.

             Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08    43

                           This page for your notes.

44    Pioneer AMT-Free CA Municipal Fund | Annual Report | 12/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com




This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


[GRAPHIC]

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
Annual Report | December 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PBMFX
Class B   PBMUX
Class C   MNBCX
Class Y   PBYMX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         22
Notes to Financial Statements                                30
Report of Independent Registered Public Accounting Firm      35
Trustees, Officers and Service Providers                     37


                 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture--not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent fiscal year ended December 31, 2008, the Fund's performance, his investment strategy and his outlook.

Q How did the Fund perform during its most recent fiscal year ended December 31, 2008?

A For the 12 months ended December 31, 2008, Pioneer AMT-Free Municipal Fund's Class A shares produced a -14.85% return at net asset value. The Fund's benchmark, the Barclays Capital Municipal Bond Index, returned -2.47% over the same 12-month period, and the average return of the 228 funds in Lipper's General Municipal Debt Funds category was -9.09%. Lipper Analytical Services is an independent monitor of mutual fund performance.

Q How would you describe the investing environment for tax-exempt bonds during the 12 months ended December 31, 2008?

A The year 2008 represented one of the most unusual and volatile periods ever witnessed in the municipal bond market. Early in the year, severe financial difficulties related to the housing crisis caused the three largest "monoline" insurers -- FGIC, MBIA and AMBAC -- to lose their AAA ratings. The loss of AAA status for the three monolines meant that the underlying credits for a host of insured municipal bonds had to be painstakingly re-evaluated by market watchers (which sparked significant price volatility).

     Another market disruption in the first months of 2008 came from the activities of hedge fund managers, who in the past had profited by borrowing large amounts at low short-term rates and investing the proceeds in higher-yielding long-term municipal bonds. However, in mid to late February, many hedge fund managers were forced to sell billions of dollars of long-term municipal bonds to meet margin calls. The huge selloff temporarily seized up the municipal market until some private sale arrangements of hedge fund holdings ignited a municipal rally that lasted into the middle of May.

     In the fall of 2008, with the collapse of Lehman Brothers and the Federal government's rescues of AIG, Fannie Mae, Freddie Mac and other prominent financial institutions, the credit crisis mushroomed, and the municipal market's reasonably sound fundamental characteristics were ignored by investors, replaced by intense anxiety over the health of the U.S. financial system. Lehman Brothers' disappearance made banks and brokers barely


4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08 willing to lend or trade to an extent that we have rarely witnessed. The freeze-up in the municipal bond market began in October 2008 and peaked in early December. Even high-quality tax-free bonds were trading at steep discounts during this time, as the credit markets engaged in a frenzied "flight to quality" to U.S. Treasury and agency securities.

     Finally, in early December 2008, with municipal issuance at a standstill, selling pressure from hedge funds abating and municipal/Treasury yield ratios at unprecedented levels (long-term Treasuries yielding 2.50% and AAA-rated municipals of the same maturity yielding 5.50% to 6.00%), investors began to snap up tax-exempt bonds at attractive yields, and the municipal market improved over the final three weeks of 2008. Again, in my view, fundamental factors such as issuing municipalities' ability to raise taxes or cut spending in order to balance budgets, did not support such a high municipal yield premium over Treasuries. This circumstance spurred bargain hunting among investors seeking to lock in high yields.

Q What was your investment strategy for the Fund during the 12-month period ended December 31, 2008?

A As always, our principal investment strategy for the Fund was to purchase and hold discounted long-term bonds, as those investments offer the highest yields in the municipal marketplace. We also believe that they offer the most attractive value over time.

     In the first half of the 12-month period ended December 31, 2008, we purchased bonds with yield "spreads" over AAA bonds that were double or triple what they had been in recent years. The new purchases included hospital bonds in California (Statewide Communities Development Authority for Sutter Hospital, and St. Joseph Hospital), as well as Providence Hospital bonds from Washington State. Also, the Fund was invested in 'gas prepay' bonds, most recently from the Public Authority for Colorado Energy. The bonds are engineered by Wall Street firms through arrangements with municipalities that sell natural gas directly to their residents, rather than through a utility. In order to lock in a stable and typically lower-than-market price (rather than municipalities being forced to change natural gas rates for consumers based on fluctuating commodity prices), through this arrangement, natural gas is purchased via a long-term contract in the futures market. Proceeds from the initial bond offering pay for the futures transaction, and principal and interest are later paid to bondholders through the municipalities' natural gas sales to consumers. The underwriter of the issue is its financial guarantor.

     In the second half of 2008, with the municipal market nearly locked down for an extended period, we pursued a cautious strategy for the Fund, maintaining a significant cash position for liquidity purposes. The Fund was able


                 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    5
     to purchase California Statewide Community Development Authority Children's Hospital Los Angeles bonds during the second half of the annual reporting period at an attractive yield.

     As of December 31, 2008, 20% of the Fund's portfolio was rated AAA or the equivalent. In addition, the Fund is broadly diversified among 24 states and the District of Columbia.

Q What were the largest contributors to and detractors from Fund performance in 2008?

A In a difficult market, municipal bond interest rate spreads (or differences in yield) between long- and short-term issues widened dramatically, negatively affecting the bond prices of longer-term issues, which make up most of the Fund's portfolio. The Fund's average maturity is significantly longer than that of the Barclays Capital Municipal Bond Index, which means that it will generally underperform the benchmark when long-term interest rates are rising (such as through much of 2008) and outperform when those rates are declining. Of course, over the long term, we believe the Fund's shareholders should benefit from the higher yields of the long-term bonds held in the Fund's portfolio.

     The largest individual detractor from performance came from Main Street Natural Gas bonds, which defaulted due to the bankruptcy of Lehman Brothers, which was responsible for the forward gas contract. It is currently undetermined what bondholders may recover upon the ultimate distribution of assets resulting from the liquidation, but the bonds have recently traded between $19 and $22. Short-term issues in the form of pre-refunded municipal bonds were the strongest contributors to performance. Two examples were Grand Forks (North Dakota) and New York Metropolitan Transit Authority municipals, both pre-refunded to shorter call dates.

Q    What is your outlook going forward?

A Statistical reports regarding the state of the U.S. economy in late 2008 and early 2009 continued to be dismal, and the economic situation could deteriorate further. President Obama and Congress will need to act quickly on spending programs to revive the economy.

     State and local governments are facing their most difficult budgetary conditions in more than 50 years, but municipal bond defaults have remained at a very low level. We are confident that in most cases municipal government officials' experience in dealing with trying economic circumstances will see states and cities through the crisis. In terms of market volatility, the hope would be that in 2009 market behavior will be based more on fundamental factors, and less on fears about the health of financial firms and supply/ demand imbalances. The Fund will continue to hold long-term issues that we think have the best chance to perform well, and we will seek to avoid


6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08 those that might encounter significant budgetary problems. We also will seek to lock in attractive yields for the Fund from high-quality tax-free bonds, as we believe there are many promising opportunities in the market.

     We believe that Pioneer AMT-Free Municipal Fund continues to be an option for suitable investors seeking high income free from federal taxes.

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                24.8%
AA                 36.2%
A                  18.5%
BBB                13.4%
BB & Lower          5.3%
Commercial Paper    1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Insured               39.4%
Health                16.0%
Escrowed               8.6%
Power                  7.7%
Various Revenues       7.4%
Housing                5.7%
Water & Sewer          5.2%
Transportation         3.9%
Education              3.0%
Reserves               1.8%
General Obligation     1.3%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.  Massachusetts State Housing Finance Agency, 5.4%, 12/1/28              4.33%
--------------------------------------------------------------------------------
 2.  San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33         4.00
--------------------------------------------------------------------------------
 3.  Piedmont Municipal Power Agency, 5.25%, 1/1/21                         3.65
--------------------------------------------------------------------------------
 4.  Indianapolis State Development Finance Authority, 5.6%, 12/1/32        3.34
--------------------------------------------------------------------------------
 5.  Dallas County Texas Utilities & Reclamamation, 5.375%, 2/15/29         3.16
--------------------------------------------------------------------------------
 6.  California State, 4.25%, 8/1/33                                        3.08
--------------------------------------------------------------------------------
 7.  Illinois Educational Facilities Authority, 6.25%, 5/1/30               3.02
--------------------------------------------------------------------------------
 8.  North Carolina Eastern Municipal Power, 6.0%, 1/1/22                   2.96
--------------------------------------------------------------------------------
 9.  Public Authority For Colorado Energy, 6.5%, 11/15/38                   2.56
--------------------------------------------------------------------------------
10.  King County Washington Housing Authority, 5.5%, 5/1/38                 2.54
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                              12/31/08           12/31/07
       A                                  $ 10.90            $ 13.50
--------------------------------------------------------------------------------
       B                                  $ 10.83            $ 13.41
--------------------------------------------------------------------------------
       C                                  $ 10.83            $ 13.42
--------------------------------------------------------------------------------
       Y                                  $ 10.89            $ 13.48
--------------------------------------------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                 Net Investment         Short-Term          Long-Term
      Class          Income           Capital Gains       Capital Gains
       A            $ 0.5910              $ --              $ 0.0654
--------------------------------------------------------------------------------
       B            $ 0.4739              $ --              $ 0.0654
--------------------------------------------------------------------------------
       C            $ 0.4880              $ --              $ 0.0654
--------------------------------------------------------------------------------
       Y            $ 0.6254              $ --              $ 0.0654
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10-13.


                 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2008)
-----------------------------------------------------------------
                                   Net Asset     Public Offering
Period                             Value (NAV)   Price (POP)
-----------------------------------------------------------------
Life-of-Class
(9/30/1996)                            3.67%           3.19%
10 Years                               2.67            2.09
5 Years                                0.08           -0.84
1 Year                               -14.85          -18.71

Expense Ratio
(Per prospectus dated May 1, 2008)
-----------------------------------------------------------------
                                   Gross           Net
-----------------------------------------------------------------
                                       0.85%           0.82%
-----------------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free             Barclay's Capital
                         Municipal Fund             Municipal Bond Index

12/98                        9,550                        10,000
                             8,838                         9,794
12/00                       10,053                        10,939
                            10,546                        11,499
12/02                       11,598                        12,604
                            12,255                        13,274
12/04                       12,923                        13,868
                            13,543                        14,356
12/06                       14,248                        15,051
                            14,447                        15,557
12/08                       12,302                        15,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. If all the expenses of the Fund were reflected, the performance would be lower. The performance of Class A shares of the Fund includes the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses).

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
-----------------------------------------------------------------
 Life-of-Class
 (9/30/1996)                            2.87%         2.87%
 10 Years                               1.86          1.86
 5 Years                               -0.76         -0.76
 1 Year                               -15.60        -18.83

 Expense Ratio
 (Per prospectus dated May 1, 2008)
-----------------------------------------------------------------
                                      Gross           Net
-----------------------------------------------------------------
                                        1.78%         1.72%
-----------------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free             Barclay's Capital
                         Municipal Fund             Municipal Bond Index
12/98                       10,000                       10,000
                             9,284                        9,794
12/00                       10,478                       10,939
                            10,912                       11,499
12/02                       11,900                       12,604
                            12,488                       13,274
12/04                       13,060                       13,868
                            13,583                       14,356
12/06                       14,175                       15,051
                            14,240                       15,557
12/08                       12,019                       15,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. If all the expenses of the Fund were reflected, the performance would be lower. The performance of Class B shares of the Fund includes the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses).

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
-------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (10/1/2003)                           -0.44%         -0.44%
 5 Years                               -0.75          -0.75
 1 Year                               -15.56         -15.56
 Expense Ratio
 (Per prospectus dated May 1, 2008)
-------------------------------------------------------------------
                                         Gross           Net
-------------------------------------------------------------------
                                           1.58%          1.58%
-------------------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free             Barclay's Capital
                         Municipal Fund             Municipal Bond Index
10/03                       10,000                       10,000
12/03                       10,210                       10,188
12/04                       10,663                       10,644
12/05                       11,065                       11,018
12/06                       11,566                       11,552
12/07                       11,643                       11,940
12/08                        9,831                       11,645

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower. The performance of Class C shares of the Fund includes the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses).

The net expense ratio reflects contractual expense limitation currently in effect through 5/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (9/30/1996)                            3.72%          3.72%
 10 Years                               2.74           2.74
 5 Years                                0.21           0.21
 1 Year                               -14.56         -14.56

 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                        0.54%         0.54%
----------------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free             Barclay's Capital
                         Municipal Fund             Municipal Bond Index
12/98                       10,000                       10,000
                             9,351                        9,794
12/00                       10,637                       10,939
                            11,160                       11,499
12/09                       12,273                       12,604
                            12,967                       13,274
12/09                       13,674                       13,868
                            14,331                       14,356
12/09                       15,082                       15,051
                            15,334                       15,557
12/09                       13,101                       15,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on November 10, 2006, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to its inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance of Class Y shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Pioneer Fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2008 through December 31, 2008.


---------------------------------------------------------------------------------------
 Share Class                 A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------------------------
 Ending Account          $   858.37       $   854.37       $   855.26       $   859.99
 Value on 12/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     3.83       $     8.02       $     7.69       $     2.71
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.65% and 0.58%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


---------------------------------------------------------------------------------------
 Share Class                  A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------------------------
 Ending Account          $ 1,021.01       $ 1,016.49       $ 1,016.84       $ 1,022.22
 Value on 12/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     4.17       $     8.72       $     8.36       $     2.95
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.65%, and 0.58%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    15

Schedule of Investments | 12/31/08


---------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 96.4%
                             Alabama -- 1.6%
$ 5,000,000       A/Baa1     Alabama Drinking Water Finance Authority, 4.0%,
                             8/15/28                                                  $  3,735,900
  3,000,000        A+/A3     Birmingham Alabama Waterworks & Sewer, 4.375%,
                             1/1/32                                                      2,367,120
                                                                                      ------------
                                                                                      $  6,103,020
---------------------------------------------------------------------------------------------------
                             Arizona -- 4.9%
  6,300,000       AA-/A1     Arizona Board Regents Certificates Partnerships, 4.0%,
                             6/1/31                                                   $  4,883,319
 10,000,000       AA-/NR     Arizona Health Facilities Authority Revenue, 5.5%,
                             1/1/38                                                      8,352,200
  7,155,000       AA/Aa3     Maricopa County Arizona High School District, 3.5%,
                             7/1/25                                                      5,912,749
                                                                                      ------------
                                                                                      $ 19,148,268
---------------------------------------------------------------------------------------------------
                             California -- 18.4%
  2,000,000      BBB-/Baa2   California Municipal Finance Agency, 5.25%, 2/1/37       $  1,256,360
  9,325,000       AA-/Aa2    California State Department of Veteran Affairs, 4.75%,
                             12/1/25                                                     8,335,524
 16,000,000        A+/A1     California State, 4.25%, 8/1/33                            11,641,120
  6,000,000       AA-/Aa3    California Statewide, 5.75%, 7/1/47                         5,180,100
 11,955,000      BBB+/Baa1   California Statewide Communities Development
                             Authority, 5.0%, 8/15/47                                    6,248,879
  7,500,000       AA-/Aa3    California Statewide Community, 5.25%, 11/15/48             5,950,800
  3,000,000        AA/NR     Los Angeles County Sanitation Districts Financing
                             Authority Revenue, 4.5%, 10/1/35                            2,242,200
  1,680,000       AA/Baa1    Madera California Public, 4.375%, 3/1/31                    1,339,380
  7,000,000       AAA/Aaa    Pittsburg California Redevelopment Agency, 6.5%,
                             9/1/28                                                      6,599,880
 25,000,000       BB-/Ba2    San Joaquin Hills Transportation Corridor Agency, 5.0%,
                             1/1/33                                                     15,149,250
 10,865,000        AA/A3     San Jose California Redevelopment Agency Tax, 4.9%,
                             8/1/33                                                      7,856,807
                                                                                      ------------
                                                                                      $ 71,800,300
---------------------------------------------------------------------------------------------------
                             Colorado -- 5.6%
  6,555,000        A-/A3     Colorado Springs Colorado Hospital Revenue, 6.375%,
                             12/15/30                                                 $  5,647,591
  8,220,000       AAA/Aa3    Colorado Water & Power Development Authority,
                             4.375%, 8/1/35                                              6,651,295
 12,500,000        A/A2      Public Authority For Colorado Energy, 6.5%, 11/15/38        9,703,625
                                                                                      ------------
                                                                                      $ 22,002,511
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

----------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------
                             District of Columbia -- 1.8%
$ 2,000,000        A-/A3     District of Columbia, 5.5%, 4/1/36                         $  1,861,360
  8,000,000        NR/A2     District of Columbia, 4.25%, 6/1/37                           5,099,600
                                                                                        ------------
                                                                                        $  6,960,960
----------------------------------------------------------------------------------------------------
                             Florida -- 4.2%
  2,000,000        A-/A2     Brevard County Florida Health, 5.0%, 4/1/34                $  1,207,100
  8,000,000       AA/Aa1     Escambia County Florida Health Facilities, 5.25%,
                             11/15/32                                                      7,049,920
  1,000,000       AA+/NR     Florida State Department Children and Families
                             Certificates, 5.0%, 10/1/25                                     937,630
  1,000,000        NR/A3     Hillsborough County Florida, 5.25%, 10/1/24                     756,050
  7,500,000       NR/Baa2    Tallahassee Florida Health, 6.375%, 12/1/30                   5,835,075
  1,000,000       AA/Baa1    Village Center Community Development Florida, 5.0%,
                             11/1/32                                                         768,010
                                                                                        ------------
                                                                                        $ 16,553,785
----------------------------------------------------------------------------------------------------
                             Georgia -- 1.2%
  5,000,000        A/A2      Main Street Natural Gas, Inc., Georgia, 5.5%, 9/15/28      $  3,547,250
 10,000,000       D/Caa3     Main Street Natural Gas, Inc., Georgia, 6.375%,
                             7/15/38                                                       1,275,200
                                                                                        ------------
                                                                                        $  4,822,450
----------------------------------------------------------------------------------------------------
                             Illinois -- 6.9%
 10,000,000       NR/#Aaa    Illinois Educational Facilities Authority, 6.25%, 5/1/30   $ 11,439,700
 10,000,000       AAA/A1     Metropolitan Pier & Expo, 5.25%, 6/15/42                      9,553,100
  5,000,000      AAA/#Aaa    Metropolitan Pier & Expo, 7.0%, 7/1/26                        6,242,800
                                                                                        ------------
                                                                                        $ 27,235,600
----------------------------------------------------------------------------------------------------
                             Indiana -- 4.6%
  5,000,000        A+/A2     Indiana Health & Educational Facilities Authority, 4.75%,
                             2/15/34                                                    $  3,094,650
 19,000,000      BBB+/Baa1   Indianapolis State Development Finance Authority, 5.6%,
                             12/1/32                                                      12,627,400
  2,500,000       AA/Baa1    St. Joseph County Indiana Authority, 4.5%, 8/15/18            2,376,500
                                                                                        ------------
                                                                                        $ 18,098,550
----------------------------------------------------------------------------------------------------
                             Kentucky -- 0.1%
    435,000       NR/Baa1    Kentucky Economic Development Finance, 6.625%,
                             10/1/28                                                    $    367,719
                                                                                        ------------
                                                                                        $    367,719
----------------------------------------------------------------------------------------------------
                             Louisiana -- 1.0%
  5,000,000       AA/Aa3     Louisiana State Gas & Fuels Tax, 4.5%, 5/1/41              $  3,985,750
                                                                                        ------------
                                                                                        $  3,985,750
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    17

----------------------------------------------------------------------------------------------------
                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Massachusetts -- 6.5%
$ 20,000,000       AA/Baa1    Massachusetts State Housing Finance Agency, 5.4%,
                              12/1/28                                                  $ 16,366,600
   5,000,000       AA/Aa2     Massachusetts State Water Authority, 4.0%, 8/1/46           3,585,100
   7,330,000       AAA/Aaa    Massachusetts Water Pollution Abatement Revenue,
                              3.5%, 8/1/26                                                5,738,657
                                                                                       ------------
                                                                                       $ 25,690,357
----------------------------------------------------------------------------------------------------
                              Maryland -- 1.9%
   3,400,000        AA/A1     Baltimore Maryland Project Revenue, 5.0%, 7/1/24         $  3,591,692
   1,865,000        AA/A1     Baltimore Maryland Project Revenue, 5.0%, 7/1/24            1,859,032
   1,000,000       NR/Baa2    Maryland State Economic Development, 5.8%, 6/1/38             677,730
   2,000,000       NR/Baa2    Maryland State Economic Development, 5.875%,
                              6/1/43                                                      1,344,920
                                                                                       ------------
                                                                                       $  7,473,374
----------------------------------------------------------------------------------------------------
                              Michigan -- 1.2%
   5,000,000       AA/Aa1     Michigan State Hospital Finance Authority, 5.5%, 11/15   $  4,628,050
                                                                                       ------------
                                                                                       $  4,628,050
----------------------------------------------------------------------------------------------------
                              Montana -- 0.5%
   2,785,000       A/Baa1     Forsyth Montana Pollution Control Revenue, 5.0%,
                              3/1/31                                                   $  1,986,513
                                                                                       ------------
                                                                                       $  1,986,513
----------------------------------------------------------------------------------------------------
                              North Carolina -- 2.9%
  12,000,000      BBB+/Baa1   North Carolina Eastern Municipal Power, 6.0%, 1/1/22     $ 11,199,720
                                                                                       ------------
                                                                                       $ 11,199,720
----------------------------------------------------------------------------------------------------
                              North Dakota -- 0.8%
   3,000,000       NR/Baa2    Grand Forks North Dakota Health Care Systems,
                              7.125%, 8/15/24                                          $  3,298,950
                                                                                       ------------
                                                                                       $  3,298,950
----------------------------------------------------------------------------------------------------
                              New York -- 5.8%
   3,820,000       AAA/A1     Metropolitan Transportation Authority New York, 4.75%,
                              4/1/28                                                   $  4,405,797
  10,000,000       AAA/Aa2    New York City Municipal Finance Water & Sewer Systems
                              Revenue, 4.25%, 6/15/39                                     7,750,000
   1,425,000       AA-/A1     New York State Dormitory Authority Revenue, 7.5%,
                              5/15/11                                                     1,506,439
   1,295,000       AA-/A1     New York State Dormitory Authority Revenue, 7.5%,
                              5/15/11                                                     1,419,294
   5,250,000       AA-/A1     New York State Dormitory Authority Revenue, 7.5%,
                              5/15/13                                                     6,212,010
   1,500,000       AA-/Aa3    Port Authority of NY & NJ, Ninety Third Series, 6.125%,
                              6/1/94                                                      1,604,595
                                                                                       ------------
                                                                                       $ 22,898,135
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

-------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------
                             Oklahoma -- 1.5%
$ 5,590,000       AA/Baa1    McGee Creek Authority Water Revenue, 6.0%, 1/1/23       $ 5,948,040
                                                                                     -----------
                                                                                     $ 5,948,040
-------------------------------------------------------------------------------------------------
                             Pennsylvania -- 4.5%
 10,000,000       A-/Baa1    Lehigh County Pennsylvania Industrial Development
                             Authority Pollution Control, 4.75%, 2/15/27             $ 7,565,700
  5,000,000      BBB+/Baa1   Northampton County Pennsylvania General Purpose
                             Authority Revenue, 5.5%, 8/15/40                          3,251,250
  6,000,000       AA/Aa2     Philadelphia Pennsylvania Hospital, 4.5%, 7/1/37          4,186,680
  3,000,000        AA/A3     Southeastern Pennsylvania Transportation Authority
                             Pennsylvania, 4.75%, 3/1/29                               2,608,800
                                                                                     -----------
                                                                                     $17,612,430
-------------------------------------------------------------------------------------------------
                             Puerto Rico -- 1.0%
  5,000,000        A+/A1     Puerto Rico Sales Tax Financing 5.25%, 8/1/57           $ 3,979,150
                                                                                     -----------
                                                                                     $ 3,979,150
-------------------------------------------------------------------------------------------------
                             South Carolina -- 4.8%
  1,000,000       AA-/A2     Dorchester South Carolina County School District,
                             5.25%, 12/1/29                                          $   947,710
 15,000,000       A-/Baa1    Piedmont Municipal Power Agency, 5.25%, 1/1/21           13,830,150
  5,000,000       AAA/Aa2    Scago Educational Facilities Corp. For School Project,
                             4.375%, 12/1/31                                           3,911,650
                                                                                     -----------
                                                                                     $18,689,510
-------------------------------------------------------------------------------------------------
                             Tennessee -- 1.5%
 10,000,000        NR/NR     Sumner County Tennessee Health Educational, 5.5%,
                             11/1/46                                                 $ 6,012,100
                                                                                     -----------
                                                                                     $ 6,012,100
-------------------------------------------------------------------------------------------------
                             Texas -- 5.0%
  4,475,000       AAA/Aaa    Crowley Texas Independent School District, 3.5%,
                             8/1/36                                                  $ 3,187,050
 15,000,000       A/Baa1     Dallas County Texas Utilities & Reclamation, 5.375%,
                             2/15/29                                                  11,951,100
  4,600,000       AA/Aa1     San Antonio Texas Electricity & Gas, Series A, 4.5%,
                             2/1/21                                                    4,587,534
                                                                                     -----------
                                                                                     $19,725,684
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    19

---------------------------------------------------------------------------------------------------
                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                            Value
---------------------------------------------------------------------------------------------------
                              Washington -- 8.2%
$ 5,755,000        A/Baa1     Centralia Washington Electric Revenue, 4.25%, 12/1/26   $  4,757,716
 10,850,000        AAA/NR     King County Washington Housing Authority, 5.5%,
                              5/1/38                                                     9,628,724
  4,000,000        AA-/A1     King County Washington Public Hospital, 5.25%,
                              12/1/37                                                    3,550,360
  2,971,000        AAA/NR     Seattle, Washington Housing Authority, 6.6%, 8/20/38       2,767,189
  6,290,000         NR/NR     Vancouver Washington Housing Authority, 5.65%,
                              3/1/31                                                     4,008,617
  3,450,000        NR/Aaa     Washington State Housing Finance, 5.45%, 12/1/33           3,091,510
  5,000,000        AAA/Aa2    Washington State Health Care Facilities, 5.25%,
                              10/1/33                                                    4,379,600
                                                                                      ------------
                                                                                      $ 32,183,716
---------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $451,087,167)                                     $378,404,642
---------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------
                              TAX EXEMPT MONEY MARKET MUTUAL FUND -- 1.8%
  7,000,000                   Blackrock Liquidity Funds MuniFund Portfolio            $  7,000,000
---------------------------------------------------------------------------------------------------
                              TOTAL TAX EXEMPT MONEY MARKET MUTUAL FUND
                              (Cost $7,000,000)                                       $  7,000,000
---------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 98.2%
                              (Cost $458,087,167) (a)                                 $385,404,642
---------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- 2.8%                    $  6,866,444
---------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                              $392,271,086
===================================================================================================

NR   Not rated by either S&P or Moody's.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $454,593,149 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $   12,760,647
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (81,949,154)
                                                                                     --------------
       Net unrealized loss                                                           $  (69,188,507)
                                                                                     ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $122,306,494 and $126,130,629, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

The accompanying notes are an integral part of these financial statements.

20    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                    Investments
 Valuation Inputs                                   in Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                           $  7,000,000
 Level 2 -- Other Significant Observable Inputs      378,404,642
 Level 3 -- Significant Unobservable Inputs
--------------------------------------------------------------------------------
 Total                                              $385,404,642
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    21

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (cost $458,087,167)                     $385,404,642
  Cash                                                                2,638,708
  Receivables --
   Fund shares sold                                                     553,059
   Interest                                                           6,594,195
   Due from Pioneer Investment Management, Inc.                          47,412
  Other                                                                  27,392
--------------------------------------------------------------------------------
     Total assets                                                  $395,265,408
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                         $  2,191,874
   Dividends                                                            692,235
  Due to affiliates                                                      25,293
  Accrued expenses                                                       84,920
--------------------------------------------------------------------------------
     Total liabilities                                             $  2,994,322
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $460,788,798
  Undistributed net investment income                                 3,964,920
  Accumulated net realized gain on investments                          199,893
  Net unrealized loss on investments                                (72,682,525)
--------------------------------------------------------------------------------
     Total net assets                                              $392,271,086
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $353,257,476/32,406,828 shares)                $      10.90
  Class B (based on $5,286,076/488,154 shares)                     $      10.83
  Class C (based on $15,156,651/1,399,645 shares)                  $      10.83
  Class Y (based on $18,570,883/1,706,023 shares)                  $      10.89
MAXIMUM OFFERING PRICE:
  Class A ($10.90 [divided by] 95.50% )                            $      11.41
================================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Statement of Operations

For the Year Ended 12/31/08

INVESTMENT INCOME:
  Interest                                                  $25,366,883
  Other income                                                  116,937
-----------------------------------------------------------------------------------------
     Total investment income                                                 $ 25,483,820
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 2,218,144
  Transfer agent fees and expenses
   Class A                                                      153,994
   Class B                                                        4,847
   Class C                                                        5,371
   Class Y                                                          299
  Distribution fees
   Class A                                                    1,049,582
   Class B                                                       63,196
   Class C                                                      147,253
  Shareholder communications expense                             80,988
  Administrative fees                                           139,525
  Custodian fees                                                 14,156
  Registration fees                                              71,031
  Professional fees                                              75,472
  Printing expense                                               46,191
  Fees and expenses of nonaffiliated trustees                    14,391
  Miscellaneous                                                  94,190
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  4,178,630
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (238,304)
     Less fees paid indirectly                                                     (3,953)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  3,936,373
-----------------------------------------------------------------------------------------
       Net investment income                                                 $ 21,547,447
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                           $  4,005,583
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $(97,753,876)
-----------------------------------------------------------------------------------------
  Net loss on investments                                                    $(93,748,293)
-----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $(72,200,846)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    23

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively

---------------------------------------------------------------------------------------------
                                                           Year Ended           Year Ended
                                                           12/31/08             12/31/07
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  21,547,447        $ 22,308,031
Net realized gain on investments                               4,005,583           5,628,317
Change in net unrealized gain (loss) on investments          (97,753,876)        (21,106,304)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ (72,200,846)       $  6,830,044
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.59 and $0.61 per share, respectively)       $ (19,564,148)       $(20,186,172)
   Class B ($0.47 and $0.49 per share, respectively)            (237,225)           (235,944)
   Class C ($0.49 and $0.50 per share, respectively)            (571,813)           (357,021)
   Class Y ($0.63 and $0.64 per share, respectively)          (1,141,052)         (1,187,622)
Net realized gain:
   Class A ($0.07 and $0.20 per share, respectively)          (2,148,067)         (6,435,709)
   Class B ($0.07 and $0.20 per share, respectively)             (33,564)            (93,464)
   Class C ($0.07 and $0.20 per share, respectively)             (86,185)           (181,030)
   Class Y ($0.07 and $0.20 per share, respectively)            (122,479)           (321,998)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $ (23,904,533)       $(28,998,960)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  62,854,641        $ 54,924,560
Reinvestment of distributions                                 15,053,348          18,570,687
Cost of shares repurchased                                   (83,439,041)        (69,314,733)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                               $  (5,531,052)       $  4,180,514
---------------------------------------------------------------------------------------------
   Net decrease in net assets                              $(101,636,431)       $(17,988,402)
NET ASSETS:
Beginning of year                                            493,907,517         511,895,919
---------------------------------------------------------------------------------------------
End of year                                                $ 392,271,086        $493,907,517
---------------------------------------------------------------------------------------------
Undistributed net investment income                        $   3,964,920        $  3,939,514
---------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

------------------------------------------------------------------------------------------------
                                    '08 Shares       '08 Amount      '07 Shares     '07 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           3,666,507     $ 46,529,212      2,864,230     $39,598,214
Reinvestment of distributions         1,183,415       14,552,600      1,318,760      18,141,243
Less shares repurchased              (5,860,093)     (72,313,927)    (4,147,935)    (57,309,060)
------------------------------------------------------------------------------------------------
   Net increase (decrease)           (1,010,171)    $(11,232,115)        35,055     $   430,397
================================================================================================
Class B
Shares sold                             149,173     $  1,857,683        185,507     $ 2,547,320
Reinvestment of distributions            10,028          122,813         10,578         144,393
Less shares repurchased                (173,390)      (2,147,850)      (137,806)     (1,877,625)
------------------------------------------------------------------------------------------------
   Net increase (decrease)              (14,189)    $   (167,354)        58,279     $   814,088
================================================================================================
Class C
Shares sold                             745,034     $  9,301,426        703,468     $ 9,677,444
Reinvestment of distributions            27,650          334,341         19,974         271,653
Less shares repurchased                (313,737)      (3,805,241)      (203,062)     (2,768,340)
------------------------------------------------------------------------------------------------
   Net increase                         458,947     $  5,830,526        520,380     $ 7,180,757
================================================================================================
Class Y
Shares sold                             406,862     $  5,166,320        226,691     $ 3,101,582
Reinvestment of distributions             3,714           43,594            985          13,398
Less shares repurchased                (434,802)      (5,172,023)      (533,236)     (7,359,708)
------------------------------------------------------------------------------------------------
   Net increase (decrease)              (24,226)    $     37,891       (305,560)    $(4,244,728)
================================================================================================


The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended   Year Ended    Year Ended     Year Ended
                                                                 12/31/08      12/31/07     12/31/06     12/31/05      12/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  13.50      $  14.11     $  14.13      $  14.38      $  14.45
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $   0.60      $   0.62     $   0.53      $   0.54      $    0.61(b)
 Net realized and unrealized gain (loss) on investments             (2.54)        (0.42)        0.18          0.14           0.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  (1.94)     $   0.20     $   0.71      $   0.68      $    0.75
Distributions to shareowners:
 Net investment income                                              (0.59)        (0.61)       (0.61)        (0.64)         (0.60)
 Net realized gain                                                  (0.07)        (0.20)       (0.12)        (0.29)         (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                  $  (2.60)     $  (0.61)    $  (0.02)     $  (0.25)     $   (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  10.90      $  13.50     $  14.11      $  14.13      $   14.38
====================================================================================================================================
Total return*                                                      (14.85)%        1.40%        5.20%         4.81%          5.40%
Ratio of net expenses to average net assets+                         0.82%         0.82%        0.86%         0.87%          0.91%
Ratio of net investment income to average net assets+                4.66%         4.45%        4.48%         4.42%          4.25%
Portfolio turnover rate                                                27%           18%           8%           12%             7%
Net assets, end of period (in thousands)                         $353,257      $451,219     $471,084      $ 16,033      $     227
Ratios with no waiver of fees by PIM and no reduction for
fees paid indirectly:
 Net expenses                                                        0.88%         0.85%        0.96%         1.16%          0.91%
 Net investment income                                               4.60%         4.42%        4.38%         4.13%          4.25%
Ratios with waiver of fees by PIM and reduction for
fees paid indirectly:
 Net expenses                                                        0.82%         0.82%        0.86%         0.87%          0.91%
 Net investment income                                               4.66%         4.45%        4.48%         4.42%          4.25%
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

26  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended    Year Ended    Year Ended     Year Ended
                                                               12/31/08       12/31/07      12/31/06      12/31/05     12/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $   13.41      $  14.03      $  14.07      $  14.34      $   14.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $    0.48      $   0.48      $   0.46      $   0.45      $    0.49(b)
 Net realized and unrealized gain (loss) on investments            (2.52)        (0.41)         0.14          0.12            0.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $   (2.04)     $   0.07      $   0.60      $   0.57      $    0.63
Distributions to shareowners:
 Net investment income                                             (0.47)        (0.49)        (0.52)        (0.55)         (0.49)
 Net realized gain                                                 (0.07)        (0.20)        (0.12)        (0.29)         (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                $   (2.58)     $  (0.62)     $  (0.04)     $  (0.27)     $   (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   10.83      $  13.41      $  14.03      $  14.07      $   14.34
====================================================================================================================================
Total return*                                                     (15.60)%        0.46%         4.36%         4.02%          4.52%
Ratio of net expenses to average net assets+                        1.72%         1.72%         1.69%         1.41%          1.70%
Ratio of net investment income to average net assets+               3.76%         3.55%         3.62%         3.90%          3.49%
Portfolio turnover rate                                               27%           18%            8%           12%             7%
Net assets, end of period (in thousands)                       $   5,286      $  6,737      $  6,228      $  2,369      $      10
Ratios with no waiver of fees by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                       1.72%         1.78%         1.69%         1.68%          1.70%
 Net investment income                                              3.76%         3.49%         3.62%         3.63%          3.49%
Ratios with waiver of fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                       1.72%         1.72%         1.69%         1.41%          1.70%
 Net investment income                                              3.76%         3.55%         3.62%         3.90%          3.49%
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08  27

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                              12/31/08      12/31/07      12/31/06      12/31/05      12/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   13.42     $  14.02     $  14.04      $  14.34      $   14.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $    0.45     $   0.45     $   0.44      $   0.44      $    0.47(b)
 Net realized and unrealized gain (loss) on investments           (2.48)       (0.35)        0.18          0.09            0.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $   (2.03)    $   0.10     $   0.62      $   0.53      $    0.61
Distributions to shareowners:
 Net investment income                                            (0.49)       (0.50)       (0.52)        (0.54)         (0.47)
 Net realized gain                                                (0.07)       (0.20)       (0.12)        (0.29)         (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                               $   (2.59)    $  (0.60)    $  (0.02)     $  (0.30)     $   (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   10.83     $  13.42     $  14.02      $  14.04      $   14.34
====================================================================================================================================
Total return*                                                    (15.56)%       0.67%        4.52%         3.78%          4.38%
Ratio of net expenses to average net assets+                       1.65%        1.58%        1.65%         1.38%          1.84%
Ratio of net investment income to average net assets+              3.85%        3.66%        3.58%         3.87%          3.35%
Portfolio turnover rate                                              27%          18%           8%           12%             7%
Net assets, end of period (in thousands)                      $  15,157     $ 12,620     $  5,891      $  1,183      $      10
Ratios assuming no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.65%        1.58%        1.65%         1.63%          1.84%
 Net investment income                                             3.85%        3.66%        3.58%         3.62%          3.35%
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                      1.65%        1.58%        1.65%         1.38%          1.84%
 Net investment income                                             3.85%        3.66%        3.58%         3.87%          3.35%
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

28  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended        Year Ended     11/10/06 to
                                                                                    12/31/08          12/31/07       12/31/06 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                               $   13.48          $ 14.09        $  14.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                             $    0.62          $  0.67        $   0.09
 Net realized and unrealized loss on investments                                       (2.51)           (0.44)          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                               $   (1.89)         $  0.23        $   0.03
Distributions to shareowners:
 Net investment income                                                                 (0.63)           (0.64)          (0.11)
 Net realized gain                                                                     (0.07)           (0.20)             --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                    $   (2.59)        $  (0.61)       $  (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $   10.89          $ 13.48        $  14.09
====================================================================================================================================
Total return*                                                                         (14.56)%           1.67%           0.21%(b)
Ratio of net expenses to average net assets+                                            0.58%            0.54%           0.60%**
Ratio of net investment income to average net assets+                                   4.90%            4.73%           4.49%**
Portfolio turnover rate                                                                   27%              18%              8%
Net assets, end of period (in thousands)                                           $  18,571         $ 23,331       $  28,693
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                                           0.58%            0.54%           0.60%**
 Net investment income                                                                  4.90%            4.73%           4.49%**
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                                           0.58%            0.54%           0.60%**
 Net investment income                                                                  4.90%            4.73%           4.49%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class Y Shares were first publicly offered November 10, 2006.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08  29

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


30    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the exchange. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At December 31, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

   Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Fund has reclassified $7,803 to decrease undistributed net investment income and $7,803 to increase accumulated net realized gain on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    31

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                          2008              2007
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $   232,204       $      --
   Tax-exempt income                                21,281,534        21,968,940
   Long-term capital gain                            2,390,295         7,030,020
--------------------------------------------------------------------------------
      Total                                        $23,904,533       $28,998,960
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008:

--------------------------------------------------------------------------------

                                                                            2008
--------------------------------------------------------------------------------
   Undistributable earnings:
   Undistributed tax-exempt income                                 $    470,902
   Undistributed long-term gain                                         199,893
   Unrealized depreciation                                          (69,188,507)
--------------------------------------------------------------------------------
      Total                                                        $(68,517,712)
================================================================================

   The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization and interest on defaulted bonds.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $26,772 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


32    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.


2. Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2008, the net management fee was equivalent to 0.48% of average daily net assets.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These limitations are in effect through May, 1, 2012 for Class A shares and through May 1, 2010 for Class B and Class C shares. There can be no assurance that PIM will extend the expense limit agreement beyond such periods.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,387 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $70,659
 Class B                                                                   4,565
 Class C                                                                   5,000
 Class Y                                                                     764
--------------------------------------------------------------------------------
    Total                                                                $80,988
================================================================================

                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08
33

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,951 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.

4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,955 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $49,610 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced $3,953 under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


34    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2009


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    35

ADDITIONAL INFORMATION (unaudited)

For the year ended December 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.0% and 0.0%, respectively.


36    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    37

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held       Length of Service          Principal Occupation                         Other Directorships
Name and Age        with the Fund       and Term of Office         During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Chairman of the,    Trustee since 2003.        Deputy Chairman and a Director of            None
 (82)*              Board Trustee       Serves until a successor   Pioneer Global Asset Management S.p.A.
                    and President       trustee is elected or      ("PGAM"); Non-Executive Chairman and a
                                        earlier retirement or      Director of Pioneer Investment
                                        removal.                   Management USA Inc. ("PIM-USA");
                                                                   Chairman and a Director of Pioneer;
                                                                   Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative Invest-
                                                                   ment Management (Bermuda) Limited and
                                                                   affiliated funds; Director of PIOGLOBAL
                                                                   Real Estate Investment Fund (Russia)
                                                                   (until June 2006); Director of Nano-C,
                                                                   Inc. (since 2003); Director of Cole
                                                                   Management Inc. (since 2004); Director
                                                                   of Fiduciary Counseling, Inc.; President
                                                                   and Director of Pioneer Funds Dis-
                                                                   tributor, Inc. ("PFD") (until May 2006);
                                                                   President of all of the Pioneer Funds;
                                                                   and Of Counsel, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury Trustee and         Trustee since 2008.        Director, CEO and President of Pioneer       None
 (50)*              Executive Vice      Serves until a successor   Investment Management USA Inc. (since
                    President           trustee is elected or      February 2007); Director and President
                                        earlier retirement or      of Pioneer Investment Management, Inc.
                                        removal.                   and Pioneer Institutional Asset
                                                                   Management, Inc. (since February 2007);
                                                                   Executive Vice President of all of the
                                                                   Pioneer Funds (since March 2007); Direc-
                                                                   tor of Pioneer Global Asset Management
                                                                   S.p.A. (since April 2007); Head of New
                                                                   Markets Division, Pioneer Global Asset
                                                                   Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.



38  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held       Length of Service          Principal Occupation                         Other Directorships
 Name and Age       with the Fund       and Term of Office         During Past Five Year                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)  Trustee             Trustee since 2005.        Executive Vice President and Chief           Director of
                                        Serves until a successor   Financial Officer, I-trax, Inc.              Enterprise Com-
                                        trustee is elected or      (publicly traded health care services        munity Investment,
                                        earlier retirement or      company) (2004 - 2007); Partner, Federal     Inc. (privately-held
                                        removal.                   City Capital Advisors (boutique merchant     affordable housing
                                                                   bank) (1997 to 2004 and 2008 - present);     finance company);
                                                                   and Executive Vice President and Chief       and Director of New
                                                                   Financial Officer, Pedestal Inc.             York Mortgage Trust
                                                                   (internet-based mortgage trading             (publicly traded
                                                                   company) (2000 - 2002)                       mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)   Trustee             Trustee since 2003.        President, Bush International, LLC           Director of Marriott
                                        Serves until a successor   (international financial advisory            International,
                                        trustee is elected or      firm)                                        Inc.; Director of
                                        earlier retirement or                                                   Discover Financial
                                        removal.                                                                Services (credit
                                                                                                                card issuer and
                                                                                                                electronic payment
                                                                                                                services); Director
                                                                                                                of Briggs & Stratton
                                                                                                                Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and intel-
                                                                                                                ligence technology
                                                                                                                firm); and Member,
                                                                                                                Board of Gov-
                                                                                                                ernors, Investment
                                                                                                                Company Institute
------------------------------------------------------------------------------------------------------------------------------------



                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08
39

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held       Length of Service          Principal Occupation                         Other Directorships
Name and Age        with the Fund       and Term of Office         During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee             Trustee since 2008.        Professor, Harvard University                Trustee, Mellon
Friedman (64)                           Serves until a successor                                                Institutional Funds
                                        trustee is elected or                                                   Investment Trust and
                                        earlier retirement or                                                   Mellon Institutional
                                        removal                                                                 Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee             Trustee since 2003.        Founding Director, Vice President and        None
Graham (61)                             Serves until a successor   Corporate Secretary, The Winthrop Group,
                                        trustee is elected or      Inc. (consulting firm); and Desautels
                                        earlier retirement or      Faculty of Management, McGill University
                                        removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee             Trustee since 2006.        Chief Executive Officer, Quadriserv,         None
(58)                                    Serves until a successor   Inc. (technology products for securities
                                        trustee is elected or      lending industry) (2008 - present);
                                        earlier retirement or      Private investor (2004 - 2008); and
                                        removal.                   Senior Executive Vice President, The
                                                                   Bank of New York (financial and
                                                                   securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret Trustee             Trustee since 2003.        President and Chief Executive Officer,       Director of New
(60)                                    Serves until a successor   Newbury, Piret & Company, Inc.               America High Income
                                        trustee is elected or      (investment banking firm)                    Fund, Inc.
                                        earlier retirement or                                                   (closed-end
                                        removal.                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee             Trustee since 2008.        Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
(80)                                    Serves until a successor   (law firm)                                   Helvetia Fund, Inc.
                                        trustee is elected or                                                   (closed-end
                                        earlier retirement or                                                   investment company)
                                        removal.
------------------------------------------------------------------------------------------------------------------------------------


40  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held       Length of Service          Principal Occupation                         Other Directorships
Name and Age        with the Fund       and Term of Office         During Past Five Years                       Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary           Since 2003. Serves at      Secretary of PIM-USA; Senior Vice            None
Bourassa (60)                           the discretion of the      President -- Legal of Pioneer;
                                        Board                      Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries; and Secretary of all of
                                                                   the Pioneer Funds since September 2003
                                                                   (Assistant Secretary from November 2000
                                                                   to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant Secretary Since 2003. Serves at      Associate General Counsel of Pioneer         None
Kelley (44)                             the discretion of the      since January 2008 and Assistant
                                        Board                      Secretary of all of the Pioneer Funds
                                                                   since September 2003; Vice President and
                                                                   Senior Counsel of Pioneer from July 2002
                                                                   to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer           Since 2008. Serves at      Vice President -- Fund Accounting,           None
(49)                                    the discretion of the      Administration and Controller- ship
                                        Board                      Services of Pioneer; and Treasurer of
                                                                   all of the Pioneer Funds since March
                                                                   2008; Deputy Treasurer of Pioneer from
                                                                   March 2004 to February 2008; Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   from March 2004 to February 2008; and
                                                                   Treasurer and Senior Vice President, CDC
                                                                   IXIS Asset Management Services from 2002
                                                                   to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant Treasurer Since 2003. Serves at      Assistant Vice President -- Fund             None
(43)                                    the discretion of the      Accounting, Administration and
                                        Board                      Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan       Assistant Treasurer Since 2003. Serves at      Fund Accounting Manager -- Fund              None
(50)                                    the discretion of the      Accounting, Administration and
                                        Board                      Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds

                  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08
41

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held       Length of Service          Principal Occupation                         Other Directorships
Name and Age        with the Fund       and Term of Office         During Past Five Years                       Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim       Assistant Treasurer Since 2003. Serves at      Fund Administration Manager -- Fund          None
Sullivan (35)                           the discretion of the      Accounting, Administration and
                                        Board                      Controllership Services since June 2003
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds since September 2003;
                                                                   Assistant Vice President -- Mutual
                                                                   Fund Operations of State Street
                                                                   Corporation from June 2002 to June 2003
                                                                   (formerly Deutsche Bank Asset
                                                                   Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance    Since 2007. Serves at      Chief Compliance Officer of Pioneer          None
(49)                Officer             the discretion of the      since December 2006 and of all the
                                        Board                      Pioneer Funds since January 2007; Vice
                                                                   President and Compliance Officer, MFS
                                                                   Investment Management (August 2005 to
                                                                   December 2006); Consultant, Fidelity
                                                                   Investments (February 2005 to July
                                                                   2005); Independent Consultant (July 1997
                                                                   to February 2005)
------------------------------------------------------------------------------------------------------------------------------------




42  Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

                           This page for your notes.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08    43

                           This page for your notes.

44    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




--------------------------------------------------------------------------------











                  Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
                  Annual Report | December 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   LRPSX
Class B   LRPBX
Class C   LRPCX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             8

Prices and Distributions                                      9

Performance Update                                           10

Comparing Ongoing Fund Expenses                              13

Schedule of Investments                                      15

Financial Statements                                         20

Notes to Financial Statements                                27

Report of Independent Registered Public Accounting Firm      33

Approval of Investment Sub-Advisory Agreement                34

Trustees, Officers and Service Providers                     37


                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Growth Leaders Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

The year 2008 will be remembered as one of the worst in the recent history of the stock market, as problems that began in the credit markets escalated and spread to create impacts virtually no one predicted. In the following interview, members of the portfolio management team from L. Roy Papp & Associates, the Fund's sub-adviser, who are responsible for management of Pioneer Growth Leaders Fund, discuss the factors that influenced the performance of the Fund during the year.

Q  How did the Fund perform during the 12 months ended December 31, 2008?

A Pioneer Growth Leaders Fund Class A shares returned -33.84% at net asset value for the 12 months ended December 31, 2008. During the same period, the Fund's benchmark, the Russell 1000 Growth Index, returned -38.44%, while the average return of the 851 mutual funds in Lipper's Large Cap Core category was -37.23%.

Q What were the principal factors affecting the Fund's performance during the 12 months ended December 31, 2008?

A It was a horrible year in the stock market, with deep declines in most companies' share prices. The precipitous market drops were triggered in part by loose money policies that resulted in imprudent loans, especially in real estate, to unqualified borrowers. Those low-quality loans then were packaged by investment banks into securities that were sold to investors throughout the world. The poor quality of many mortgage loans became evident when housing values began declining, unleashing a cascading series of events that resulted in a deepening credit crisis that threatened the existence of major financial institutions. Government rescues and bailouts, and bankruptcies of well known financial corporations occurred over virtually the entire year, starting with JP Morgan Chase's buyout -- with the help of the federal government -- of Bear Stearns in March, and extending until the end of the year when Bank of America acquired Merrill Lynch and Wells Fargo bought Wachovia. While the credit crisis exacerbated the existing problems of more troubled companies, such as General Motors, it also created new problems for many profitable corporations that began to see their credit dry up. Market volatility hit its highest point in the weeks after investment bank Lehman Brothers filed for bankruptcy in September, when investor confidence disappeared, consumers curtailed spending and corporations throughout the economy saw revenues shrink at the very time they lost access to credit. The financials sector was the area that was most severely hit in this tumultuous market, as the share prices of even higher-quality companies with little credit exposure were pulled down with the rest of the sector.


4    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

   The Fund's holdings could not escape the effects of the difficult market environment, although the Fund did outperform both its Russell benchmark and its Lipper competitive funds' average over the 12-month period. The Fund's performance over the period was helped by our traditional emphasis on corporations with strong balance sheets, little debt, steady earnings growth, good cash flow and experienced management teams. The Fund's non-financial holdings performed well, but its financials holdings, even when they had little direct exposure to the credit crisis, nevertheless were pulled down by the avalanche affecting the entire sector.

Q What were some of the investments that most influenced the Fund's results over the 12 months ended December 31, 2008?

A Several of the Fund's holdings performed very well in a difficult market, helping the Fund outperform its benchmark and Lipper category average. We believe this was the result of our emphasis on established, financially healthy corporations with strong balance sheets. These characteristics helped the corporations withstand the worst effects of the credit crisis. Our selections in the energy, financials, industrials and information technology sectors contributed to the Fund's relative outperformance.

   One of the better performing investments for the Fund was Johnson & Johnson, the diversified health care product company that has established itself in markets throughout the world. United Technologies, a diversified industrials and technology corporation, also performed well as it maintained its earnings outlook at a time when many other corporations were cutting back their earnings guidance. In the financials sector, three investments that helped the Fund were: T. Rowe Price, a mutual fund management company and asset manager; State Street, a custodian of financial assets as well as an asset management company; and Northern Trust, a custodian of financial assets as well as a major mortgage lender that successfully maintained high loan standards. These higher-quality corporations stood up relatively well, outperforming banks and investment banks more directly exposed to the deterioration in credit markets. Elsewhere, Expeditors International, a long-term Fund holding that is a specialist in planning logistics for international trade operations, fared well as its improvements in productivity helped its performance even as trade volumes weakened. Consulting firm Accenture, a relatively new Fund holding, did well during the 12-month period, as it benefited from growing demand for its services, which focus on helping corporations plan for greater reliance on outsourcing. In the energy sector, our investment in Chevron, a major integrated oil corporation, performed relatively well when it outpaced other oil field services companies, which were particularly hard-hit when energy prices retreated during the second half of 2008. Other investments that helped the Fund's performance were Techne, which produces proteins for the biotechnology and medical industries, and Canadian National, the major railroad


                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08    5
   that benefited from its efficient operations and exposure to intermodal transport services.

   The Fund did, however, have a number of disappointments during the 12-month period. Omnicom, a diversified advertising and marketing firm, saw its revenues slip as clients cut back their marketing budgets as the economy weakened. In health care, equipment companies Medtronic and Stryker both failed to meet expectations. Medtronic's new stent product for the treatment of cardiac patients faced keen competition and failed to meet its revenue expectations. Nevertheless, we have continued to favor the company because of the bright prospects for its pacemaker and neurological businesses. Stryker, a specialist in medical equipment and orthopedic implants, was affected by concerns about hospital spending as well as by worries that some hip and knee replacement surgeries could be postponed at a time when many household budgets are pressured. Pharmacy retailer Walgreen also underperformed. While Walgreen prescription sales held up well, revenues from non-drug products at its retail stores failed to meet expectations. The Fund had a small position in conglomerate General Electric, but it nevertheless detracted from results because of worries about its financial services operations. Among technology investments, software company Adobe Systems proved to be a disappointment, after revenues from a new graphics product failed to meet expectations.

Q  What were some of the changes you made to the Fund during 2008?

A We sold some of the more volatile stocks, investing the Fund instead in companies that we believed had superior long-term growth outlooks. We sold the Fund's investment in American Express, the financial services corporation, because of our concerns about consumer credit problems. We also liquidated positions in retailer Coach, diversified technology company International Business Machines, and delivery specialist United Parcel Service because such firms are typically vulnerable to a downturn in the economy. In addition, we sold the Fund's investment in O'Reilly Auto Parts, which failed to meet expectations at its retail outlets.

   New investments for the Fund during the year included: diversified electronics corporation Emerson Electric; Federated Investors, an asset manager specializing in money market funds and other lower-risk investments; and the aforementioned firms Accenture and Stryker.

Q  What is your investment outlook?

A The abrupt curtailment of consumer spending was a major contributor to the economic downturn during 2008, but we believe several factors could help give a boost to consumer confidence and trigger more discretionary spending in 2009. They include: lower oil and gasoline prices, which have been putting more money in consumers' pockets; lower interest rates, which


6    Pioneer Growth Leaders Fund | Annual Report | 12/31/08
   should help consumer spending and even housing sales; the massive Federal government stimulus packages, which should put more money into the economy; and the widely held view that the economy should improve under a new national administration.

   We also see some potential improvement in the capital markets. We already have witnessed some evidence of progress in the bond market and we think huge amounts of money are on the sidelines, ready to be deployed into higher-quality investments once some signs of progress appear.

   We firmly believe that our bias toward higher-quality corporations gives the Fund a portfolio of companies that are more likely to be the survivors of the recent economic downturn. We think they should have the potential to flourish in any potential recovery.

   Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

   Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                      86.1%
Temporary Cash Investments                                              13.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                  30.5%
Health Care                                                             20.3%
Consumer Staples                                                        13.9%
Industrials                                                             12.8%
Financials                                                              11.3%
Consumer Discretionary                                                   6.0%
Energy                                                                   5.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Accenture, Ltd.                                         5.55%
 2.    Medco Health Solutions, Inc.                            5.35
 3.    Chevron Corp.                                           5.16
 4.    Cisco Systems, Inc.                                     4.71
 5.    Clorox Co.                                              4.43
 6.    Expeditors International of Washington, Inc.            4.39
 7.    PepsiCo, Inc.                                           4.36
 8.    Techne Corp.                                            4.18
 9.    Medtronic, Inc.                                         3.88
10.    Linear Technology Corp.                                 3.86

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class        12/31/08           12/31/07
       A            $ 6.96            $ 12.82
---------------------------------------------
       B            $ 6.20            $ 11.80
---------------------------------------------
       C            $ 6.08            $ 11.58
---------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                                  Short-Term         Long-Term
      Class        Dividends     Capital Gains     Capital Gains
       A            $ --             $ --            $ 1.4500
-------------------------------------------------------------
       B            $ --             $ --            $ 1.4500
-------------------------------------------------------------
       C            $ --             $ --            $ 1.4500
-------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-12.


                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                                -3.46%         -4.03%
 5 Years                                 -4.35          -5.47
 1 Year                                 -33.84         -37.63
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                         Gross           Net
------------------------------------------------------------------
                                          1.43%          1.43%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Small and       Russell 1000
               Mid Cap Growth Fund     Growth Index
12/98                 9,425                10,000
12/99                10,811                13,316
12/00                10,135                10,330
12/09                 8,827                 8,220
12/09                 6,693                 5,928
12/09                 8,277                 7,692
12/09                 8,295                 8,176
12/09                 8,768                 8,606
12/09                 9,288                 9,387
12/09                10,016                10,496
12/09                 6,627                 6,462

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Fund, Papp Stock Fund, on February 20, 2004. The performance of Class A shares of the Fund from November 29, 1989 to February 20, 2004 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund.


10    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                                 -4.43%         -4.43%
 5 Years                                  -5.56          -5.56
 1 Year                                  -34.57         -36.67
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           2.56%          2.56%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Small and       Russell 1000
               Mid Cap Growth Fund     Growth Index
12/98                10,000                10,000
                     11,386                13,316
12/00                10,593                10,330
                      9,157                 8,220
12/02                 6,891                 5,928
                      8,457                 7,692
12/04                 8,340                 8,176
                      8,701                 8,606
12/06                 9,110                 9,387
                      9,712                10,496
12/08                 6,355                 6,462

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Fund, Papp Stock Fund, on February 20, 2004. The performance of Class B shares of the Fund from November 29, 1989 to February 20, 2004 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                                 -4.50%         -4.50%
 5 Years                                  -5.69          -5.69
 1 Year                                  -34.35         -34.35
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                         Gross           Net
----------------------------------------------------------------
                                           2.85%          2.85%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Small and       Russell 1000
               Mid Cap Growth Fund     Growth Index
12/98                10,000                10,000
                     11,386                13,316
12/00                10,593                10,330
                      9,157                 8,220
12/02                 6,891                 5,928
                      8,457                 7,692
12/04                 8,304                 8,176
                      8,673                 8,606
12/06                 9,076                 9,387
                      9,610                10,496
12/08                 6,309                 6,462


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Fund, Papp Stock Fund, on February 20, 2004.The performance of Class C shares of the fund from November 29, 1989 to February 20, 2004 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund.


12    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on actual returns from July 1, 2008 through December 31, 2008.

 Share Class                  A                B                C
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------
 Ending Account          $   727.43       $   722.90       $   725.41
 Value on 12/31/08
---------------------------------------------------------------------
 Expenses Paid           $     7.60       $    12.73       $    11.75
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, 2.94% and 2.71% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

 Share Class                  A                B                C
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------
 Ending Account          $ 1,016.34       $ 1,010.36       $ 1,011.51
 Value on 12/31/08
---------------------------------------------------------------------
 Expenses Paid           $     8.87       $    14.86       $    13.70
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, 2.94% and 2.71% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Schedule of Investments | 12/31/08

 Shares                                                           Value
             COMMON STOCKS -- 99.2%
             ENERGY -- 5.1%
             Integrated Oil & Gas -- 5.1%
  14,000     Chevron Corp.                                        $ 1,035,580
                                                                  -----------
             Total Energy                                         $ 1,035,580
-----------------------------------------------------------------------------
             CAPITAL GOODS -- 4.9%
             Aerospace & Defense -- 2.8%
  10,500     United Technologies Corp.                            $   562,800
-----------------------------------------------------------------------------
             Electrical Component & Equipment -- 1.4%
   8,000     Emerson Electric Co.                                 $   292,880
-----------------------------------------------------------------------------
             Industrial Conglomerates -- 0.7%
   9,000     General Electric Co.                                 $   145,800
                                                                  -----------
             Total Capital Goods                                  $ 1,001,480
-----------------------------------------------------------------------------
             TRANSPORTATION -- 7.8%
             Air Freight & Couriers -- 4.4%
  26,500     Expeditors International of Washington, Inc. (b)     $   881,655
-----------------------------------------------------------------------------
             Railroads -- 3.4%
  18,800     Canadian National Railway Co.                        $   691,088
                                                                  -----------
             Total Transportation                                 $ 1,572,743
-----------------------------------------------------------------------------
             MEDIA -- 2.7%
             Advertising -- 2.7%
  20,500     Omnicom Group, Inc.                                  $   551,860
                                                                  -----------
             Total Media                                          $   551,860
-----------------------------------------------------------------------------
             RETAILING -- 3.2%
             General Merchandise Stores -- 3.2%
  19,000     Target Corp. (b)                                     $   656,070
                                                                  -----------
             Total Retailing                                      $   656,070
-----------------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 5.1%
             Drug Retail -- 3.7%
  30,000     Walgreen Co.                                         $   740,100
-----------------------------------------------------------------------------
             Food Distributors -- 1.4%
  12,500     Sysco Corp.                                          $   286,750
                                                                  -----------
             Total Food & Drug Retailing                          $ 1,026,850
-----------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 4.3%
             Soft Drinks -- 4.3%
  16,000     PepsiCo, Inc.                                        $   876,320
                                                                  -----------
             Total Food, Beverage & Tobacco                       $   876,320
-----------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 4.4%
             Household Products -- 4.4%
  16,000     Clorox Co.                                           $   888,960
                                                                  -----------
             Total Household & Personal Products                  $   888,960
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    15

 Shares                                                           Value
             HEALTH CARE EQUIPMENT & SERVICES -- 12.3%
             Health Care Equipment -- 7.0%
  24,800     Medtronic, Inc.                                      $   779,216
  16,000     Stryker Corp.                                            639,200
                                                                  -----------
                                                                  $ 1,418,416
-----------------------------------------------------------------------------
             Health Care Services -- 5.3%
  25,656     Medco Health Solutions, Inc.*                        $ 1,075,243
                                                                  -----------
             Total Health Care Equipment & Services               $ 2,493,659
-----------------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 7.9%
             Life Sciences Tools & Services -- 4.2%
  13,000     Techne Corp.                                         $   838,760
-----------------------------------------------------------------------------
             Pharmaceuticals -- 3.7%
  12,500     Johnson & Johnson                                    $   747,875
                                                                  -----------
             Total Pharmaceuticals & Biotechnology                $ 1,586,635
-----------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 11.2%
             Asset Management & Custody Banks -- 11.2%
  10,000     Federated Investors, Inc.                            $   169,600
  13,000     Northern Trust Corp.                                     677,820
  19,000     State Street Corp.                                       747,270
  19,000     T. Rowe Price Associates, Inc.                           673,360
                                                                  -----------
                                                                  $ 2,268,050
                                                                  -----------
             Total Diversified Financials                         $ 2,268,050
-----------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 16.3%
             Application Software -- 3.7%
  35,000     Adobe Systems, Inc.*                                 $   745,150
-----------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 3.6%
  51,000     Western Union Co.                                    $   731,340
-----------------------------------------------------------------------------
             IT Consulting & Other Services -- 5.5%
  34,000     Accenture, Ltd.                                      $ 1,114,860
-----------------------------------------------------------------------------
             Systems Software -- 3.5%
  36,000     Microsoft Corp. (b)                                  $   699,840
                                                                  -----------
             Total Software & Services                            $ 3,291,190
-----------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 4.7%
             Communications Equipment -- 4.7%
  58,000     Cisco Systems, Inc.*                                 $   945,400
                                                                  -----------
             Total Technology Hardware & Equipment                $   945,400
-----------------------------------------------------------------------------
             SEMICONDUCTORS -- 9.3%
  44,000     Intel Corp.                                          $   645,040
  35,000     Linear Technology Corp. (b)                              774,200
  24,000     Microchip Technology, Inc. (b)                           468,720
                                                                  -----------
                                                                  $ 1,887,960
                                                                  -----------
             Total Semiconductors                                 $ 1,887,960
-----------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $15,221,877)                                   $20,082,757
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Principal
Amount                                                            Value
              TEMPORARY CASH INVESTMENTS -- 16.0%
              Securities Lending Collateral -- 16.0% (c)
              Certificates of Deposit:
$ 75,042      Abbey National Plc, 3.15%, 8/13/09                  $    75,042
  75,032      Bank of Nova Scotia, 3.21%, 5/5/09                       75,032
 119,923      Bank of Scotland NY, 2.92%, 6/5/09                      119,923
 135,076      Barclays Bank, 1.5%, 5/27/09                            135,076
  23,859      Calyon NY, 4.62%, 1/16/09                                23,859
 150,084      CBA, 4.87%, 7/16/09                                     150,084
 135,076      DNB NOR Bank ASA NY, 3.04%, 6/5/09                      135,076
 137,477      Intesa SanPaolo S.p.A., 1.44%, 5/22/09                  137,477
   8,693      NORDEA NY, 4.13%, 4/9/09                                  8,693
 112,563      Royal Bank of Canada NY, 2.7%, 8/7/09                   112,563
  75,042      Royal Bank of Scotland, 3.06%, 3/5/09                    75,042
  15,001      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            15,001
 150,083      Societe Generale, 3.29%, 9/4/09                         150,083
 135,076      Svenska Bank NY, 4.61%, 7/8/09                          135,076
 150,084      U.S. Bank NA, 2.25%, 8/24/09                            150,084
                                                                  -----------
                                                                  $ 1,498,111
-----------------------------------------------------------------------------
              Commercial Paper:
  14,301      BBVA U.S., 2.83%, 3/12/09                           $    14,301
 150,083      Monumental Global Funding, Ltd., 2.5%, 8/17/09          150,083
  75,042      CME Group, Inc., 2.9%, 8/6/09                            75,042
  75,034      General Electric Capital Corp., 2.86%, 3/16/09           75,034
 147,381      American Honda Finance Corp., 4.95%, 7/14/09            147,381
 150,084      HSBC Bank, Inc., 2.5%, 8/14/09                          150,084
  75,042      IBM, 2.39%, 9/25/09                                      75,042
 135,076      MetLife Global Funding, 3.19%, 6/12/09                  135,076
 135,076      New York Life Global, 2.13%, 9/4/09                     135,076
 127,571      Westpac Banking Corp., 2.34%, 6/1/09                    127,571
                                                                  -----------
                                                                  $ 1,084,690
-----------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
 330,185      Deutsche Bank, 0.25%, 1/2/09                        $   330,185
  25,496      Barclays Capital Markets, 0.5%, 1/2/09                   25,496
                                                                  -----------
                                                                  $   355,681
-----------------------------------------------------------------------------
              Time Deposit:
 150,084      BNP Paribas, 0.01%, 1/2/09                          $   150,084
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    17

 Shares                                                             Value
                Money Market Mutual Funds:
     37,521     Columbia Government Reserves Fund                 $    37,521
    112,563     JPMorgan, U.S. Government Money Market Fund           112,563
                                                                  -----------
                                                                  $   150,084
                                                                  -----------
                Total Securities Lending Collateral               $ 3,238,650
-----------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $3,238,650)                                 $ 3,238,650
-----------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 115.2%
                (Cost $18,460,527)(a)                             $23,321,407
-----------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (15.2)%           $(3,080,140)
-----------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                        $20,241,267
=============================================================================

*     Non-income producing security.

(a) At December 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $18,460,527 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $7,310,397
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (2,449,517)
                                                                                   ----------
       Net unrealized gain                                                         $4,860,880
                                                                                   ==========

(b)   At December 31, 2008, the following securities were out on loan:

  Shares        Description                                      Value
  25,900        Expeditors International of Washington, Inc.     $  861,693
  33,900        Linear Technology Corp.                             749,868
  20,000        Microchip Technology, Inc.                          390,600
  35,000        Microsoft Corp.                                     680,400
  15,000        Target Corp.                                        517,950
---------------------------------------------------------------------------
                Total                                            $3,200,511
===========================================================================

(c)   Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $5,339,544 and $8,578,591, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


18    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

                                                    Investments
 Valuation Inputs                                   in Securities
 Level 1 -- Quoted Prices                           $20,082,757
 Level 2 -- Other Significant Observable Inputs       3,238,650
 Level 3 -- Significant Unobservable Inputs                  --
---------------------------------------------------------------
  Total                                             $23,321,407
===============================================================

The accompanying notes are an integral part of these financial statements.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    19

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (including securities loaned of $3,200,511)
   (cost $18,460,527)                                                      $23,321,407
  Cash                                                                         187,958
  Receivables --
   Fund shares sold                                                             27,589
   Dividends                                                                    34,490
  Other                                                                         29,222
--------------------------------------------------------------------------------------
     Total assets                                                          $23,600,666
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                 $    51,005
   Upon return of securities loaned                                          3,238,650
  Due to affiliates                                                             10,778
  Accrued expenses                                                              58,966
--------------------------------------------------------------------------------------
     Total liabilities                                                     $ 3,359,399
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $15,405,892
  Accumulated net realized loss on investments                                 (25,505)
  Net unrealized gain on investments                                         4,860,880
--------------------------------------------------------------------------------------
     Total net assets                                                      $20,241,267
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $19,011,363/2,730,280 shares)                          $      6.96
  Class B (based on $516,386/83,308 shares)                                $      6.20
  Class C (based on $713,518/117,345 shares)                               $      6.08
MAXIMUM OFFERING PRICE:
  Class A ($6.96 [divided by] 94.25%)                                      $      7.38
======================================================================================

The accompanying notes are an integral part of these financial statements.


20    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Statement of Operations

For the Year Ended 12/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,409)      $481,384
  Interest                                                    4,300
  Income from securities loaned, net                         13,654
-------------------------------------------------------------------------------------
     Total investment income                                             $    499,338
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $215,025
  Transfer agent fees
   Class A                                                   38,827
   Class B                                                    3,693
   Class C                                                    4,939
  Distribution fees
   Class A                                                   61,396
   Class B                                                    7,124
   Class C                                                   12,042
  Shareholder communications expense                         19,321
  Administrative fees                                         8,599
  Custodian fees                                             31,828
  Registration fees                                          39,838
  Professional fees                                          45,608
  Printing expense                                           22,453
  Fees and expenses of nonaffiliated trustees                 5,604
  Miscellaneous                                               5,202
-------------------------------------------------------------------------------------
     Total expenses                                                      $    521,499
     Less fees paid indirectly                                                 (1,201)
-------------------------------------------------------------------------------------
     Net expenses                                                        $    520,298
-------------------------------------------------------------------------------------
       Net investment loss                                               $    (20,960)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $  2,078,820
-------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                           $(13,016,972)
-------------------------------------------------------------------------------------
  Net loss on investments                                                $(10,938,152)
-------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                   $(10,959,112)
=====================================================================================

The accompanying notes are an integral part of these financial statements.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    21

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                  Year Ended         Year Ended
                                                                   12/31/08           12/31/07
FROM OPERATIONS:
Net investment loss                                             $    (20,960)      $   (51,969)
Net realized gain on investments                                   2,078,820         7,807,215
Change in net unrealized loss on investments                     (13,016,972)       (4,641,212)
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                            $(10,959,112)      $ 3,114,034
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.00 per share, respectively)            $         --       $    (7,952)
Net realized gain:
   Class A ($1.45 and $3.34 per share, respectively)              (3,226,681)       (7,442,922)
   Class B ($1.45 and $3.34 per share, respectively)                 (95,874)         (180,922)
   Class C ($1.45 and $3.34 per share, respectively)                (175,419)         (312,111)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (3,497,974)      $(7,943,907)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  7,874,791       $ 6,568,318
Reinvestment of distributions                                      3,248,369         6,984,889
Cost of shares repurchased                                       (10,891,993)      (18,267,425)
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $    231,167       $(4,714,218)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                                   $(14,225,919)      $(9,544,091)
NET ASSETS:
Beginning of year                                                 34,467,186        44,011,277
----------------------------------------------------------------------------------------------
End of year                                                     $ 20,241,267       $34,467,186
----------------------------------------------------------------------------------------------
Accumulated net investment income                               $         --       $        --
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

                                    '08 Shares    '08 Amount           '07 Shares     '07 Amount
Class A
Shares sold                           691,874     $6,541,976              319,027     $ 4,976,275
Reinvestment of distributions         451,219      2,991,599              508,346       6,502,242
Less shares repurchased              (926,983)    (9,318,098)          (1,124,050)    (16,971,099)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)            216,110     $  215,477             (296,677)    $(5,492,582)
=================================================================================================
Class B
Shares sold                            27,334     $  263,380               21,304     $   308,834
Reinvestment of distributions          14,670         86,712               14,778         174,108
Less shares repurchased               (27,668)      (274,475)             (64,871)       (944,971)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)             14,336     $   75,617              (28,789)    $  (462,029)
=================================================================================================
Class C
Shares sold                           121,165     $1,069,435               89,156     $ 1,283,209
Reinvestment of distributions          29,448        170,058               26,690         308,539
Less shares repurchased              (157,007)    (1,299,420)             (24,239)       (350,360)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)             (6,394)    $  (59,927)              91,607     $ 1,241,388
=================================================================================================
Class R*
Shares sold                                --     $       --                   --     $        --
Reinvestment of distributions              --             --                   --              --
Less shares repurchased                    --             --                  (69)           (995)
-------------------------------------------------------------------------------------------------
   Net decrease                            --     $       --                  (69)    $      (995)
=================================================================================================

* Class R shares were liquidated on February 1, 2007.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    23

Financial Highlights

                                                                                   Year Ended        Year Ended
                                                                                    12/31/08          12/31/07
Class A
Net asset value, beginning of period                                                 $  12.82         $   15.00
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                                        $  (0.00)(a)     $   (0.01)
 Net realized and unrealized gain (loss) on investments                                 (4.41)             1.17
---------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                            $  (4.41)        $    1.16
Distributions to shareowners:
 Net investment income                                                                     --              0.00(a)
 Net realized gain                                                                      (1.45)            (3.34)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                           $  (5.86)        $   (2.18)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $   6.96         $   12.82
===============================================================================================================
Total return*                                                                          (33.84)%            7.84%
Ratio of net expenses to average net assets+                                             1.75%             1.43%
Ratio of net investment income (loss) to average net assets+                            (0.01)%           (0.08)%
Portfolio turnover rate                                                                    19%               10%
Net assets, end of period (in thousands)                                             $ 19,011         $  32,221
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.75%             1.43%
 Net investment income (loss)                                                           (0.01)%           (0.08)%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            1.75%             1.42%
 Net investment income (loss)                                                           (0.01)%           (0.07)%
---------------------------------------------------------------------------------------------------------------

                                                                                   Year Ended       Year Ended       Year Ended
                                                                                    12/31/06         12/31/05       12/31/04 (b)
Class A
Net asset value, beginning of period                                                 $ 19.22          $ 21.05          $ 28.21
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                                        $  0.01          $  0.01          $  0.19
 Net realized and unrealized gain (loss) on investments                                 1.11             1.13            (0.13)
------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                            $  1.12          $  1.14          $  0.06
Distributions to shareowners:
 Net investment income                                                                  0.00(a)          0.00(a)         (0.18)
 Net realized gain                                                                     (5.34)           (2.97)           (7.04)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                           $ (4.22)         $ (1.83)         $ (7.16)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 15.00          $ 19.22          $21.05
==============================================================================================================================
Total return*                                                                           5.93%            5.70%            0.25%
Ratio of net expenses to average net assets+                                            1.25%            1.25%            1.25%
Ratio of net investment income (loss) to average net assets+                            0.06%            0.01%            0.58%
Portfolio turnover rate                                                                   21%               3%               6%
Net assets, end of period (in thousands)                                             $42,169          $56,040          $40,568
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           1.65%            1.59%            1.49%
 Net investment income (loss)                                                           0.34%           (0.35)%           0.34%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           1.25%            1.25%            1.25%
 Net investment income (loss)                                                           0.06%            0.01%            0.58%
------------------------------------------------------------------------------------------------------------------------------

(a) Amount rounds to less than one cent per share.
(b) Effective February 20, 2004, Pioneer Investment Management became the advisor.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


24  Pioneer Growth Leaders Fund | Annual Report | 12/31/08

                                                                                  Year Ended    Year Ended
                                                                                   12/31/08      12/31/07
Class B
Net asset value, beginning of period                                                $ 11.80       $14.21
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                $ (0.10)      $(0.19)
 Net realized and unrealized gain (loss) on investments                               (4.05)        1.12
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $ (4.15)      $ 0.93
Distributions to shareowners:
 Net realized gain                                                                    (1.45)       (3.34)
---------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                     $ (5.60)      $(2.41)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  6.20       $11.80
=========================================================================================================
Total return*                                                                        (34.57)%       6.62%
Ratio of net expenses to average net assets+                                           2.95%        2.56%
Ratio of net investment loss to average net assets+                                   (1.20)%      (1.22)%
Portfolio turnover rate                                                                  19%          10%
Net assets, end of period (in thousands)                                            $   516       $  814
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                          2.95%        2.56%
 Net investment loss                                                                  (1.20)%      (1.22)%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                          2.94%        2.54%
 Net investment loss                                                                  (1.19)%      (1.20)%
---------------------------------------------------------------------------------------------------------

                                                                                  Year Ended    Year Ended      2/21/04 to
                                                                                   12/31/06      12/31/05      12/31/04 (a)
Class B
Net asset value, beginning of period                                                $18.69        $20.81         $28.39
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                $(0.11)       $(0.08)        $(0.11)
 Net realized and unrealized gain (loss) on investments                               0.97          0.93          (0.43)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $ 0.86        $ 0.85         $(0.54)
Distributions to shareowners:
 Net realized gain                                                                   (5.34)        (2.97)         (7.04)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                     $(4.48)       $(2.12)        $(7.58)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $14.21        $18.69         $20.81
=============================================================================================================================
Total return*                                                                         4.69%         4.34%         (1.88)%(b)
Ratio of net expenses to average net assets+                                          2.39%         2.34%          3.18%**
Ratio of net investment loss to average net assets+                                  (1.02)%       (1.02)%        (0.78)%**
Portfolio turnover rate                                                                 21%            3%             6%
Net assets, end of period (in thousands)                                            $1,389        $  904         $   52
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                         2.82%         2.67%          3.48%**
 Net investment loss                                                                 (1.44)%       (1.35)%        (1.08)%**
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                         2.37%         2.33%          3.18%**
 Net investment loss                                                                 (1.00)%       (1.01)%        (0.78)%**
-----------------------------------------------------------------------------------------------------------------------------

(a) Class B shares were first publicly offered on February 21, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                      Pioneer Growth Leaders Fund | Annual Report | 12/31/08  25

                                                                                  Year Ended    Year Ended
                                                                                   12/31/08      12/31/07
Class C
Net asset value, beginning of period                                                $ 11.58       $14.10
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                $ (0.10)      $(0.10)
 Net realized and unrealized gain (loss) on investments                               (3.95)        0.92
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $ (4.05)      $ 0.82
Distributions to shareowners:
 Net realized gain                                                                    (1.45)       (3.34)
----------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                     $ (5.50)      $(2.52)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  6.08       $11.58
==========================================================================================================
Total return*                                                                        (34.35)%       5.89%
Ratio of net expenses to average net assets+                                           2.72%        2.85%
Ratio of net investment loss to average net assets+                                   (0.98)%      (1.40)%
Portfolio turnover rate                                                                  19%          10%
Net assets, end of period (in thousands)                                            $   714       $1,432
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                          2.72%        2.85%
 Net investment loss                                                                  (0.98)%      (1.40)%
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                          2.71%        2.83%
 Net investment loss                                                                  (0.97)%      (1.38)%
----------------------------------------------------------------------------------------------------------

                                                                                  Year Ended    Year Ended      2/21/04 to
                                                                                   12/31/06      12/31/05      12/31/04 (a)
Class C
Net asset value, beginning of period                                                $18.59        $20.69          $28.39
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                                                $(0.13)       $(0.07)         $(0.09)
 Net realized and unrealized gain (loss) on investments                               0.98          0.94           (0.57)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $ 0.85        $ 0.87          $(0.66)
Distributions to shareowners:
 Net realized gain                                                                   (5.34)        (2.97)          (7.04)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                     $(4.49)       $(2.10)         $(7.70)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $14.10        $18.59          $20.69
========================================================================================================================
Total return*                                                                         4.64%         4.44%          (2.30)%(b)
Ratio of net expenses to average net assets+                                          2.53%         2.32%           3.80%**
Ratio of net investment loss to average net assets+                                  (1.20)%       (0.95)%         (1.36)%**
Portfolio turnover rate                                                                 21%            3%              6%
Net assets, end of period (in thousands)                                            $  453        $  406          $   24
Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                         2.93%         2.66%           4.11%**
 Net investment loss                                                                 (1.60)%       (1.29)%         (1.68)%**
Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                         2.51%         2.32%           3.80%**
 Net investment loss                                                                 (1.18)%       (0.95)%         (1.36)%**
------------------------------------------------------------------------------------------------------------------------

(a) Class C shares were first publicly offered on February 21, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


26  Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Growth Leaders Fund (the Fund), formerly known as Pioneer Papp Stock Fund, is one of seven series of portfolios comprising Pioneer Series Trust II (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares -- Class A, Class B, and Class C shares. Class B and Class C shares were first publicly offered on February 21, 2004. Class R shares ceased operations on February 1, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to this document when considering the Fund's principal risks.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    27

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at amortized cost which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be


28    Pioneer Growth Leaders Fund | Annual Report | 12/31/08
   shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has elected to defer approximately $25,505 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Fund has reclassified $21,052 to decrease paid in capital, $20,960 to decrease accumulated net investment loss and $92 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                         2008             2007
   Distributions paid from:
   Ordinary income                               $         --       $    7,732
   Long-term capital gain                           3,497,974        7,936,175
------------------------------------------------------------------------------
      Total                                      $  3,497,974       $7,943,907
==============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008:

                                                                          2008
   Distributable earnings:
   Post-October loss deferred                                       $  (25,505)
   Unrealized appreciation                                           4,860,880
------------------------------------------------------------------------------
      Total                                                         $4,835,375
==============================================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $2,520 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    29

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% on assets over $1 billion. For the year ended December 31, 2008, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to a rate of 0.75% of the Fund's average net assets.


30    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to
L. Roy Papp & Associates LLP (Papp) as compensation for its sub-advisory services to the Fund.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $424 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out-of-pocket expenses by class of shares were as follows:

 Shareholder Communications:
 Class A                                                                $18,463
 Class B                                                                    858
-------------------------------------------------------------------------------
    Total                                                               $19,321
===============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,192 in transfer agent fees and shareholder communications expenses payable to PIMSS at December 31, 2008.

4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $162 in distribution fees payable to PFD at December 31, 2008.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    31

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $1,711 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $1,201 under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II
and the Shareowners of Pioneer Growth Leaders Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Growth Leaders Fund, one of the series constituting Pioneer Series Trust II
(the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Leaders Fund of the Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2009


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    33

Approval of Investment Sub-Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained L. Roy Papp & Associates, Inc. to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Fund approved an amended and restated investment advisory agreement between the Fund and PIM. Shareholders of the Fund approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Fund's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Fund for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided to the Fund by the sub-adviser, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Fund were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by


34    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2008 and that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the three year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees agreed that they would continue to monitor the performance of the Fund closely.

Sub-advisory Fee and Expenses
The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Fund, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2008 was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients with investment strategies that were similar to the Fund. The Trustees noted that the fee rates for those separate accounts generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Fund was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the quality of services provided by PIM and the sub-adviser.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    35
to the management of the Fund. They also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Fund.

Other Benefits
The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Fund between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Fund.


36    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    37

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2003.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset              None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and a
                            Director of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


38  Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2003.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise
                     (publicly traded health care services company) (2004 - 2007);        Community Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice                housing finance company);
                     President and Chief Financial Officer, Pedestal Inc. (internet-      and Director of New York
                     based mortgage trading company) (2000 - 2002)                        Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott
                     advisory firm)                                                       International, Inc.; Director
                                                                                          of Discover Financial Services
                                                                                          (credit card issuer and
                                                                                          electronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech
                                                                                          International Corporation
                                                                                          (national security, defense, and
                                                                                          intelligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
-------------------------------------------------------------------------------------------------------------------------

                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08  39

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees 17
                                                                                                 portfolios in fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-------------------------------------------------------------------------------------------------------------------------------


40  Pioneer Growth Leaders Fund | Annual Report | 12/31/08

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

                     Pioneer Growth Leaders Fund | Annual Report | 12/31/08  41

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President - Mutual Fund Operations of State
                              Street Corporation from June 2002 to June 2003 (formerly
                              Deutsche Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and      None
                              of all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


42  Pioneer Growth Leaders Fund | Annual Report | 12/31/08

                           This page for your notes.


                    Pioneer Growth Leaders Fund | Annual Report | 12/31/08    43

                           This page for your notes.


44    Pioneer Growth Leaders Fund | Annual Report | 12/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




                        Pioneer Growth
                        Opportunities Fund
--------------------------------------------------------------------------------
                        Annual Report | December 31, 2008
--------------------------------------------------------------------------------


Ticker Symbols:
Class A      PGOFX
Class B      GOFBX
Class C      GOFCX
Class Y      GROYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents
Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          25
Notes to Financial Statements                                                 33
Report of Independent Registered Public Accounting Firm                       40
Trustees, Officers and Service Providers                                      41


               Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,


Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08


In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities Fund, discusses the factors that influenced performance during the 12-month period ended December 31, 2008.

Q  How would you characterize the performance of the U.S. equity market in 2008?

A The past year was extremely difficult for investors, as the U.S. market endured one of the worst years in its history. The leading cause of the downturn was the ongoing fallout from the housing crisis, which led to a virtual shutdown of the credit markets and the collapse of numerous financial institutions throughout the United States and Europe. These events, taken together, weighed heavily on global economic growth and severely depressed the corporate earnings outlook for 2008 and 2009. With this as the backdrop, the Fund's benchmark, the Russell 2000 Growth Index, returned -38.54%. The bulk of the decline occurred in the September - November interval, during which the index declined by nearly 40% amid the intensification of the financial meltdown. While performance improved somewhat in December in reaction to the U.S. government's extraordinary efforts to alleviate the effects of the crisis, the U.S. market nonetheless finished 2008 deeply in the red.

Q How did the Fund perform in this environment over the 12-month period ended December 31, 2008?

A As would be expected at such a challenging time for the markets, the Fund produced a sharply negative absolute return. Its Class A shares returned -35.39% at net asset value during the 12-month period ended December 31, 2008, outperforming the Russell 2000 Growth Index. Over the same 12-month period, the average return for the 603 Small Cap Growth Funds tracked by Lipper, Inc. was -42.10%.

   The Fund's 12-month results reflect the performance of two management teams. The current team took over on September 2, 2008. While we were disappointed with the Fund's overall one-year performance, we are encouraged that our management style did help to improve the Fund's performance relative to its benchmark by year-end.

   The Fund's full-year performance was helped by stock selection in the consumer discretionary and health care sectors, but selection in industrials and energy detracted. Among the major contributors were the medical device maker Thoratec, the food supplier American Italian Pasta, and the drug


4    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
   maker Cubist Pharmaceuticals. Key detractors included the industrial filtration supplier Polypore International, the coal miner Alpha Natural Resources, and the investment manager Affiliated Managers Group. With the exception of Alpha Natural Resources and Affiliated Managers Group, all stocks remained in the portfolio as of December 31.

Q  How would you describe your investment approach?

A When we took over as managers of the Fund in early September, we did so with a mandate to apply a purely fundamental, bottom-up stock-picking strategy. In contrast, the previous team managed the Fund using a hybrid approach that employed both quantitative screens and fundamental research.

   Our research-based approach employs the style known as "GARP," which stands for "growth at a reasonable price." We look for companies that are growing earnings faster than the market, but we also are sensitive to valuations. We strive to take an independent-minded, longer-term view when considering candidates for inclusion in the portfolio. We are attracted to companies whose stock prices do not fairly reflect their underlying growth potential and risk profile. These inefficiently-priced stocks typically fall into one of three categories: unseasoned companies that have not yet drawn the widespread appreciation of investors, companies that are known but not well understood by investors, and companies whose short-term difficulties may have been overly discounted into their share price.

   We eliminate stocks from the portfolio when a) we feel the share price fully reflects the company's fundamental outlook, b) our fundamental analysis changes or is disconfirmed by subsequent events, or c) a superior investment idea is found.

   We would expect to maintain 80 to 100 holdings in the portfolio on average, a reduction from the previous number of Fund holdings, which averaged about 200 or more individual positions.

Q  What are some good examples of the type of companies in which you invest?

A We look for companies that have exceptional secular or cyclical growth prospects. "Secular" growers typically offer unique and innovative products addressing a poorly served market need, while "cyclical" growers are usually more mature companies that can still generate growth due to imbalances in the supply/demand fundamentals that characterize their industry. Typically, we would expect the portfolio to be more heavily exposed to companies in the secular growth category.

   One such company is Priceline. Although the travel industry is experiencing severe weakness, Priceline is expanding its geographic footprint into


               Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    5

   Europe, which represents a relatively fragmented marketplace for travel-related services. In the United States, the company's "name your own price" approach is allowing hoteliers, airlines and auto rental companies to sell excess inventory. Priceline is gaining market share, and we believe the stock, which gained ground in the fourth quarter of 2008, can continue to perform well in 2009.

   Another example of the type of company in which we invest is Grand Canyon Education, which provides online degree programs in education, business and healthcare. For-profit education companies are capturing a growing share of the market for post-secondary education. They also tend to be countercyclical (meaning they can do well when the economy weakens) since consumers frequently return to school to develop new skills and credentials when the job market is soft.

   American Italian Pasta (AIPC), a supplier of dry pasta products to retailers and institutional food service providers, also helps illustrate our investment style. We see AIPC as a good business whose stock was unfairly discounted due to transitional difficulties. With new management in place and an accounting controversy resolved, the company is prospering as consumers "trade down" to less expensive fare and as retailers devote greater shelf space to more profitable private label products.

   It should be evident from the stocks mentioned above that the Fund's portfolio can be fairly eclectic. In our view, this helps illustrate the benefit of a pure bottom-up approach. Without being constrained by the need to maintain certain sector weightings, we are able to construct a portfolio of what we believe are the very best growth opportunities in the small-cap asset class.

Q  What are your thoughts on the year ahead?

A Expecting that the economic backdrop will remain challenging in 2009, we are not counting on macroeconomic tailwinds as a driver of the Fund's performance during the year ahead. We believe, however, that recent events have created opportunities for proficient stock-pickers. According to Merrill Lynch, 2008 brought the worst performance for small-cap stocks since 1973. The market action resulted in a massive selloff process, where virtually all stocks plunged without regard for company-specific fundamentals. This has created what we feel is a rare opportunity to purchase compelling, bottom-up growth stories at very attractive valuations. Finding such stocks will be the focal point of our efforts during the year ahead.

Note to Shareholders: Brian Stack became portfolio manager of the Pioneer Growth Opportunities Fund on September 2, 2008. The Fund's previous co-managers were Peter Wiley and Diego Franzin. Mr. Wiley remains a member of the U.S. Small Cap Growth Team and Portfolio Manager of Pioneer Small Cap Value Fund. Mr. Franzin was recently promoted to Head of Global Quantitative Research.


6    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


               Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                78.6%
Temporary Cash Investments                        18.7%
Depositary Receipts for International Stocks       1.5%
Exchange Traded Funds                              1.2%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                       25.2%
Information Technology                            23.1%
Industrials                                       17.2%
Consumer Discretionary                            11.1%
Energy                                             8.2%
Consumer Staples                                   5.3%
Materials                                          4.0%
Financials                                         4.0%
Utilities                                          1.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Quanta Services, Inc. *                 2.39%
    2.    Exterran Holdings, Inc.                 2.33
    3.    Priceline.com, Inc.                     2.23
    4.    KBR, Inc.                               2.03
    5.    Advanced Magnetics, Inc.                2.00
    6.    Comscore, Inc.                          1.97
    7.    Comstock Resources, Inc.                1.95
    8.    American Italian Pasta Co.              1.88
    9.    Polypore International, Inc             1.86
   10.    Grand Canyon Education, Inc.            1.81

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                         12/31/08                 12/31/07
--------------------------------------------------------------------------------
       A                           $ 15.95                  $ 25.24
--------------------------------------------------------------------------------
       B                           $ 13.90                  $ 22.42
--------------------------------------------------------------------------------
       C                           $ 14.02                  $ 22.57
--------------------------------------------------------------------------------
       Y                           $ 16.26                  $ 25.59
--------------------------------------------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term            Long-Term
      Class           Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A              $ --                  $ --                $ 0.3110
--------------------------------------------------------------------------------
       B              $ --                  $ --                $ 0.3110
--------------------------------------------------------------------------------
       C              $ --                  $ --                $ 0.3110
--------------------------------------------------------------------------------
       Y              $ --                  $ --                $ 0.3110
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.


               Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    9

Performance Update | 12/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.


                   Average Annual Total Returns
                    (As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                                -1.11%         -1.67%
 5 Years                                 -3.62          -4.76
 1 Year                                 -35.39         -39.11
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                          Gross           Net
------------------------------------------------------------------
                                          1.20%          1.20%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
               Growth
            Opportunities         Russell 2000
                Fund              Growth Index
12/98            9,425               10,000
                 9,679               14,309
12/00            9,241               11,100
                11,243               10,075
12/02            7,077                7,026
                10,167               10,437
12/04           12,427               11,931
                12,994               12,426
12/06           13,615               14,084
                13,084               15,077
12/08            8,454                9,266

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class A shares of the Fund prior to December 10, 2004 is the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                              -2.01%         -2.01%
 5 Years                               -4.69          -4.69
 1 Year                               -36.41         -38.89
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                        2.43%          2.43%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
               Growth
            Opportunities         Russell 2000
                Fund              Growth Index
12/98          10,000                10,000
               10,162                14,309
12/00           9,644                11,100
               11,648                10,075
12/02           7,276                 7,026
               10,378                10,437
12/04          12,580                11,931
               13,030                12,426
12/06          13,518                14,084
               12,834                15,077
12/08           8,161                 9,266



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable CDSC. The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class B shares of the Fund prior to December 10, 2004 is the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 Life-of-Class
 (4/30/00)                             -2.80%         -2.80%
 5 Years                               -4.56          -4.56
 1 Year                               -36.30         -36.30
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                        2.25%          2.25%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
               Growth
            Opportunities         Russell 2000
                Fund              Growth Index
4/00           10,000                10,000
12/00           9,173                 7,895
               11,075                 7,167
12/02           6,924                 4,998
                9,876                 7,424
12/04          11,971                 8,486
               12,429                 8,839
12/06          12,918                10,018
               12,278                10,724
12/08           7,821                 6,591

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class C shares of the Fund prior to December 10, 2004 is the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.


                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                              -0.94%         -0.94%
 5 Years                               -3.30          -3.30
 1 Year                               -35.06         -35.06
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                        0.74%          0.74%
----------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
               Growth
            Opportunities         Russell 2000
                Fund              Growth Index
12/98          10,000                10,000
               10,243                14,309
12/00           9,779                11,100
               11,898                10,075
12/02           7,489                 7,026
               10,759                10,437
12/04          13,151                11,931
               13,764                12,426
12/06          14,516                14,084
               14,010                15,077
12/08           9,098                 9,266

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class Y shares prior to December 10, 2004 is the performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in any applicable sales charges (but not differences in expenses, including Rule 12b-1 fees). This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2008 through December 31, 2008.


-----------------------------------------------------------------------------------------
 Share Class                  A                B                C                Y
-----------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
-----------------------------------------------------------------------------------------
 Ending Account          $   716.46       $   710.64       $   711.02       $   718.44
 Value on 12/31/08
-----------------------------------------------------------------------------------------
 Expenses Paid           $     5.52       $    12.13       $    11.35       $     3.41
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. The combined totals were 1.28%, 2.82%, 2.64% and 0.79% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/366 (to reflect the partial year period) to calculate the "Expenses Paid During Period" in the table above.


14    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


-----------------------------------------------------------------------------------------
 Share Class                  A                B                C                Y
-----------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
-----------------------------------------------------------------------------------------
 Ending Account          $ 1,018.70       $ 1,010.96       $ 1,011.86       $ 1,021.17
 Value on 12/31/08
-----------------------------------------------------------------------------------------
 Expenses Paid           $     6.50       $    14.25       $    13.35       $     4.01
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. The combined totals were 1.28%, 2.82%, 2.64% and 0.79% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/366 (to reflect the partial year period) to calculate the "Expenses Paid During Period" in the table above.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    15

Schedule of Investments | 12/31/08


--------------------------------------------------------------------------------
 Shares                                                        Value
--------------------------------------------------------------------------------
               COMMON STOCKS -- 96.4%
               ENERGY -- 8.2%
               Coal & Consumable Fuels -- 1.4%
   213,600     Foundation Coal Holdings, Inc.                $  2,994,672
--------------------------------------------------------------------------------
               Oil & Gas Equipment And Services -- 3.0%
    46,396     Bristow Group, Inc.*                          $  1,242,949
   231,300     Exterran Holdings, Inc.*(b)                      4,926,690
                                                             ------------
                                                             $  6,169,639
--------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 3.8%
    97,800     Carrizo Oil & Gas, Inc.*(b)                   $  1,574,580
    87,100     Comstock Resources, Inc.*(b)                     4,115,475
   111,100     Concho Resources, Inc.*                          2,535,302
                                                             ------------
                                                             $  8,225,357
                                                             ------------
               Total Energy                                  $ 17,389,668
--------------------------------------------------------------------------------
               MATERIALS -- 3.9%
               Diversified Metals & Mining -- 1.7%
   416,200     Titanium Metals Corp. (b)                     $  3,666,722
--------------------------------------------------------------------------------
               Gold -- 1.4%
    58,500     Agnico Eagle Mines, Ltd.                      $  3,002,805
--------------------------------------------------------------------------------
               Steel -- 0.8%
    71,500     Cliffs Natural Resources, Inc.                $  1,831,115
                                                             ------------
               Total Materials                               $  8,500,642
--------------------------------------------------------------------------------
               CAPITAL GOODS -- 12.2%
               Aerospace & Defense -- 3.3%
    16,900     Alliant Techsystems, Inc.*(b)                 $  1,449,344
   386,400     Hexcel Corp.*                                    2,855,496
    76,000     Orbital Sciences Corp.*(b)                       1,484,280
    38,700     Stanley, Inc.*                                   1,401,714
                                                             ------------
                                                             $  7,190,834
--------------------------------------------------------------------------------
               Construction & Engineering -- 4.3%
   282,000     KBR, Inc.                                     $  4,286,400
   255,000     Quanta Services, Inc.*                           5,049,000
                                                             ------------
                                                             $  9,335,400
--------------------------------------------------------------------------------
               Electrical Component & Equipment -- 1.8%
   519,600     Polypore International, Inc.*                 $  3,928,176
--------------------------------------------------------------------------------
               Industrial Conglomerates -- 2.2%
   361,000     McDermott International, Inc.*                $  3,566,680
    45,400     Otter Tail Corp. (b)                             1,059,182
                                                             ------------
                                                             $  4,625,862
--------------------------------------------------------------------------------
               Industrial Machinery -- 0.6%
   537,800     Flow International Corp.*                     $  1,301,476
                                                             ------------
               Total Capital Goods                           $ 26,381,748
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 4.1%
               Diversified Support Services -- 1.1%
    97,400     Iron Mountain, Inc.*                           $  2,408,702
--------------------------------------------------------------------------------
               Environmental & Facilities Services -- 3.0%
    90,600     Rollins, Inc.                                  $  1,638,048
    43,600     Stericycle, Inc.*(b)                              2,270,688
    81,100     Waste Connections, Inc.*(b)                       2,560,327
                                                              ------------
                                                              $  6,469,063
                                                              ------------
               Total Commercial Services & Supplies           $  8,877,765
--------------------------------------------------------------------------------
               TRANSPORTATION -- 0.5%
               Marine -- 0.5%
   220,300     American Commercial Lines LLC*(b)              $  1,079,470
                                                              ------------
               Total Transportation                           $  1,079,470
--------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 1.1%
               Apparel, Accessories & Luxury Goods -- 0.8%
    84,500     The Warnaco Group, Inc.*                       $  1,658,735
--------------------------------------------------------------------------------
               Leisure Products -- 0.3%
   175,400     Leapfrog Enterprises, Inc.*(b)                 $    613,900
                                                              ------------
               Total Consumer Durables & Apparel              $  2,272,635
--------------------------------------------------------------------------------
               CONSUMER SERVICES -- 5.5%
               Casinos & Gaming -- 0.8%
    71,000     Bally Technologies, Inc.*(b)                   $  1,706,130
--------------------------------------------------------------------------------
               Education Services -- 4.7%
    41,700     American Public Education, Inc.*               $  1,550,823
    58,800     Career Education Corp.*                           1,054,872
    30,700     DeVry, Inc.                                       1,762,487
   204,079     Grand Canyon Education, Inc.*                     3,832,604
    21,200     ITT Educational Services, Inc.*(b)                2,013,576
                                                              ------------
                                                              $ 10,214,362
                                                              ------------
               Total Consumer Services                        $ 11,920,492
--------------------------------------------------------------------------------
               RETAILING -- 4.2%
               Apparel Retail -- 1.5%
    54,200     Gymboree Corp.*(b)                             $  1,414,078
    64,600     Ross Stores, Inc.                                 1,920,558
                                                              ------------
                                                              $  3,334,636
--------------------------------------------------------------------------------
               General Merchandise Stores -- 0.5%
   102,700     99 Cents Only Stores*(b)                       $  1,122,511
--------------------------------------------------------------------------------
               Internet Retail -- 2.2%
    63,800     Priceline.com, Inc.*(b)                        $  4,698,870
                                                              ------------
               Total Retailing                                $  9,156,017
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    17

--------------------------------------------------------------------------------
 Shares                                                       Value
--------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.8%
               Brewers -- 0.7%
    50,400     Boston Beer Co.*(b)                          $  1,431,360
--------------------------------------------------------------------------------
               Packaged Foods & Meats -- 1.8%
   178,125     American Italian Pasta Co.*(b)               $  3,979,313
--------------------------------------------------------------------------------
               Soft Drinks -- 1.3%
    84,500     Hansen Natural Corp.*                        $  2,833,285
                                                            ------------
               Total Food, Beverage & Tobacco               $  8,243,958
--------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.3%
               Household Products -- 1.3%
    50,500     Church & Dwight Co, Inc. (b)                 $  2,834,060
                                                            ------------
               Total Household & Personal Products          $  2,834,060
--------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 13.1%
               Health Care Equipment -- 8.7%
   130,500     Abiomed, Inc.*(b)                            $  2,142,810
   150,300     Cryolife, Inc.*                                 1,459,413
   472,200     DexCom, Inc.*(b)                                1,303,272
    73,600     IDEXX Laboratories, Inc.*(b)                    2,655,488
   223,900     Insulet Corp.*(b)                               1,728,508
    33,400     Masimo Corp.*(b)                                  996,322
    27,900     NuVasive, Inc.*(b)                                966,735
    84,700     Quidel Corp.*                                   1,107,029
   105,300     Thoratec Corp.*(b)                              3,421,197
    79,200     Vnus Medical Technologies, Inc.*                1,284,624
    80,900     Wright Medical Group, Inc.*(b)                  1,652,787
                                                            ------------
                                                            $ 18,718,185
--------------------------------------------------------------------------------
               Health Care Services -- 4.0%
    35,300     Almost Family, Inc.*(b)                      $  1,587,794
    77,200     Catalyst Health Solutions, Inc.*                1,879,820
    26,600     Genoptix, Inc.*                                   906,528
    37,100     Lhc Group, Inc.*                                1,335,600
   110,500     Lincare Holdings, Inc.*                         2,975,765
                                                            ------------
                                                            $  8,685,507
--------------------------------------------------------------------------------
               Health Care Supplies -- 0.4%
    48,900     Inverness Medical Innovations, Inc.*(b)      $    924,699
                                                            ------------
               Total Health Care Equipment & Services       $ 28,328,391
--------------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 11.5%
               Biotechnology -- 4.4%
    34,200     Alexion Pharmaceuticals, Inc.*               $  1,237,698
   116,300     BioMarin Pharmaceutical, Inc.*(b)               2,070,140
   130,600     Cubist Pharmaceuticals, Inc.*(b)                3,155,296

The accompanying notes are an integral part of these financial statements.

18    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

--------------------------------------------------------------------------------
 Shares                                                           Value
--------------------------------------------------------------------------------
               Biotechnology -- (continued)
    13,900     Myriad Genetics, Inc.*(b)                        $    921,014
    85,000     Omrix Biopharmaceuticals, Inc.*(b)                  2,125,000
                                                                ------------
                                                                $  9,509,148
--------------------------------------------------------------------------------
               Life Sciences Tools & Services -- 3.8%
   117,910     Advanced Magnetics, Inc.*(b)                     $  4,227,074
   313,900     Parexel International Corp.*                        3,047,969
    15,100     Techne Corp.                                          974,252
                                                                ------------
                                                                $  8,249,295
--------------------------------------------------------------------------------
               Pharmaceuticals -- 3.3%
   457,910     Cardiome Pharma Corp.*(b)                        $  2,083,491
    78,000     Endo Pharmaceuticals Holdings, Inc.*(b)             2,018,640
   228,600     ViroPharma, Inc.*(b)                                2,976,372
                                                                ------------
                                                                $  7,078,503
                                                                ------------
               Total Pharmaceuticals & Biotechnology            $ 24,836,946
--------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.4%
               Consumer Finance -- 1.4%
   199,870     Ezcorp, Inc.*                                    $  3,040,023
--------------------------------------------------------------------------------
               Specialized Finance -- 1.0%
   120,500     MSCI, Inc.*                                      $  2,140,080
                                                                ------------
               Total Diversified Financials                     $  5,180,103
--------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.1%
               Application Software -- 6.2%
   167,100     Informatica Corp.*                               $  2,294,283
   244,400     Lawson Software, Inc.*                              1,158,456
    26,000     MicroStrategy, Inc.*                                  965,380
    97,900     Net 1 UEPS Technologies, Inc.*                      1,341,230
   134,700     Quest Software, Inc.*                               1,695,873
    85,500     Synopsys, Inc.*                                     1,583,460
    95,733     The Ultimate Software Group, Inc.*(b)               1,397,702
   558,400     TIBCO Software, Inc.*                               2,898,096
                                                                ------------
                                                                $ 13,334,480
--------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 0.9%
   105,900     Neustar, Inc.*(b)                                $  2,025,867
--------------------------------------------------------------------------------
               Internet Software & Services -- 3.3%
   326,400     Comscore, Inc.*                                  $  4,161,600
   211,800     Marchex, Inc.*                                      1,234,794
   236,100     Skillsoft Plc*                                      1,685,754
                                                                ------------
                                                                $  7,082,148
--------------------------------------------------------------------------------
               IT Consulting & Other Services -- 2.9%
    39,100     Forrester Research, Inc.*                        $  1,103,011
    76,200     Gartner Group, Inc.*(b)                             1,358,646
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    19

-----------------------------------------------------------------------------------
 Shares                                                                 Value
-----------------------------------------------------------------------------------
               IT Consulting & Other Services -- (continued)
   340,200     Sapient Corp.*                                         $  1,510,488
   240,800     Satyam Computer Services, Ltd.*(b)                        2,176,832
                                                                      ------------
                                                                      $  6,148,977
-----------------------------------------------------------------------------------
               Systems Software -- 1.8%
    27,900     Quality Systems, Inc. (b)                              $  1,216,998
   204,100     Red Hat, Inc.*                                            2,698,202
                                                                      ------------
                                                                      $  3,915,200
                                                                      ------------
               Total Software & Services                              $ 32,506,672
-----------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 3.3%
               Communications Equipment -- 1.0%
    93,800     F5 Networks, Inc.*                                     $  2,144,268
-----------------------------------------------------------------------------------
               Computer Hardware -- 0.9%
   125,500     Teradata Corp.*                                        $  1,861,165
-----------------------------------------------------------------------------------
               Electronic Components -- 0.7%
    85,200     Digital Theater Systems, Inc.*(b)                      $  1,563,420
-----------------------------------------------------------------------------------
               Electronic Equipment & Instruments -- 0.7%
   234,100     L-1 Identity Solutions*                                $  1,577,834
                                                                      ------------
               Total Technology Hardware & Equipment                  $  7,146,687
-----------------------------------------------------------------------------------
               SEMICONDUCTORS -- 4.3%
               Semiconductor Equipment -- 2.5%
   109,900     MEMC Electronic Materials, Inc.*                       $  1,569,372
   284,300     Teradyne, Inc.*                                           1,199,746
   209,400     Tessera Technologies, Inc.*                               2,487,672
                                                                      ------------
                                                                      $  5,256,790
-----------------------------------------------------------------------------------
               Semiconductors -- 1.8%
    99,800     Actel Corp.*                                           $  1,169,656
   244,300     Maxim Integrated Products, Inc.                           2,789,906
                                                                      ------------
                                                                      $  3,959,562
                                                                      ------------
               Total Semiconductors                                   $  9,216,352
-----------------------------------------------------------------------------------
               UTILITIES -- 1.9%
               Electric Utilities -- 0.6%
    31,100     ITC Holdings Corp.                                     $  1,358,448
-----------------------------------------------------------------------------------
               Independent Power Producer & Energy Traders -- 1.3%
   167,100     Calpine Corp.*(b)                                      $  1,216,485
    48,300     Ormat Technologies, Inc. (b)                              1,539,321
                                                                      ------------
                                                                      $  2,755,806
                                                                      ------------
               Total Utilities                                        $  4,114,254
-----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $217,395,156)                                    $207,985,860
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

-----------------------------------------------------------------------------------
 Shares                                                                  Value
-----------------------------------------------------------------------------------
                    EXCHANGE TRADED FUNDS -- 1.5%
        41,700      iShares Russell 2000 Growth                        $  2,120,862
        33,500      iShares Russell Micro Cap                             1,066,975
-----------------------------------------------------------------------------------
                    TOTAL EXCHANGE TRADED FUNDS
                    (Cost $3,129,640)                                  $  3,187,837
-----------------------------------------------------------------------------------
 Principal
 Amount
                    TEMPORARY CASH INVESTMENTS -- 22.6%
                    Security Lending Collateral -- 22.6% (c)
                    Certificates of Deposit:
   $ 1,126,204      Abbey National Plc, 3.15%, 8/13/09                 $  1,126,204
     1,126,050      Bank of Nova Scotia, 3.21%, 5/5/09                    1,126,050
     1,799,758      Bank of Scotland NY, 2.92%, 6/5/09                    1,799,758
     2,027,166      Barclays Bank, 1.5%, 5/27/09                          2,027,166
       358,062      Calyon NY, 4.62%, 1/16/09                               358,062
     2,252,407      CBA, 4.87%, 7/16/09                                   2,252,407
     2,027,166      DNB NOR Bank ASA NY, 3.04%, 6/5/09                    2,027,166
     2,063,205      Intesa SanPaolo S.p.A., 1.44%, 5/22/09                2,063,205
       130,462      NORDEA NY, 4.13%, 4/9/09                                130,462
     1,689,305      Royal Bank of Canada NY, 2.7%, 8/7/09                 1,689,305
     1,126,204      Royal Bank of Scotland, 3.06%, 3/5/09                 1,126,204
       225,136      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09           225,136
     2,252,407      Societe Generale, 3.29%, 9/4/09                       2,252,407
     2,027,166      Svenska Bank NY, 4.61%, 7/8/09                        2,027,166
     2,252,407      U.S. Bank NA, 2.25%, 8/24/09                          2,252,409
                                                                       ------------
                                                                       $ 22,483,107
-----------------------------------------------------------------------------------
                    Commercial Paper:
     2,211,864      American Honda Finance Corp., 4.95%, 7/14/09       $  2,211,864
       214,629      BBVA U.S., 2.83%, 3/12/09                               214,629
     1,126,204      CME Group, Inc., 2.9%, 8/6/09                         1,126,204
     1,126,084      General Electric Capital Corp., 2.86%, 3/16/09        1,126,084
     2,252,407      HSBC Bank, Inc., 2.5%, 8/14/09                        2,252,407
     1,126,204      IBM, 2.39%, 9/25/09                                   1,126,204
     2,027,166      Met Life Global Funding, 3.19%, 6/12/09               2,027,166
     2,252,407      Monumental Global Funding, Ltd., 2.5%, 8/17/09        2,252,407
     2,027,166      New York Life Global, 2.13%, 09/04/09                 2,027,166
     1,914,546      Westpac Banking Corp., 2.34%, 6/1/09                  1,914,546
                                                                       ------------
                                                                       $ 16,278,677
-----------------------------------------------------------------------------------
                    Tri-party Repurchase Agreements:
       382,639      Barclays Capital Markets, 0.5%, 1/2/09             $    382,639
     4,955,296      Deutsche Bank, 0.25%, 1/2/09                          4,955,296
                                                                       ------------
                                                                       $  5,337,935
-----------------------------------------------------------------------------------
                    Time Deposit:
     2,252,407      BNP Paribas, 0.01%, 1/2/09                         $  2,252,407
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    21

-----------------------------------------------------------------------------------
 Shares                                                                 Value
-----------------------------------------------------------------------------------
                 Money Market Mutual Funds:
     563,102     Columbia Government Reserves Fund, 0.82%, 1/2/09     $    563,102
   1,689,305     JP Morgan, U.S. Government Money Market Fund,
                 0.98%, 1/2/09                                           1,689,305
                                                                      ------------
                                                                      $  2,252,407
-----------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $48,604,533)                                   $ 48,604,533
-----------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 120.5%
                 (Cost $269,129,329) (a)                              $259,778,230
-----------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (20.5)%              $(44,255,707)
-----------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                           $215,522,523
===================================================================================

*   Non-income producing security.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $272,534,346 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 17,157,499
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (29,913,615)
                                                                                   ------------
       Net unrealized loss                                                         $(12,756,116)
                                                                                   ============

(b)   At December 31, 2008, the following securities were out on loan:

--------------------------------------------------------------------------------
    Shares       Security                           Market Value
--------------------------------------------------------------------------------
      50,000     99 Cents Only Stores*              $  546,500
      74,000     Abiomed, Inc.*                      1,215,080
      12,500     Alliant Techsystems, Inc.*          1,072,000
      34,500     Almost Family, Inc.*                1,551,810
      51,600     Advanced Magnetics, Inc.*           1,849,860
      96,500     American Commercial Lines LLC*        472,850
      54,300     American Italian Pasta Co.*         1,213,062
      63,000     Bally Technologies, Inc.*           1,513,890
      97,500     BioMarin Pharmaceutical, Inc.*      1,735,500
      13,100     Boston Beer Co.*                      372,040
      27,000     Calpine Corp.*                        196,560
     215,700     Cardiome Pharma Corp.*                981,435
      72,100     Carrizo Oil & Gas, Inc.*            1,160,810
      16,000     Church & Dwight Co, Inc.              897,920
      55,900     Comstock Resources, Inc.*           2,641,275
     128,400     Cubist Pharmaceuticals, Inc.*       3,102,144
      47,800     DexCom, Inc.*                         131,928
      75,000     Digital Theater Systems, Inc.*      1,376,250

The accompanying notes are an integral part of these financial statements.

22    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

--------------------------------------------------------------------------------
    Shares       Security                                 Market Value
--------------------------------------------------------------------------------
      12,200     Endo Pharmaceuticals Holdings, Inc.*     $   315,736
     228,900     Exterran Holdings, Inc.*                   4,875,570
      12,000     Gartner Group, Inc.*                         213,960
      53,500     Gymboree Corp.*                            1,395,815
      72,000     IDEXX Laboratories, Inc.*                  2,597,760
     221,600     Insulet Corp.*                             1,710,752
      40,000     Inverness Medical Innovations, Inc.*         756,400
      17,000     ITT Educational Services, Inc.*            1,614,660
      75,600     Leapfrog Enterprises, Inc.*                  264,600
      15,300     Masimo Corp.*                                456,399
      13,750     Myriad Genetics, Inc.*                       911,075
       4,000     Neustar, Inc.*                                76,520
      26,500     NuVasive, Inc.*                              918,225
      85,000     Omrix Biopharmaceuticals, Inc.*            2,125,000
      21,000     Orbital Sciences Corp.*                      410,130
      15,300     Ormat Technologies, Inc.                     487,611
      44,000     Otter Tail Corp.                           1,026,520
      21,200     Priceline.com, Inc.*                       1,561,380
      24,901     Quality Systems, Inc.                      1,086,182
      24,200     Satyam Computer Services, Ltd.*              218,768
       4,000     Stericycle, Inc.*                            208,320
       6,000     Thoratec Corp.*                              194,940
      14,000     Titanium Metals Corp.                        123,340
      44,000     The Ultimate Software Group, Inc.*           642,400
      28,300     ViroPharma, Inc.*                            368,466
      35,900     Waste Connections, Inc.*                   1,133,363
      20,800     Wright Medical Group, Inc.*                  424,944
--------------------------------------------------------------------------------
                 Total                                    $48,149,750
================================================================================

(c)   Security lending collateral is managed by Credit Suisse New York Branch.


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $650,424,611 and $718,023,042, respectively.


The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                                  Investments
 Valuation Inputs                                                 in Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                                         $211,173,697
 Level 2 -- Other Significant Observable Inputs                     48,604,533
 Level 3 -- Significant Unobservable Inputs                                 --
--------------------------------------------------------------------------------
  Total                                                           $259,778,230
================================================================================


The accompanying notes are an integral part of these financial statements.
24    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (including securities loaned of $48,149,750)
   (cost $269,129,329)                                                     $259,778,230
  Cash                                                                        5,878,051
  Receivables --
   Investment securities sold                                                   451,046
   Fund shares sold                                                              55,570
   Dividends                                                                     34,153
  Other                                                                          25,149
----------------------------------------------------------------------------------------
     Total assets                                                          $266,222,199
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $  1,619,391
   Fund shares repurchased                                                      263,124
   Upon return of securities loaned                                          48,604,533
  Due to affiliates                                                              75,306
  Accrued expenses                                                              137,322
----------------------------------------------------------------------------------------
     Total liabilities                                                     $ 50,699,676
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $320,606,058
  Accumulated net realized loss on investments                              (95,732,436)
  Net unrealized loss on investments                                         (9,351,099)
----------------------------------------------------------------------------------------
     Total net assets                                                      $215,522,523
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $171,414,717/10,747,453 shares)                        $      15.95
  Class B (based on $1,152,694/82,900 shares)                              $      13.90
  Class C (based on $695,985/49,625 shares)                                $      14.02
  Class Y (based on $42,259,127/2,598,938 shares)                          $      16.26
MAXIMUM OFFERING PRICE:
  Class A ($15.95 [divided by] 94.25%)                                     $      16.92
========================================================================================


The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    25

Statement of Operations

For the Year Ended 12/31/08

INVESTMENT INCOME:
  Dividends                                                $1,357,340
  Interest                                                  1,007,683
  Income from securities loaned, net                          644,378
----------------------------------------------------------------------------------------
     Total investment income                                               $   3,009,401
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $1,965,930
  Transfer agent fees
   Class A                                                    504,440
   Class B                                                     15,512
   Class C                                                      5,282
   Class Y                                                      1,278
  Distribution fees
   Class A                                                    566,043
   Class B                                                     17,606
   Class C                                                      8,261
  Shareholder communications expense                          157,545
  Administrative fees                                          90,694
  Custodian fees                                               99,803
  Registration fees                                            48,090
  Professional fees                                            69,198
  Printing expense                                             37,350
  Fees and expenses of nonaffiliated trustees                  10,679
  Miscellaneous                                                49,506
----------------------------------------------------------------------------------------
     Total expenses                                                        $   3,647,217
     Less fees paid indirectly                                                   (13,682)
----------------------------------------------------------------------------------------
     Net expenses                                                          $   3,633,535
----------------------------------------------------------------------------------------
       Net investment loss                                                 $    (624,134)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                         $ (95,315,816)
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                             $ (32,948,156)
----------------------------------------------------------------------------------------
  Net loss on investments                                                  $(128,263,972)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     $(128,888,106)
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively

                                                            Year Ended           Year Ended
                                                            12/31/08             12/31/07
FROM OPERATIONS:
Net investment loss                                         $    (624,134)       $  (2,784,813)
Net realized gain (loss) on investments                       (95,315,816)          46,611,663
Change in net unrealized gain (loss) on investments           (32,948,156)         (57,928,124)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(128,888,106)       $ (14,101,274)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.31 and $2.36 per share, respectively)        $  (3,318,383)       $ (29,810,278)
   Class B ($0.31 and $2.36 per share, respectively)              (25,429)            (237,550)
   Class C ($0.31 and $2.36 per share, respectively)              (14,809)            (100,610)
   Class Y ($0.31 and $2.36 per share, respectively)             (812,707)          (6,831,734)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (4,171,328)       $ (36,980,172)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  26,358,287        $  38,428,553
Reinvestment of distributions                                   3,941,449           33,580,145
Cost of shares repurchased                                   (100,015,176)        (174,699,293)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                     $ (69,715,440)       $(102,690,595)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(202,774,874)       $(153,772,041)
NET ASSETS:
Beginning of year                                             418,297,397          572,069,438
----------------------------------------------------------------------------------------------
End of year                                                 $ 215,522,523        $ 418,297,397
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $           0        $           0
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    27

------------------------------------------------------------------------------------------------------
                                   '08 Shares        '08 Amount         '07 Shares        '07 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                             411,113     $  8,845,461             634,674     $ 18,607,842
Reinvestment of distributions           229,570        3,186,656           1,178,176       28,735,726
Less shares repurchased              (3,358,446)     (72,970,916)         (3,205,907)     (93,713,143)
------------------------------------------------------------------------------------------------------
   Net decrease                      (2,717,763)    $(60,938,799)         (1,393,057)    $(46,369,575)
======================================================================================================
Class B
Shares sold                               9,122     $    163,777              24,905     $    641,162
Reinvestment of distributions             1,902           23,076              10,082          218,692
Less shares repurchased                 (34,502)        (613,049)            (48,708)      (1,275,450)
------------------------------------------------------------------------------------------------------
   Net decrease                         (23,478)    $   (426,196)            (13,721)    $   (415,596)
======================================================================================================
Class C
Shares sold                              16,121     $    278,083              14,380     $    383,487
Reinvestment of distributions             1,187           14,508               4,484           99,945
Less shares repurchased                 (13,831)        (258,929)            (25,188)        (681,031)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                3,477     $     33,662              (6,324)    $   (197,599)
======================================================================================================
Class Y
Shares sold                             796,124     $ 17,070,966             656,274     $ 18,796,062
Reinvestment of distributions            50,722          717,209             183,057        4,525,782
Less shares repurchased              (1,178,467)     (26,172,282)         (2,707,107)     (79,029,669)
------------------------------------------------------------------------------------------------------
   Net decrease                        (331,621)    $ (8,384,107)         (1,867,776)    $(55,707,825)
======================================================================================================


The accompanying notes are an integral part of these financial statements.

28    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                            12/31/08       12/31/07      12/31/06      12/31/05      12/31/04(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $  25.24       $ 28.81       $ 31.16       $ 29.80       $   24.38
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                        $  (0.07)      $ (0.20)      $ (0.02)      $ (0.12)      $   (0.14)(b)
 Net realized and unrealized gain (loss) on investments       ( 8.91)       ( 1.01)         1.45          1.48            5.56
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  (8.98)      $ (1.21)      $  1.43       $  1.36       $    5.42
Distributions to shareowners:
 Net realized gain                                             (0.31)        (2.36)        (3.78)           --              --
Redemption fees                                             $     --       $    --       $    --       $    --       $      --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (9.29)      $ (3.57)      $ (2.35)      $  1.36       $    5.42
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  15.95       $ 25.24       $ 28.81       $ 31.16       $   29.80
====================================================================================================================================
Total return*                                                 (35.39)%       (3.90)%        4.78%         4.56%          22.23%
Ratio of net expenses to average net assets+                    1.28%         1.17%         1.28%         1.26%           1.31%
Ratio of net investment loss to average net assets+            (0.29)%       (0.65)%       (0.39)%       (0.56)%         (0.55)%
Portfolio turnover rate                                          221%          104%           99%           83%             17%
Net assets, end of period (in thousands)                    $171,415       $339,870      $428,128      $53,000       $  23,225
Ratios with no reduction for fees paid indirectly:
 Net expenses                                                   1.28%         1.17%         1.28%         1.26%           2.29%
 Net investment loss                                           (0.29)%       (0.65)%       (0.39)%       (0.56)%         (1.53)%
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.28%         1.16%         1.28%         1.26%           1.31%
 Net investment loss                                           (0.28)%       (0.64)%       (0.39)%       (0.56)%         (0.55)%
------------------------------------------------------------------------------------------------------------------------------------


(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.


The accompanying notes are an integral part of these financial statements.

                Pioneer Growth Opportunities Fund | Annual Report | 12/31/08  29

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                            12/31/08       12/31/07      12/31/06      12/31/05      12/31/04(a)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $   22.42      $ 26.19       $ 28.94       $ 27.94       $  23.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                        $   (0.39)     $ (0.48)      $ (0.48)      $ (0.16)      $   (0.47)(b)
 Net realized and unrealized gain (loss) on investments         (7.82)       (0.93)         1.51          1.16            5.36
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   (8.21)     $ (1.41)      $  1.03       $  1.00       $    4.89
Distributions to shareowners:
 Net realized gain                                              (0.31)       (2.36)        (3.78)           --              --
Redemption fees                                             $      --      $    --       $    --       $    --       $      --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   (8.52)     $ (3.77)      $ (2.75)      $  1.00       $    4.89
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   13.90      $ 22.42       $ 26.19       $ 28.94       $   27.94
====================================================================================================================================
Total return*                                                  (36.41)%      (5.06)%        3.74%         3.58%          21.21%
Ratio of net expenses to average net assets+                     2.84%        2.40%         2.40%         2.37%           2.08%
Ratio of net investment loss to average net assets+             (1.86)%      (1.88)%       (1.67)%       (1.72)%         (1.37)%
Portfolio turnover rate                                           221%         104%           99%           83%             17%
Net assets, end of period (in thousands)                    $   1,153      $ 2,385       $ 3,145       $ 3,503       $      10
Ratios with no reduction for fees paid indirectly:
 Net expenses                                                    2.84%        2.40%         2.40%         2.37%           2.33%
 Net investment loss                                            (1.86)%      (1.88)%       (1.67)%       (1.72)%         (1.63)%
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    2.82%        2.37%         2.38%         2.37%           2.08%
 Net investment loss                                            (1.84)%      (1.85)%       (1.65)%       (1.71)%         (1.37)%
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(b) Net investment loss per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.


The accompanying notes are an integral part of these financial statements.

30   Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                                            12/31/08       12/31/07       12/31/06      12/31/05       12/31/04(a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $   22.57      $ 26.32        $ 29.01       $ 27.94        $  23.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                        $   (0.27)     $ (0.46)       $ (0.36)      $ (0.16)      $   (0.33)(b)
 Net realized and unrealized gain (loss) on investments         (7.97)       (0.93)          1.45          1.23            5.22
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   (8.24)     $ (1.38)       $  1.09       $  1.07       $    4.89
Distributions to shareowners:
 Net realized gain                                              (0.31)       (2.36)         (3.78)           --              --
Redemption fees                                             $      --      $    --        $    --       $    --       $      --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   (8.55)     $ (3.75)       $ (2.69)      $  1.07       $    4.89
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   14.02      $ 22.57        $ 26.32       $ 29.01       $   27.94
====================================================================================================================================
Total return*                                                  (36.30)%      (4.96)%         3.93%         3.83%          21.21%
Ratio of net expenses to average net assets+                     2.65%        2.22%          2.27%         2.02%           2.08%
Ratio of net investment loss to average net assets+             (1.64)%      (1.70)%        (1.52)%       (1.36)%         (1.35)%
Portfolio turnover rate                                           221%         104%            99%           83%             17%
Net assets, end of period (in thousands)                    $     696      $ 1,042        $ 1,381       $   887       $      10
Ratios with no reduction for fees paid indirectly:
 Net expenses                                                    2.65%        2.22%          2.27%         2.02%           2.35%
 Net investment loss                                            (1.64)%      (1.70)%        (1.52)%       (1.36)%         (1.62)%
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    2.64%        2.20%          2.26%         2.02%           2.08%
 Net investment loss                                            (1.63)%      (1.68)%        (1.51)%       (1.36)%         (1.35)%
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(b) Net Investment loss per shares have been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.


The accompanying notes are an integral part of these financial statements.

                Pioneer Growth Opportunities Fund | Annual Report | 12/31/08  31

------------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended         Year Ended         Year Ended         9/23/05 to
                                                      12/31/08           12/31/07           12/31/06           12/31/05(a)
------------------------------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                 $  25.59           $ 29.05            $  31.19           $   30.48
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment
  operations:
  Net investment income (loss)                        $   0.05           $ (0.06)           $   0.01           $   (0.01)
  Net realized and unrealized gain (loss)
    on investments                                       (9.07)            (1.04)               1.63                0.72
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from investment
      operations                                      $  (9.02)          $ (1.10)           $   1.64           $    0.71
 Distributions to shareowners:
  Net realized gain                                      (0.31)            (2.36)              (3.78)                 --
 Redemption fees                                      $     --           $    --            $      --          $      --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value           $  (9.33)          $ (3.46)           $  (2.14)          $    0.71
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $  16.26           $ 25.59            $  29.05           $   31.19
====================================================================================================================================
 Total return*                                          (35.06)%           (3.48)%              5.46%               4.66%(b)
 Ratio of net expenses to average net assets+             0.79%             0.71%               0.72%               0.78%* *
 Ratio of net investment income (loss) to
  average net assets+                                     0.23%            (0.19)%              0.00%              (0.15)%**
 Portfolio turnover rate                                   221%              104%                 99%                83%
 Net assets, end of period (in thousands)             $ 42,259           $75,001           $ 139,415           $215,755
 Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                            0.79%             0.71%               0.70%              0.77%**
  Net investment income (loss)                            0.23%           ( 0.19)%              0.02%            ( 0.14)%**
------------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class Y shares were first offered September 23, 2005.
(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Growth Opportunities Fund. Safeco Growth Opportunities Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Growth Opportunities Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Investor Class shares converted to Class A shares on December 10, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    33

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on


34    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
   foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has elected to defer $28,317,595 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Fund had a net capital loss carryforward of $64,009,824, which will expire in 2016 if not utilized.

   At December 31, 2008, the Fund has reclassified $624,134 to decrease accumulated net investment loss, $25,867 to decrease accumulated net realized loss on investments and $650,001 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                        2008              2007
--------------------------------------------------------------------------------
   Distributions paid from:
   Long-term capital gain                         $4,171,328       $36,980,172
--------------------------------------------------------------------------------
      Total                                       $4,171,328       $36,980,172
--------------------------------------------------------------------------------


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    35

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008.


--------------------------------------------------------------------------------
                                                                          2008
   Distributable earnings:
   Capital loss carryforward                                     $ (64,009,824)
   Current year post-October loss deferred                         (28,317,595)
   Unrealized depreciation                                         (12,756,116)
--------------------------------------------------------------------------------
      Total                                                      $ 105,083,535
--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,395 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3.)

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution expense rates.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent,


36    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
   manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $3,943 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    37

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $152,607
 Class B                                                                  3,109
 Class C                                                                  1,829
--------------------------------------------------------------------------------
    Total                                                              $157,545
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,172 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008


4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,191 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $3,556 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $13,682 under such arrangements.


38    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    39

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Growth Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 18, 2009

40    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    41

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held     Length of Service and     Principal Occupation                      Other Directorships Held
 Name and Age         with the Fund     Term of Office            During Past Five Years                    by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.    Chairman of the   Trustee since 2003.       Deputy Chairman and a Director of         None
(82)*                 Board, Trustee    Serves until a successor  Pioneer Global Asset Management
                      and President     trustee is elected or     S.p.A. ("PGAM"); Non-Executive
                                        earlier retirement or     Chairman and a Director of Pioneer
                                        removal.                  Investment Management USA Inc.
                                                                  ("PIM-USA"); Chairman and a Director
                                                                  of Pioneer; Chairman and Director of
                                                                  Pioneer Institutional Asset
                                                                  Management, Inc. (since 2006);
                                                                  Director of Pioneer Alternative
                                                                  Investment Management Limited
                                                                  (Dublin); President and a Director of
                                                                  Pioneer Alternative Investment
                                                                  Management (Bermuda) Limited and
                                                                  affiliated funds; Director of
                                                                  PIOGLOBAL Real Estate Investment Fund
                                                                  (Russia) (until June 2006); Director
                                                                  of Nano-C, Inc. (since 2003);
                                                                  Director of Cole Management Inc.
                                                                  (since 2004); Director of Fiduciary
                                                                  Counseling, Inc.; President and
                                                                  Director of Pioneer Funds
                                                                  Distributor, Inc. ("PFD") (until May
                                                                  2006); President of all of the
                                                                  Pioneer Funds; and Of Counsel, Wilmer
                                                                  Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2008.       Director, CEO and President of             None
(50)*                 Executive         Serves until a successor  Pioneer Investment Management USA
                      Vice President    trustee is elected or     Inc. (since February 2007); Director
                                        earlier retirement or     and President of Pioneer Investment
                                        removal.                  Management, Inc. and Pioneer Institu-
                                                                  tional Asset Management, Inc. (since
                                                                  February 2007); Executive Vice
                                                                  President of all of the Pioneer Funds
                                                                  (since March 2007); Director of
                                                                  Pioneer Global Asset Management
                                                                  S.p.A. (since April 2007); Head of
                                                                  New Markets Division, Pioneer Global
                                                                  Asset Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

42   Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held     Length of Service and     Principal Occupation                      Other Directorships Held
 Name and Age         with the Fund     Term of Office            During Past Five Years                    by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)    Trustee           Trustee since 2005.       Executive Vice President and Chief        Director of Enterprise
                                        Serves until a successor  Financial Officer, I-trax, Inc.           Com- munity Investment,
                                        trustee is elected or     (publicly traded health care services     Inc. (privately-held
                                        earlier retirement or     company) (2004 - 2007); Partner,          affordable housing
                                        removal.                  Federal City Capital Advisors             finance company); and
                                                                  (boutique merchant bank) (1997 to         Director of New York
                                                                  2004 and 2008 - present); and             Mortgage Trust (publicly
                                                                  Executive Vice President and Chief        traded mortgage REIT)
                                                                  Financial Officer, Pedestal Inc.
                                                                  (internet-based mortgage trading
                                                                  company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)     Trustee           Trustee since 2003.       President, Bush International, LLC        Director of Marriott
                                        Serves until a successor  (international financial advisory firm)   International, Inc.,
                                        trustee is elected or                                               Director of Discover
                                        earlier retirement or                                               Financial Services
                                        removal.                                                            (credit card issuer and
                                                                                                            electronic payment
                                                                                                            services); Director of
                                                                                                            Briggs & Stratton Co.
                                                                                                            (engine manufacturer);
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
                                                                                                            Director of Mantech
                                                                                                            International
                                                                                                            Corporation
                                                                                                            (national security,
                                                                                                            defense, and
                                                                                                            intelligence
                                                                                                            technology firm);
                                                                                                            and Member, Board of
                                                                                                            Governors,
                                                                                                            Investment Company
                                                                                                            Institute
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
43

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held     Length of Service and     Principal Occupation                      Other Directorships Held
 Name and Age         with the Fund     Term of Office            During Past Five Years                    by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee           Trustee since 2008.       Professor, Harvard University             Trustee, Mellon
(64)                                    Serves until a successor                                            Institutional Funds
                                        trustee is elected or                                               Investment Trust and
                                        earlier retirement or                                               Mellon Institutional
                                        removal                                                             Funds Master
                                                                                                            Portfolio (oversees
                                                                                                            17 portfolios in
                                                                                                            fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham  Trustee           Trustee since 2003.       Founding Director, Vice-President and     None
(61)                                    Serves until a successor  Corporate Secretary, The Winthrop Group,
                                        trustee is elected or     Inc. (consulting firm); and Desautels
                                        earlier retirement or     Faculty of Management, McGill University
                                        removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)  Trustee           Trustee since 2006.       Chief Executive Officer, Quadriserv,      None
                                        Serves until a successor  Inc. (2008 -- present) (technology
                                        trustee is elected or     products for securities lending
                                        earlier retirement or     industry); Private investor (2004 --
                                        removal.                  2008); and Senior Executive Vice Presi-
                                                                  dent, The Bank of New York (financial
                                                                  and securities services) (1986 -- 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee           Trustee since 2003.       President and Chief Executive Officer,    Director of New America
(60)                                    Serves until a successor  Newbury, Piret & Company, Inc.            High Income Fund, Inc.
                                        trustee is elected or     (investment banking firm)                 (closed-end investment
                                        earlier retirement or                                               company)
                                        removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)  Trustee           Trustee since 2008.       Senior Counsel, Sullivan & Cromwell LLP   Director, The Swiss
                                        Serves until a successor  (law firm)                                Helvetia Fund, Inc.
                                        trustee is elected or                                               (closed-end
                                        earlier retirement or                                               investment company)
                                        removal.
------------------------------------------------------------------------------------------------------------------------------------

44   Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held     Length of Service and     Principal Occupation                      Other Directorships Held
 Name and Age         with the Fund     Term of Office            During Past Five Years                    by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa   Secretary         Since 2003. Serves at     Secretary of PIM-USA; Senior Vice         None
(60)                                    the discretion of the     President - Legal of Pioneer;
                                        Board                     Secretary/Clerk of most of PIM-USA's
                                                                  subsidiaries; and Secretary of all of
                                                                  the Pioneer Funds since September 2003
                                                                  (Assistant Secretary from November 2000
                                                                  to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley Assistant         Since 2003. Serves at     Associate General Counsel of Pioneer      None
(44)                  Secretary         the discretion of the     since January 2008 and Assistant
                                        Board                     Secretary of all of the Pioneer Funds
                                                                  since September 2003; Vice President and
                                                                  Senior Counsel of Pioneer from July 2002
                                                                  to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)  Treasurer         Since 2008. Serves at     Vice President -- Fund Accounting,        None
                                        the discretion of the     Administration and Controllership
                                        Board                     Services of Pioneer; and Treasurer of
                                                                  all of the Pioneer Funds since March
                                                                  2008; Deputy Treasurer of Pioneer from
                                                                  March 2004 to February 2008; Assistant
                                                                  Treasurer of all of the Pioneer Funds
                                                                  from March 2004 to February 2008; and
                                                                  Treasurer and Senior Vice President, CDC
                                                                  IXIS Asset Management Services from 2002
                                                                  to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43) Assistant         Since 2003. Serves at     Assistant Vice President -- Fund          None
                      Treasurer         the discretion of the     Accounting, Administration and
                                        Board                     Controllership Services of Pioneer; and
                                                                  Assistant Treasurer of all of the
                                                                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)    Assistant         Since 2003. Serves at     Fund Accounting Manager -- Fund           None
                      Treasurer         the discretion of the     Accounting, Administration and
                                        Board                     Controllership Services of Pioneer; and
                                                                  Assistant Treasurer of all of the
                                                                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/08
45

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held     Length of Service and     Principal Occupation                      Other Directorships Held
 Name and Age         with the Fund     Term of Office            During Past Five Years                    by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim         Assistant         Since 2003. Serves at     Fund Administration Manager -- Fund       None
Sullivan (35)         Treasurer         the discretion of the     Accounting, Administration and
                                        Board                     Controllership Services since June 2003
                                                                  and Assistant Treasurer of all of the
                                                                  Pioneer Funds since September 2003;
                                                                  Assistant Vice President -- Mutual Fund
                                                                  Opera- tions of State Street Corporation
                                                                  from June 2002 to June 2003 (formerly
                                                                  Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm     Chief Compliance  Since 2007. Serves at     Chief Compliance Officer of Pioneer       None
(49)                  Officer           the discretion of the     since December 2006 and of all the
                                        Board                     Pioneer Funds since January 2007; Vice
                                                                  President and Compliance Officer, MFS
                                                                  Investment Management (August 2005 to
                                                                  December 2006); Consultant, Fidelity
                                                                  Investments (February 2005 to July
                                                                  2005); Independent Consultant (July 1997
                                                                  to February 2005)

------------------------------------------------------------------------------------------------------------------------------------




46   Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

                           This page for your notes.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    47

                           This page for your notes.

48    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

                           This page for your notes.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    49

                           This page for your notes.

50    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

                           This page for your notes.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/08    51

                           This page for your notes.

52    Pioneer Growth Opportunities Fund | Annual Report | 12/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.













Pioneer Small and Mid Cap
Growth Fund
--------------------------------------------------------------------------------
Annual Report | December 31, 2008
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   PAPPX
Class B   MCSBX
Class C   CGCPX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          21

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       35

Approval of Sub-Advisory Agreement                                            36

Trustees, Officers and Service Providers                                      39


           Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

Problems that began in the credit markets spread throughout the economy during 2008, leading to one of the worst periods for equity investments in recent history. In the following interview, members of the portfolio management team from L. Roy Papp & Associates, the Fund's sub-adviser, who are responsible for management of Pioneer Small and Mid Cap Growth Fund, discuss the factors that influenced the performance of the Fund during the year.

Q    How did the Fund perform during the 12 months ended December 31, 2008?

A Pioneer Small and Mid Cap Growth Fund Class A shares returned -32.31% at net asset value for the 12 months ending December 31, 2008. During the same period, the Russell Midcap Growth Index returned -44.32% while the Russell 2500 Growth Index returned -41.50%. Over the same 12 months, the average return of the 602 mutual funds in Lipper's Mid-Cap Growth Core category was -44.49%.

Q What were the principal factors affecting the Fund's performance during the 12 months ended December 31, 2008?

A It was a horrible year in the stock market, with deep declines in most companies' share prices. The precipitous market drops were triggered by loose money policies that resulted in imprudent loans, especially in real estate, to unqualified borrowers. Those low-quality loans then were packaged by investment banks into securities that were sold to investors throughout the world. The poor quality of many mortgage loans became evident when housing values began declining, unleashing a cascading series of events that resulted in a deepening credit crisis that threatened the existence of major financial institutions. Government rescues and bailouts, and bankruptcies of well known financial corporations occurred over virtually the entire year, starting with the JP Morgan Chase's buyout -- with the help of the federal government -- of Bear Stearns in March, and extending until the end of the year when Bank of America acquired Merrill Lynch and Wells Fargo bought Wachovia. While the credit crisis exacerbated the existing problems of more troubled companies, such as General Motors, it also created new problems for many profitable corporations that began to see their credit dry up. Market volatility hit its highest point in the weeks after investment bank Lehman Brothers filed for bankruptcy in September, when investor confidence disappeared, consumers curtailed spending and corporations throughout the economy saw revenues shrink at the very time they lost access to credit. The financials sector was the area that was most severely hit in this tumultuous


4 Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08 market, as the share prices of even higher-quality companies with little credit exposure were pulled down with the rest of the sector.

     While the economic onslaught affected all areas of the equity market, small- and mid-cap stocks suffered some of the most severe effects because of their vulnerability when credit markets freeze up. In particular, corporations that did not have long, established track records found it difficult to gain credit when the flow of such credit froze as the year progressed.

     The Fund's holdings could not escape the effects of the difficult market environment, although the Fund did outperform both its Russell benchmarks and its Lipper peers. The Fund's performance was helped by our traditional emphasis on corporations with strong balance sheets, little debt, steady earnings growth, good cash flow and experienced management teams.

Q What were some of the investments that most influenced the Fund's results during the 12-month period ended December 31, 2008?

A The sharp downturn in the equity markets pulled down many of the Fund's holdings, but the quality bias of our investment discipline did help the Fund hold up better than the Russell benchmarks and the Lipper peer group average. Holdings that helped the Fund's performance include DeVry, a specialist in adult education programs which reduced its costs at the same time it enjoyed healthy gains in enrollment. O'Reilly Auto Parts, a retailing chain that recently made a significant acquisition, was another of the better performers for the Fund during the period. Defensive stocks, such as household products corporation Clorox, did well as investors were attracted to corporations with more consistent revenue streams. That was especially true in the health care group, where several Fund holdings performed relatively well, including C.R. Bard, Medco Health, Express Scripts, and Techne, which all outperformed. C.R. Bard produces medical products for the hospital market; Medco and Express Scripts are pharmacy benefits managers; and Techne produces proteins for the biotechnology and medical markets. Elsewhere, two technology-related companies that fared well were ChoicePoint, which provides employment screening services to corporations, and Informatica, which produces software that helps integrate information technology systems of different businesses. ChoicePoint was acquired by LexisNexis during the year.

     Several Fund holdings did produce disappointing results during the 12-month period, however, including some smaller energy companies whose share prices declined with the price of oil. They included Forest Oil, an exploration and production company, and FMC Technologies, a leading provider of undersea oil production systems. In the financials sector, one of the Fund's poor-performing investments was Federated Investors, an asset manager specializing in money market funds. Federated was hurt when low interest rates drove down the yields of money market funds. In technology,


           Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    5
     the share price of Micros Systems, which sells information technology systems to the hospitality industry, declined because of concerns about shrinking demand. However, we have continued to favor the company because of the protection offered by the recurring revenues from its technology installations.

Q What were some of the changes you made to the Fund during the 12 months ended December 31, 2008?

A We sold some Fund holdings during the year for fundamental reasons, and others for technical reasons related to the need to have smaller companies to be consistent with the Russell indices. On a fundamental basis, we aimed to shift the Fund to less volatile stocks and sold positions in the following: DST, which produces information technology systems for the financials industry; Harte-Hanks, a publisher of shopper newspapers; International Speedway, which owns and operates automobile racing tracks; and UCBH Holdings, a California-based bank hurt by the housing downturn. On a technical basis, we sold the Fund's positions in Adobe Systems, the software company; Cameron International, an oil field services corporation; Coach, a specialty retailer specializing in luxury products; Newfield Exploration, an oil and natural gas exploration and production company; and ITT, a diversified corporation whose operations range from adult education programs to water purification system production.

     In our search for companies with superior long-term growth characteristics and potential, we added positions to the Fund in: Air Gas, a corporation providing chemicals to industrial corporations; FactSet Research, which provides information to the financial services industry; Henry Schein, which markets supplies to the dentistry market; Idex, which produces highly engineered products for industrial customers; and Nuance, a corporation that provides a leading speech-recognition technology system.

Q    What is your investment outlook?

A The abrupt curtailment of consumer spending was a major contributor to the economic downturn during 2008, but we believe several factors could give a boost to consumer confidence and trigger more discretionary spending in 2009. They include: lower oil and gasoline prices, which have been putting more money in consumers' pockets; lower interest rates, which should help consumer spending and even housing sales; the massive federal government stimulus packages, which should put more money into the economy; and the possibility that the economy could improve under a new national administration.

     We also see some potential improvement in the capital markets. We already have witnessed some evidence of progress in the bond market, and we think


6 Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08 huge amounts of money are on the sidelines, ready to be deployed into higher-quality investments once some signs of progress appear.

     We firmly believe that our bias toward higher-quality corporations gives the Fund a portfolio of companies that are more likely to be the survivors of the recent economic downturn. We think they should have the potential to flourish in any potential recovery.





Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


           Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                      81.8%
Temporary Cash Investments                                              17.7%
Depository Receipts for International Stocks                             0.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                  26.7%
Health Care                                                             21.6%
Consumer Discretionary                                                  15.9%
Industrials                                                             13.1%
Materials                                                                8.1%
Financials                                                               6.6%
Consumer Staples                                                         4.1%
Energy                                                                   3.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings) *

    1.    O'Reilly Automotive, Inc.            6.36%
    2.    Informatica Corp.                    5.60
    3.    DeVry, Inc.                          5.55
    4.    Airgas, Inc.                         4.75
    5.    Dentsply International, Inc.         4.50
    6.    AMETEK, Inc.                         4.46
    7.    Clorox Co.                           4.09
    8.    Gardner Denver, Inc.                 4.01
    9.    ResMed, Inc.                         3.79
   10.    Henry Schein, Inc.                   3.71

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class         12/31/08           12/31/07
       A           $ 20.69            $ 31.68
----------------------------------------------
       B           $ 19.72            $ 30.52
----------------------------------------------
       C           $ 19.80            $ 30.62
----------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                                   Short-Term       Long-Term
     Class        Dividends      Capital Gains    Capital Gains
       A            $ --             $ --            $ 0.7449
---------------------------------------------------------------
       B            $ --             $ --            $ 0.7449
---------------------------------------------------------------
       C            $ --             $ --            $ 0.7449
---------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks. The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-13.

Note to Shareholders: The Fund will institute the following investment policy change on February 1, 2009, regarding the index it uses for market capitalization purposes, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Principal investment strategies: Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the Russell Mid Cap Growth Index (the Russell Index). (The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks.) Previously, the Standard and Poor's 400 Mid Cap 400 Index was used by the Fund as a benchmark for market capitalization


           Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    9
purposes. The size of the companies in the Russell Index may change dramatically as a result of market conditions and the composition of the Index. The Fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


10    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell Mid Cap Growth Index and the Russell
2500 Growth Index.


Average Annual Total Returns
(As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                                3.89%           3.27%
 5 Years                                -1.47           -2.63
 1 Year                                -32.31          -36.20
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                        Gross           Net
------------------------------------------------------------------
                                         1.52%           1.25%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
12/98             9,425             10,000             10,000
                 10,626             15,129             15,548
12/00            13,919             13,351             13,046
                 14,041             10,661             11,632
12/02            11,443              7,739              8,248
                 14,859             11,045             12,068
12/04            15,670             12,754             13,829
                 16,432             14,298             14,959
12/06            17,445             15,821             16,794
                 20,389             17,629             18,421
12/08            13,801              9,815             10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class A shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    11

Performance Update | 12/31/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.


Average Annual Total Returns
(As of December 31, 2008)
------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
------------------------------------------------------------------
 10 Years                                  3.04%         3.04%
 5 Years                                  -2.35         -2.35
 1 Year                                  -32.92        -35.50
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                         Gross           Net
------------------------------------------------------------------
                                           2.38%         2.15%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
12/98            10,000             10,000            10,000
                 11,192             15,129            15,548
12/00            14,552             13,351            13,046
                 14,570             10,661            11,632
12/02            11,785              7,739             8,248
                 15,191             11,045            12,068
12/04            15,892             12,754            13,829
                 16,511             14,298            14,959
12/06            17,362             15,821            16,794
                 20,109             17,629            18,421
12/08            13,489              9,815            10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class B shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.


12    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Performance Update | 12/31/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.


Average Annual Total Returns
(As of December 31, 2008)
------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
------------------------------------------------------------------
 10 Years                                  3.08%         3.08%
 5 Years                                  -2.27         -2.27
 1 Year                                  -32.88        -32.88
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                         Gross           Net
------------------------------------------------------------------
                                           2.42%         2.15%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
12/98            10,000            10,000              10,000
12/99            11,192            15,129              15,548
12/00            14,552            13,351              13,046
12/09            14,570            10,661              11,632
12/09            11,785             7,739               8,248
12/09            15,191            11,045              12,068
12/09            15,905            12,754              13,829
12/09            16,536            14,298              14,959
12/09            17,423            15,821              16,794
12/09            20,170            17,629              18,421
12/09            13,539             9,815              10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class C shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:


(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on actual returns from July 1, 2008 through December 31, 2008.


 Share Class                  A                B                C
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------
 Ending Account          $   696.26       $   692.83       $   693.17
 Value on 12/31/08
---------------------------------------------------------------------
 Expenses Paid           $     5.33       $     9.15       $     9.15
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


 Share Class                  A                B                C
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
---------------------------------------------------------------------
 Ending Account          $ 1,018.85       $ 1,014.33       $ 1,014.33
 Value on 12/31/08
---------------------------------------------------------------------
 Expenses Paid           $     6.34       $    10.89       $    10.89
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    15

Schedule of Investments | 12/31/08


 Shares                                                                Value
            COMMON STOCKS -- 96.4%
            ENERGY -- 3.8%
            Oil & Gas Equipment & Services -- 2.1%
 27,700     FMC Technologies, Inc.*                              $   660,091
 52,700     TETRA Technologies, Inc.*                                256,122
                                                                 -----------
                                                                 $   916,213
----------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 1.7%
 20,000     Forest Oil Corp.*(b)                                 $   329,800
  6,500     Pioneer Natural Resources Co.                            105,170
 10,300     Whiting Petroleum Corp.*                                 344,638
                                                                 -----------
                                                                 $   779,608
                                                                 -----------
            Total Energy                                         $ 1,695,821
----------------------------------------------------------------------------
            MATERIALS -- 7.8%
            Industrial Gases -- 4.6%
 52,500     Airgas, Inc.                                         $ 2,046,975
----------------------------------------------------------------------------
            Specialty Chemicals -- 3.2%
 34,500     Sigma-Aldrich Corp. (b)                              $ 1,457,280
                                                                 -----------
            Total Materials                                      $ 3,504,255
----------------------------------------------------------------------------
            CAPITAL GOODS -- 11.1%
            Electrical Component & Equipment -- 4.3%
 63,600     AMETEK, Inc.                                         $ 1,921,356
----------------------------------------------------------------------------
            Industrial Machinery -- 6.8%
 74,000     Gardner Denver, Inc.*                                $ 1,727,160
 54,000     Idex Corp.                                             1,304,100
                                                                 -----------
                                                                 $ 3,031,260
                                                                 -----------
            Total Capital Goods                                  $ 4,952,616
----------------------------------------------------------------------------
            TRANSPORTATION -- 1.5%
            Air Freight & Couriers -- 1.5%
 20,500     Expeditors International of Washington, Inc. (b)     $   682,035
                                                                 -----------
            Total Transportation                                 $   682,035
----------------------------------------------------------------------------
            CONSUMER SERVICES -- 5.3%
            Education Services -- 5.3%
 41,600     DeVry, Inc.                                          $ 2,388,256
                                                                 -----------
            Total Consumer Services                              $ 2,388,256
----------------------------------------------------------------------------
            MEDIA -- 0.6%
            Advertising -- 0.6%
  9,000     WPP Plc                                              $   266,310
                                                                 -----------
            Total Media                                          $   266,310
----------------------------------------------------------------------------
            RETAILING -- 9.4%
            Automotive Retail -- 6.1%
 89,100     O'Reilly Automotive, Inc.*(b)                        $ 2,738,934
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

 Shares                                                      Value
            Specialty Stores -- 3.3%
 78,600     PetSmart, Inc.                             $ 1,450,170
                                                       -----------
            Total Retailing                            $ 4,189,104
------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 3.9%
            Household Products -- 3.9%
 31,700     Clorox Co.                                 $ 1,761,252
                                                       -----------
            Total Household & Personal Products        $ 1,761,252
------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 18.1%
            Health Care Distributors -- 3.6%
 43,500     Henry Schein, Inc.*                        $ 1,596,015
------------------------------------------------------------------
            Health Care Equipment -- 6.1%
  8,100     C. R. Bard, Inc.                           $   682,506
 43,500     ResMed Inc.*                                 1,630,380
 10,800     Stryker Corp.                                  431,460
                                                       -----------
                                                       $ 2,744,346
------------------------------------------------------------------
            Health Care Services -- 4.0%
 19,800     Express Scripts, Inc.*                     $ 1,088,604
 16,900     Medco Health Solutions, Inc.*                  708,279
                                                       -----------
                                                       $ 1,796,883
------------------------------------------------------------------
            Health Care Supplies -- 4.4%
 68,700     Dentsply International, Inc. (b)           $ 1,940,088
                                                       -----------
            Total Health Care Equipment & Services     $ 8,077,332
------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 2.8%
            Life Sciences Tools & Services -- 2.8%
 19,200     Techne Corp.                               $ 1,238,784
                                                       -----------
            Total Pharmaceuticals & Biotechnology      $ 1,238,784
------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 6.4%
            Asset Management & Custody Banks -- 6.4%
 85,000     Federated Investors, Inc.*(b)              $ 1,441,600
 40,000     T. Rowe Price Associates, Inc.               1,417,600
                                                       -----------
                                                       $ 2,859,200
                                                       -----------
            Total Diversified Financials               $ 2,859,200
------------------------------------------------------------------
            SOFTWARE & SERVICES -- 13.8%
            Application Software -- 10.0%
 23,000     FactSet Research Systems, Inc. (b)         $ 1,017,520
175,500     Informatica Corp.*(b)                        2,409,615
 98,500     Nuance Communications, Inc.*(b)              1,020,460
                                                       -----------
                                                       $ 4,447,595
------------------------------------------------------------------
            Data Processing & Outsourced Services -- 0.9%
 11,600     Fiserv, Inc.*                              $   421,892
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    17

 Shares                                                     Value
            Systems Software -- 2.9%
 79,100     Micros Systems, Inc.*                     $ 1,290,912
                                                      -----------
            Total Software & Services                 $ 6,160,399
-----------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 6.4%
            Electronic Equipment & Instruments -- 3.3%
 22,000     Mettler-Toledo International, Inc.*       $ 1,482,800
-----------------------------------------------------------------
            Electronic Manufacturing Services -- 3.1%
 63,300     Trimble Navigation, Ltd.*                 $ 1,367,913
                                                      -----------
            Total Technology Hardware & Equipment     $ 2,850,713
-----------------------------------------------------------------
            SEMICONDUCTORS -- 5.5%
 38,200     Linear Technology Corp. (b)               $   844,984
 81,700     Microchip Technology (b)                    1,595,601
                                                      -----------
                                                      $ 2,440,585
                                                      -----------
            Total Semiconductors                      $ 2,440,585
-----------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $46,263,300)                        $43,066,662
-----------------------------------------------------------------


 Principal
 Amount
              TEMPORARY CASH INVESTMENTS -- 20.7%
              Security Lending Collateral -- 20.7% (c)
              Certificates of Deposit:
$214,506      Abbey National Plc, 3.15%, 8/13/09                 $   214,506
 214,476      Bank of Nova Scotia, 3.21%, 5/5/09                     214,476
 342,796      Bank of Scotland NY, 2.92%, 6/5/09                     342,796
 386,110      Barclays Bank, 1.5%, 5/27/09                           386,110
  68,199      Calyon NY, 4.62%, 1/16/09                               68,199
 429,011      CBA, 4.87%, 7/16/09                                    429,011
 386,110      DNB NOR Bank ASA NY, 3.04%, 6/5/09                     386,110
 392,974      Intesa SanPaolo S.p.A., 1.44%, 5/22/09                 392,974
  24,849      NORDEA NY, 4.13%, 4/9/09                                24,849
 321,758      Royal Bank of Canada NY, 2.7%, 8/7/09                  321,758
 214,506      Royal Bank of Scotland, 3.06%, 3/5/09                  214,506
  42,881      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09           42,881
 429,011      Societe Generale, 3.29%, 9/4/09                        429,011
 386,110      Svenska Bank NY, 4.61%, 7/8/09                         386,110
 429,011      U.S. Bank NA, 2.25%, 8/24/09                           429,012
                                                                 -----------
                                                                 $ 4,282,309
----------------------------------------------------------------------------
              Commercial Paper:
 421,289      American Honda Finance Corp., 4.95%, 7/14/09       $   421,289
  40,880      BBVA U.S., 2.83%, 3/12/09                               40,880
 214,506      CME Group, Inc., 2.9%, 8/6/09                          214,506
 214,483      General Electric Capital Corp., 2.86%, 3/16/09         214,483
 429,011      HSBC Bank, Inc., 2.5%, 8/14/09                         429,011

The accompanying notes are an integral part of these financial statements.

18    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

 Principal
 Amount
              Commercial Paper -- (continued)
$214,506      IBM, 2.39%, 9/25/09                                    214,506
 386,110      Met Life Global Funding, 3.19%, 6/12/09                386,110
 429,011      Monumental Global Funding, Ltd., 2.5%, 8/17/09         429,011
 386,110      New York Life Global, 2.13%, 09/04/09                  386,110
 364,659      Westpac Banking Corp., 2.34%, 6/1/09                   364,658
                                                                  ----------
                                                                 $ 3,100,564
----------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
  72,880      Barclays Capital Markets, 0.5%, 1/2/09             $    72,881
 943,824      Deutsche Bank, 0.25%, 1/2/09                           943,824
                                                                 -----------
                                                                 $ 1,016,705
----------------------------------------------------------------------------
              Time Deposit:
 429,011      BNP Paribas, 0.01%, 1/2/09                         $   429,011
----------------------------------------------------------------------------


 Shares
             Money Market Mutual Funds:
 107,253     Columbia Government Reserves Fund, 0.82%, 1/2/09                $   107,253
 321,758     JP Morgan, U.S. Government Money Market Fund, 0.98%, 1/2/09         321,758
                                                                             -----------
                                                                             $   429,011
----------------------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $9,257,600)                                               $ 9,257,600
----------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 117.1%
             (Cost $55,520,900) (a)                                          $52,324,262
----------------------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- (17.1)%                         $(7,637,045)
----------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                                      $44,687,217
========================================================================================

*    Non-income producing security.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $56,055,440 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 7,256,735
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (10,987,913)
                                                                                   -----------
       Net unrealized loss                                                         $(3,731,178)
                                                                                   ===========


The accompanying notes are an integral part of these financial statements.

          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    19

(b)   At December 31, 2008, the following securities were out on loan:


     Shares    Security                                          Market Value
      5,000    Dentsply International, Inc.                        $  141,200
     20,000    Expeditors International of Washington, Inc.           665,400
     22,600    FactSet Research Systems, Inc.                         999,824
     84,100    Federated Investors, Inc.*                           1,426,336
      4,000    Forest Oil Corp.*                                       65,960
    101,400    Informatica Corp.*                                   1,392,222
     36,800    Linear Technology Corp.                                814,016
     80,600    Microchip Technology                                 1,574,118
     47,600    Nuance Communications, Inc.*                           493,136
     38,800    O'Reilly Automotive, Inc.*                           1,192,712
      5,600    Sigma-Aldrich Corp.                                    236,544
-----------------------------------------------------------------------------
               Total                                               $9,001,468
=============================================================================

(c)   Security lending collateral is managed by Credit Suisse New York Branch.


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $31,059,397 and $28,913,533, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:

                                                   Investments
 Valuation Inputs                                  in Securities
 Level 1 - Quoted Prices                           $ 43,066,662
 Level 2 - Other Significant Observable Inputs        9,257,600
 Level 3 - Significant Unobservable Inputs
---------------------------------------------------------------
 Total                                             $ 52,324,262
===============================================================


The accompanying notes are an integral part of these financial statements.

20    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (including securities loaned of $9,001,468)
   (cost $55,520,900)                                                     $52,324,262
  Cash                                                                        643,825
  Receivables --
   Fund shares sold                                                         1,044,441
   Dividends and interest                                                      11,083
   Due from Pioneer Investment Management, Inc.                                41,649
  Other                                                                        37,653
--------------------------------------------------------------------------------------
     Total assets                                                         $54,102,913
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                $    75,714
   Upon return of securities loaned                                         9,257,600
  Due to affiliates                                                            21,055
  Accrued expenses                                                             61,327
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 9,415,696
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $48,415,387
  Accumulated net realized loss on investments                               (531,532)
  Net unrealized loss on investments                                       (3,196,638)
--------------------------------------------------------------------------------------
     Total net assets                                                     $44,687,217
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $36,374,458/1,758,084 shares)                         $     20.69
  Class B (based on $3,698,563/187,592 shares)                            $     19.72
  Class C (based on $4,614,196/233,089 shares)                            $     19.80
MAXIMUM OFFERING PRICE:
  Class A ($20.69 [divided by] 94.25%)                                    $     21.95
=====================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    21

Statement of Operations

For the Year Ended 12/31/08



INVESTMENT INCOME:
  Dividends                                                 $693,535
  Interest                                                    20,569
  Income from securities loaned, net                          52,958
--------------------------------------------------------------------------------------
     Total investment income                                              $    767,062
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $488,688
  Transfer agent fees
   Class A                                                    97,924
   Class B                                                    26,132
   Class C                                                    22,323
  Distribution fees
   Class A                                                   109,715
   Class B                                                    62,019
   Class C                                                    66,462
  Administrative fees                                         17,244
  Shareholder communications expense                          50,285
  Custodian fees                                              41,173
  Registration fees                                           56,996
  Professional fees                                           51,382
  Printing expense                                            34,239
  Fees and expenses of nonaffiliated trustees                  5,221
  Miscellaneous                                                8,006
--------------------------------------------------------------------------------------
     Total expenses                                                       $  1,137,809
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                            (300,281)
     Less fees paid indirectly                                                  (3,469)
--------------------------------------------------------------------------------------
     Net expenses                                                         $    834,059
--------------------------------------------------------------------------------------
       Net investment loss                                                $    (66,997)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        $  1,077,016
--------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                            $(24,087,904)
--------------------------------------------------------------------------------------
  Net loss on investments                                                 $(23,010,888)
--------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $(23,077,885)
======================================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/01/07, respectively

                                                             Year Ended         Year Ended
                                                              12/31/08           12/01/07
FROM OPERATIONS:
Net investment loss                                        $    (66,997)      $  (430,725)
Net realized gain on investments                              1,077,016         3,210,883
Change in net unrealized gain (loss) on investments         (24,087,904)        6,241,921
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $(23,077,885)      $ 9,022,079
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.74 and $2.11 per share, respectively)       $ (1,235,565)      $(2,981,034)
   Class B ($0.74 and $2.11 per share, respectively)           (139,362)         (553,301)
   Class C ($0.74 and $2.11 per share, respectively)           (162,535)         (526,388)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $ (1,537,462)      $(4,060,723)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 44,133,440       $23,359,211
Reinvestment of distributions                                 1,260,724         3,595,362
Cost of shares repurchased                                  (41,179,480)      (24,390,963)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                               $  4,214,684       $ 2,563,610
------------------------------------------------------------------------------------------
   Net decrease (increase) in net assets                   $(20,400,663)      $ 7,524,966
NET ASSETS:
Beginning of year                                            65,087,880        57,562,914
------------------------------------------------------------------------------------------
End of year                                                $ 44,687,217       $65,087,880
------------------------------------------------------------------------------------------
Undistributed net investment income                        $          0       $         0
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    23

                                     '08 Shares      '08 Amount          '07 Shares     '07 Amount
Class A
Shares sold                           1,197,701     $34,866,133            496,691     $15,925,118
Reinvestment of distributions            49,032       1,002,762             85,598       2,682,740
Less shares repurchased              (1,004,183)    (28,054,837)          (540,913)    (17,154,448)
--------------------------------------------------------------------------------------------------
   Net increase                         242,550     $ 7,814,058             41,376     $ 1,453,410
==================================================================================================
Class B
Shares sold                             190,454     $ 5,488,855            163,157     $ 5,111,978
Reinvestment of distributions             6,289         123,066             16,518         499,275
Less shares repurchased                (295,913)     (8,076,041)           (59,078)     (1,845,845)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)              (99,170)    $(2,464,120)           120,597     $ 3,765,408
==================================================================================================
Class C
Shares sold                             133,696     $ 3,778,452             72,445     $ 2,268,562
Reinvestment of distributions             6,852         134,896             13,631         413,347
Less shares repurchased                (179,215)     (5,048,602)          (115,930)     (3,571,127)
--------------------------------------------------------------------------------------------------
   Net decrease                         (38,667)    $(1,135,254)           (29,854)    $  (889,218)
==================================================================================================
Class R*
Shares sold                                  --     $        --              1,832     $    53,553
Less shares repurchased                      --              --            (61,079)     (1,819,543)
--------------------------------------------------------------------------------------------------
   Net decrease                              --     $        --            (59,247)    $(1,765,990)
==================================================================================================

*    Class R shares were liquidated on February 1, 2007.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Financial Highlights

                                                                          Year         Year
                                                                         Ended        Ended
                                                                        12/31/08     12/31/07
Class A
Net asset value, beginning of period                                    $  31.68     $ 28.93
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $   0.02     $ (0.15)
 Net realized and unrealized gain (loss) on investments                   (10.27)       5.01
--------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $ (10.25)    $  4.86
Distributions to shareowners:
 Net realized gain                                                         (0.74)      (2.11)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ (10.99)    $  2.75
--------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  20.69     $ 31.68
============================================================================================
Total return*                                                             (32.31)%     16.88%
Ratio of net expenses to average net assets+                                1.25%       1.26%
Ratio of net investment income (loss) to average net assets+                0.10%      (0.51)%
Portfolio turnover rate                                                       51%         21%
Net assets, end of period (in thousands)                                $ 36,374     $48,012
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.79%       1.52%
 Net investment loss                                                       (0.44)%     (0.77)%
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.25%       1.25%
 Net investment income (loss)                                               0.10%      (0.50)%
============================================================================================


                                                                          Year         Year         Year
                                                                         Ended        Ended        Ended
                                                                        12/31/06     12/31/05     12/31/04
Class A
Net asset value, beginning of period                                    $ 27.39      $ 26.12      $ 24.76
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $ (0.18)     $ (0.15)     $ (0.16)
 Net realized and unrealized gain (loss) on investments                    1.87         1.42         1.52
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  1.69      $  1.27      $  1.36
Distributions to shareowners:
 Net realized gain                                                        (0.15)          --           --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  1.54      $  1.27      $  1.36
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 28.93      $ 27.39      $ 26.12
=========================================================================================================
Total return*                                                              6.16%        4.86%        5.49%
Ratio of net expenses to average net assets+                               1.26%        1.25%        1.25%
Ratio of net investment income (loss) to average net assets+              (0.56)%      (0.64)%      (0.78)%
Portfolio turnover rate                                                      13%          13%           8%
Net assets, end of period (in thousands)                                $42,654      $53,321      $40,504
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.62%        1.71%        1.79%
 Net investment loss                                                      (0.92)%      (1.10)%      (1.33)%
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.25%        1.25%        1.25%
 Net investment income (loss)                                             (0.55)%      (0.64)%      (0.78)%
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

            Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08  25

                                                                                       Year         Year
                                                                                       Ended        Ended
                                                                                      12/31/08     12/31/07
Class B
Net asset value, beginning of period                                                  $  30.52     $ 28.19
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                  $  (0.28)    $ (0.30)
 Net realized and unrealized gain (loss) on investments                                 ( 9.78)       4.74
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $ (10.06)    $  4.44
Distributions to shareowners:
 Net realized gain                                                                       (0.74)      (2.11)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (10.80)    $  2.33
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  19.72     $ 30.52
==========================================================================================================
Total return*                                                                           (32.92)%     15.82%
Ratio of net expenses to average net assets+                                              2.16%       2.16%
Ratio of net investment loss to average net assets+                                      (0.87)%     (1.40)%
Portfolio turnover rate                                                                     51%         21%
Net assets, end of period (in thousands)                                              $  3,699     $ 8,753
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             2.68%       2.38%
 Net investment loss                                                                     (1.39)%     (1.62)%
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             2.15%       2.15%
 Net investment loss                                                                     (0.86)%     (1.39)%
==========================================================================================================


                                                                                      Year         Year
                                                                                      Ended        Ended       2/21/04 (a)
                                                                                     12/31/06     12/31/05     to 12/31/04
Class B
Net asset value, beginning of period                                                  $ 26.95      $ 25.94       $ 25.32
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                  $ (0.50)     $ (0.29)      $ (0.20)
 Net realized and unrealized gain (loss) on investments                                  1.89         1.30          0.82
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  1.39      $  1.01       $  0.62
Distributions to shareowners:
 Net realized gain                                                                      (0.15)          --            --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  1.24      $  1.01       $  0.62
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 28.19      $ 26.95       $ 25.94
========================================================================================================================
Total return*                                                                            5.15%        3.89%         2.45%(b
Ratio of net expenses to average net assets+                                             2.22%        2.17%           2.16%* *
Ratio of net investment loss to average net assets+                                     (1.52)%      (1.56)%       (1.68)%**
Portfolio turnover rate                                                                    13%          13%            8%
Net assets, end of period (in thousands)                                              $ 4,684      $ 7,062       $ 3,927
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            2.59%        2.62%         2.74%**
 Net investment loss                                                                    (1.89)%      (2.01)%       (2.26)%**
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            2.21%        2.16%         2.16%**
 Net investment loss                                                                    (1.51)%      (1.55)%       (1.68)%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class B Shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

                                                                                       Year         Year
                                                                                       Ended        Ended
                                                                                      12/31/08     12/31/07
Class C
Net asset value, beginning of period                                                  $  30.62     $ 28.29
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                  $  (0.25)    $ (0.43)
 Net realized and unrealized gain (loss) on investments                                  (9.83)       4.87
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $ (10.08)    $  4.44
Distributions to shareowners:
 Net realized gain                                                                       (0.74)      (2.11)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ (10.82)    $  2.33
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  19.80     $ 30.62
==========================================================================================================
Total return*                                                                           (32.88)%     15.77%
Ratio of net expenses to average net assets+                                              2.16%       2.17%
Ratio of net investment loss to average net assets+                                      (0.89)%     (1.42)%
Portfolio turnover rate                                                                     51%         21%
Net assets, end of period (in thousands)                                              $  4,614     $ 8,322
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             2.60%       2.42%
 Net investment loss                                                                     (1.33)%     (1.67)%
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             2.15%       2.15%
 Net investment loss                                                                     (0.88)%     (1.40)%
==========================================================================================================


                                                                                        Year         Year
                                                                                        Ended        Ended     2/21/04 (a)
                                                                                      12/31/06     12/31/05    to 12/31/04
Class C
Net asset value, beginning of period                                                  $ 26.99      $ 25.96       $ 25.32
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                  $ (0.44)     $ (0.29)      $ (0.17)
 Net realized and unrealized gain (loss) on investments                                  1.89         1.32          0.81
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                  $  1.45      $  1.03       $  0.64
Distributions to shareowners:
 Net realized gain                                                                     ( 0.15)          --            --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  1.30      $  1.03       $  0.64
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 28.29      $ 26.99       $ 25.96
========================================================================================================================
Total return*                                                                            5.37%        3.97%         2.53%(b
Ratio of net expenses to average net assets+                                             2.05%        2.10%         2.07%* *
Ratio of net investment loss to average net assets+                                     (1.35)%      (1.48)%       (1.59)%**
Portfolio turnover rate                                                                    13%          13%            8%
Net assets, end of period (in thousands)                                              $ 8,531      $11,054       $ 5,860
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            2.41%        2.55%         2.67%**
 Net investment loss                                                                    (1.71)%      (1.93)%       (2.19)%**
Ratios assuming waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                            2.04%        2.09%         2.07%**
 Net investment loss                                                                    (1.34)%      (1.47)%       (1.59)%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C Shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08  27

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Small and Mid Cap Growth Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp Small and Mid Cap Growth Fund, Inc. Papp Small and Mid Cap Growth Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "Reorganization" was approved by the Shareholders of Papp Small and Mid Cap Growth Fund, Inc. on February 20, 2004). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long term capital growth.

The Fund offers three classes of shares designated as Class A, Class B and Class C shares. Class R shares were liquidated on February 1, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates.


28    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to these documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    29

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Fund has reclassified $66,997 to decrease accumulated net investment loss and $66,997 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                          2008             2007
     Distributions paid from:
     Ordinary income                $1,537,462       $       --
     Long-term capital gain                 --        4,060,723
     ----------------------------------------------------------
          Total                     $1,537,462       $4,060,723
     ==========================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2008:

                                                           2008
     Distributable earnings:
     Undistributed long-term gain                  $     3,008
     Unrealized Depreciation                        (3,731,178)
     ----------------------------------------------------------
         Total                                     $(3,728,170)
     ==========================================================

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A.


30    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

     (UniCredit), earned approximately $9,869 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and on the same day, except that Class A, Class B and Class C shares bear different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    31

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. For the year ended December 31, 2008, the management fee was equivalent to a rate of 0.85% of average net assets.

PIM, and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Through May 1, 2010, PIM had agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25%, 2.15%, 2.15%, for Classes A, B, and C respectively.

Under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,034 in management fees, administrative costs and certain others fees payable to PIM at December 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:


32    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

 Shareholder Communications:
 Class A                                                $43,431
---------------------------------------------------------------
 Class B                                                  3,316
---------------------------------------------------------------
 Class C                                                  3,538
---------------------------------------------------------------
   Total                                                $50,285
---------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,548 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.

4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $473 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $16,774 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $3,469 under such arrangements.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    33

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


34    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the
Shareowners of Pioneer Small and Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Small and Mid Cap Growth Fund, one of the series constituting Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small and Mid Cap Growth Fund of Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP


Boston, Massachusetts
February 18, 2009

          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    35

Approval of Sub-Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained L. Roy Papp & Associates, Inc. to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Fund approved an amended and restated investment advisory agreement between the Fund and PIM. Shareholders of the Fund approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Fund's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Fund for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided to the Fund by the sub-adviser, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Fund were satisfactory and consistent with the terms of the sub-advisory agreement.


36    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2008 and that the Fund's annualized total return was in the second quintile of its Morningstar category for the three year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Sub-advisory Fee and Expenses
The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Fund, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2008 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients. The Trustees noted that the fee rates for those separate accounts generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. It was noted that the sub-adviser reported that it did not currently manage any accounts with investment strategies that were similar to the Fund.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Fund was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    37

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. They also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Fund.

Other Benefits
The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Fund between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Fund.


38    Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


          Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08    39

Interested Trustees

                             Position Held            Length of Service
Name and Age                 With the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2003.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive
                            Vice President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

40  Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Independent Trustees

                     Position Held    Length of Service
Name and Age         With the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2003.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
--------------------------------------------------------------------------------------------------------------------------

            Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08
41

                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2003.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------


                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                       Trustee, Mellon Institutional
                                                                                                Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversees 17
                                                                                                portfolios in fund complex)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (2008 - present) (tech-   None
                            nology products for securities lending industry); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm)                                      High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                  Director, The Swiss Helvetia
                                                                                                Fund, Inc. (closed-end
                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------


42  Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

Fund Officers

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------


                                                                                                 Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                         by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008             None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of Pioneer
                             from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------

            Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08
43

                              Position Held              Length of Service
Name and Age                  With the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board
------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board
------------------------------------------------------------------------------

                                                                                               Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                      by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006          None
                              and of all the Pioneer Funds since January 2007; Vice President and Compliance Officer, MFS Investment Management
                              (August 2005 to December 2006); Consultant, Fidelity Invest-
                              ments (February 2005 to July 2005); Independent Consultant
                              (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


44  Pioneer Small and Mid Cap Growth Fund | Annual Report | 12/31/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------











                  Pioneer Tax Free
                  Money Market Fund
--------------------------------------------------------------------------------
                  Annual Report | December 31, 2008
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A   TTAXX
                  Class Y   PTYXX


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               10

Schedule of Investments                                                       12

Financial Statements                                                          17

Notes to Financial Statements                                                 23

Report of Independent Registered Public Accounting Firm                       28

Trustees, Officers and Service Providers                                      30


              Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

In the following interview, Pioneer Tax Free Money Market Fund Portfolio Manager Seth Roman outlines the investment environment for tax-free money market securities during the Fund's most recent fiscal year ended December 31, 2008, the Fund's performance during the period, his investment strategy, and his outlook going forward.

Q How did the Fund perform during its most recent fiscal year ended December 31, 2008?

A For the 12-month period ended December 31, 2008, the Fund's Class A shares posted a 1.58% total return at net asset value. Over the same 12-month period, the average return of the 108 funds in Lipper's Tax-Exempt Money Market category was 1.69%.

Q Will you describe the investing environment for tax-exempt money market funds during the 12-month period ended December 31, 2008?

A In March 2008, Wall Street was shocked by the rapid demise of Bear Stearns, and the U.S. Federal Reserve Board (the Fed) stepped in to arrange that firm's acquisition. In addition, during that time period the financial status of the three largest "monoline" insurers -- AMBAC, FGIC and MBIA -- which had, since the 1970s, insured billions of dollars in tax-exempt securities up to AAA ratings -- deteriorated swiftly. The three insurers' exposure to significant mortgage securities losses caused the credit ratings of the companies to be downgraded to below AAA. Those events, in turn, prompted investors to look beyond bond insurance and reexamine the underlying creditworthiness of hundreds of AAA-insured issues, creating significant volatility within the short- and long-term tax-exempt markets.

   During the fall of 2008, the financial crisis reached a crescendo, as Lehman Brothers failed, and the U.S. government was forced to rescue a number of major financial institutions, including AIG, Fannie Mae and Freddie Mac. In the aftermath of those events, credit markets across the maturity spectrum dried up, and market watchers worried over the health of the global financial system.

   In response to a massive credit crunch, a faltering U.S. economy and the breakdown of trust (and lending) between major financial institutions, the Fed and the U.S. Treasury Department (as well as foreign central banks and governments) were forced to act swiftly and decisively in an effort to restore liquidity to the financial system. Over the course of 2008, the Fed lowered short-term interest rates on a number of occasions. (The target range for the Federal funds rate, which began the year at 4%, was lowered to between


4    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

   0% and 0.25% by December 31, 2008.) In addition, the Fed acted innovatively, creating a number of lending facilities for various areas of the credit markets, including lending facilities for asset-backed commercial paper and the money markets. By December, these actions had restored a measure of normalcy to the money markets, and credit markets in general.

Q What has been your strategy for the Fund over the 12-month period ended December 31, 2008?

A We have continued to maintain broad diversification within the Fund's portfolio, both on a regional and national basis, with AAA credits in revenue issues. As we pursue our nationally focused diversification strategy, we strongly emphasize high quality and safety of principal.

   In a volatile period for all financial markets, we took an extremely cautious approach in managing the Fund's average maturity. For this reason, the Fund invested principally in daily and weekly floating rate securities. These floating rate securities are extremely liquid, with yields that adjust daily or weekly based on market conditions, thus providing us with strategic flexibility and the Fund with reasonable yield. In terms of insured securities, because of the deterioration of the monoline insurers, we have discounted any insurance that may be associated with a particular security and continue to investigate closely the creditworthiness of each issuer whose securities we are considering for purchase. In addition, we chose not to extend the Fund's maturity during most of the 12-month period because we perceived a lack of creditworthy longer-term notes in the marketplace. By December 2008, when liquidity began to return to credit markets, we looked for opportunities within commercial paper issues and extended the Fund's maturity slightly to pick up additional yield. The Fund also emphasized education-related securities, especially within the state of Texas, where the economy is well diversified and has been holding up reasonably well in a difficult environment.

Q  What is your outlook?

A Having endured a very difficult period last fall, the credit market environment has improved. However, economic statistics, including employment reports continue to be unfavorable, and it is difficult to predict how long the U.S. recession will last. Because of the government's active and innovative approach to monetary and fiscal policy, we agree with Fed Chairman Bernanke that the country will avoid another Great Depression. However, concern over a possible deflationary spiral persists. We believe that the Obama Administration will provide enough fiscal stimulus -- including funds for infrastructure and aid to municipalities -- to spur the economy eventually to recovery, possibly later this year or by mid-2010. For the economy to bounce back, housing prices must stabilize, and job losses will have to abate.


              Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    5

   In the coming months, we will continue to look for opportunities to extend the Fund's maturity, though with due caution. Because state and local tax receipts are likely to decline and negatively impact municipal budgets across the United States, we will continue to examine credit quality carefully and invest with extreme caution. In addition, we will monitor market movements strictly, and seek to take advantage of any upward movement in short-term yields while maintaining a high-quality portfolio.


Please refer to the Schedule of Investments on pages 12-16 for a full listing of Fund securities.

The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges but not Rule 12b-1 fees or other differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program").

The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of the Fund as of September 19, 2008, are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund, any future investments in the Fund will not be guaranteed.


6    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009. The Fund has submitted an extension notice to the Treasury in order to participate in the extended Program. If the Program were extended beyond April 30, 2009, eligible funds would have to renew their participation to maintain coverage. There is no assurance that the Fund will participate in the Program if it is extended beyond April 30, 2009.

In order to participate in the initial three-month period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.01 % of the Fund's net asset value as of the close of business on September 19, 2008. In order to participate in the extended period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. These expenses will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the Statement of Operations. Any additional cost to participate in the extended Program also will be borne by the Fund.

For more information about the Program's scope and limitations, please see the Fund's most recent prospectus as supplemented on December 22, 2008.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    7

Portfolio Summary | 12/31/08

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Medical                                                                 19.23%
Utilities                                                               12.91%
Education                                                               11.60%
Higher Education                                                        11.25%
Government                                                              10.15%
Development                                                              7.89%
Water                                                                    5.21%
Diversified                                                              5.20%
Facilities                                                               4.88%
Pollution                                                                4.83%
Transportation                                                           2.55%
Power                                                                    1.74%
General                                                                  1.61%
Airport                                                                  0.95%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    Southeast, Alabama Gas District, Floating Rate Note, 8/1/27                         4.17%
 2.    Boston Massachusetts Water & Sewer Commercial Revenue, Floating Rate Note, 11/1/24  3.94
 3.    Texas State Tax & Revenue Anticipation Note, 3.0%, 8/28/09                          3.51
 4.    City of Jacksonville Florida, 0%, 3/2/09                                            3.48
 5.    New Hampshire Health & Education, Floating Rate Note, 7/1/35                        3.31
 6.    Washington State Health Care Facilities, Floating Rate Note, 10/1/28                3.02
 7.    Harris County Texas Health, Floating Rate Note, 12/01/41                            2.96
 8.    Vanderbilt University, 1.2%, 2/5/09                                                 2.90
 9.    Board of Governors of the University, 0.75%, 4/3/09                                 2.90
10.    University of Michigan, Floating Rate Note, 12/1/37                                 2.89

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Performance Update | 12/31/08

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share   12/31/08      12/31/07
Class A Shares               $ 1.00        $ 1.00
Class Y Shares               $ 1.00        $ 1.00

Distributions Per Share
--------------------------------------------------------------------------------

                        Income        Short-Term       Long-Term
(1/1/08 - 12/31/08)    Dividends     Capital Gains    Capital Gains
Class A Shares         $ 0.0157      $    -           $    -
Class Y Shares         $ 0.0174      $    -           $    -

Yields**
--------------------------------------------------------------------------------

Per Share                  7-Day Annualized       7-Day Effective*
Class A Shares                   0.32%                  0.32%
Class Y Shares                   0.49%                  0.49%

*  Assumes daily compounding of dividends.

** Please contact Pioneer to obtain the Fund's current yield.

Expense Ratio
--------------------------------------------------------------------------------

(Per Prospectus dated May 1, 2008)

                                   Gross                  Net
Class A Shares                     0.65%                 0.65%
Class Y Shares                     0.44%                 0.44%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Tax Free Money Market was created through the reorganization of the predecessor Safeco Tax Free Money Market Fund on December 10, 2004. The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    9

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from July 1, 2008 through December 31, 2008.

 Share Class                                 A                            Y
 Beginning Account                      $ 1,000.00                   $ 1,000.00
 Value on 7/1/08
-------------------------------------------------------------------------------
 Ending Account                         $ 1,007.94                   $ 1,008.82
 Value on 12/31/08
-------------------------------------------------------------------------------
 Expenses Paid                          $     3.63                   $     2.78
 During Period*
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.72% and 0.55%, for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


10    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

 Share Class                                 A                            Y
 Beginning Account                      $ 1,000.00                   $ 1,000.00
 Value on 7/1/08
-------------------------------------------------------------------------------
 Ending Account                         $ 1,021.52                   $ 1,022.37
 Value on 12/31/08
-------------------------------------------------------------------------------
 Expenses Paid                          $     3.66                   $     2.80
 During Period*
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.72% and 0.55%, for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    11

Schedule of Investments | 12/31/08

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                            MUNICIPAL BONDS -- 83.5%
                                            MISCELLANEOUS -- 2.1%
                                            Miscellaneous
$ 3,525,000                      AAA/Aaa    Henrico County Virginia, 5.0% 12/01/09           $  3,656,788
                                                                                             ------------
                                            Miscellaneous                                    $  3,656,788
---------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 81.4%
                                            Government -- 8.0%
    610,000    3.40              AAA/Aa1    Guilford County North Carolina, Floating Rate
                                            Note, 4/1/23                                     $    610,000
  6,000,000                     SP-1/MIG1   Texas State Tax & Revenue Anticipation Note,
                                            3.0%, 8/28/09                                       6,052,738
  3,700,000    1.15              AAA/Aaa    Wake County North Carolina, Floating Rate
                                            Note, 4/1/21                                        3,700,000
  2,485,000    1.20              AA+/NR     Washington State Putters-Ser, Floating Rate
                                            Note, 7/1/13                                        2,485,000
  1,000,000                      AAA/Aa1    Washington State Various Purposes General,
                                            5.0%, 1/1/09                                        1,000,000
                                                                                             ------------
                                                                                             $ 13,847,738
---------------------------------------------------------------------------------------------------------
                                            Municipal Airport -- 0.9%
  1,630,000    1.10              AA-/NA     Sarasota-Manatee Airport Authority Florida,
                                            Floating Rate Note, 8/1/14                       $  1,630,000
---------------------------------------------------------------------------------------------------------
                                            Municipal Development -- 7.8%
  2,000,000    0.85              AAA/Aa3    Albemarle County Virginia Industrial
                                            Development Authority, Floating Rate Note,
                                            8/1/37                                           $  2,000,000
  2,500,000    1.05              AA/Aa1     Jackson County Mississippi, Floating Rate Note,
                                            6/1/23                                              2,500,000
  3,000,000    0.85              AA-/Aa1    Pima County Arizona Industrial Development
                                            Authority, Floating Rate Note, 12/1/22              3,000,000
    800,000    1.05              AAA/Aa1    Syracuse New York, Industrial Development
                                            Agency, Floating Rate Note, 12/1/37                   800,000
  2,400,000    1.10              AA/Aa1     Valdez Alaska Marine Revenue, Floating Rate
                                            Note, 6/1/37                                        2,400,000
  2,900,000    1.10              AA+/Aa1    Valdez Alaska Marine Term, Floating Rate Note,
                                            7/1/37                                              2,900,000
                                                                                             ------------
                                                                                             $ 13,600,000
---------------------------------------------------------------------------------------------------------
                                            Municipal Education -- 4.6%
  4,000,000    1.10               AA/NR     Broward County Florida, Floating Rate
                                            Note, 4/1/24                                     $  4,000,000
  1,000,000                      AAA/AA1    Florida State Board of Education, 5.0%,
                                            6/1/09                                              1,012,233
  3,000,000    1.20              AA-/NA     Illinois Financial Authority Revenue, Floating
                                            Rate Note, 9/1/41                                   3,000,000
                                                                                             ------------
                                                                                             $  8,012,233
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


12    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                            Municipal Facilities -- 4.8%
$ 2,000,000    1.10              NR/Aa2     Clarksville Tennessee Public, Floating Rate
                                            Note, 1/1/33                                     $  2,000,000
  2,495,000    1.10              NR/Aa2     Clarksville Tennessee Public, Floating Rate
                                            Note, 7/1/34                                        2,495,000
    700,000    1.30              NR/Aa2     Holland Creek Metropolitan District Colorado,
                                            Floating Rate Note, 6/1/41                            700,000
  1,000,000    0.75              AA+/NR     Oregon State Facilities Authority Revenue,
                                            Floating Rate Note, 8/1/34                          1,000,000
  2,225,000    1.30              AA+/NR     Richland Washington Golf Enterprise Revenue,
                                            Floating Rate Note, 12/1/21                         2,225,000
                                                                                             ------------
                                                                                             $  8,420,000
---------------------------------------------------------------------------------------------------------
                                            Municipal General -- 1.6%
  1,000,000    0.75              AAA/Aa1    Illinois Finance Authority, Floating Rate
                                            Note, 7/1/32                                     $  1,000,000
    750,000                      AAA/Aaa    North Carolina State, 5.0%, 3/1/09                    754,157
  1,000,000                      AAA/Aaa    Wake County North Carolina, 3.5%, 10/15/09          1,013,868
                                                                                             ------------
                                                                                             $  2,768,025
---------------------------------------------------------------------------------------------------------
                                            Municipal Higher Education -- 11.2%
  4,000,000    0.90              AAA/Aa1    District of Columbia University Revenue,
                                            Floating Rate Note, 4/1/41                       $  4,000,000
  2,000,000    0.85              AA-/Aa3    Maryland State Health & Higher Education,
                                            Floating Rate Note, 12/1/23                         2,000,000
  2,265,000    1.15              AA+/Aa2    Maryland State Health & Higher, Floating Rate
                                            Note, 7/1/34                                        2,265,000
  2,700,000    0.90              AAA/Aaa    Missouri State Health & Educational Facility,
                                            Floating Rate Note, 3/1/40                          2,700,000
    430,000    1.32              AAA/Aaa    New Hampshire Health & Educational Facility,
                                            Floating Rate Note, 1/1/28                            430,000
  4,990,000    1.10              AA+/Aa2    University of Michigan, Floating Rate
                                            Note, 12/1/37                                       4,990,000
  1,520,000                      AA-/Aa3    University North Carolina Hospital Chapel Hill,
                                            5.0%, 2/1/09                                        1,522,886
  1,500,000                      AAA/Aaa    University of Texas, 1.1% 07/01/37                  1,500,000
                                                                                             ------------
                                                                                             $ 19,407,886
---------------------------------------------------------------------------------------------------------
                                            Municipal Medical -- 19.0%
  1,000,000    0.80              AAA/Aa1    Aurora Colorado Hospital Revenue, Floating
                                            Rate Note, 12/1/33                               $  1,000,000
    400,000    1.05              AA-/AA3    Charlotte-Mecklenburg Hospital Authority,
                                            Floating Rate Note, 1/15/26                           400,000
    200,000    0.90              AA/Aa1     Elmhurst Illinois, Floating Rate Note, 7/1/18         200,000
  5,100,000    0.95              AA/Aaa     Harris County Texas Health, Floating Rate
                                            Note, 12/01/41                                      5,100,000
  2,100,000    0.95              AA/Aaa     Harris County Texas Health, Floating Rate
                                            Note, 12/01/41                                      2,100,000

The accompanying notes are an integral part of these financial statements.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    13

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                             Municipal Medical -- continued
$ 3,000,000    1.27              AA-/Aa3     Highlands County Florida Health Facilities
                                             Revenue, Floating Rate Note, 11/15/35           $  3,000,000
  2,185,000    1.00              AAA/Aaa     Loudoun County Virginia Industrial
                                             Development Authority, Floating Rate
                                             Note, 2/15/38                                      2,185,000
    600,000    0.60              AAA/Aaa     Loudoun County Virginia Industrial
                                             Development Authority, Floating Rate
                                             Note, 2/15/38                                        600,000
  1,400,000    1.27              AA-/AAA     Maryland Health Department, Floating Rate
                                             Note, 7/1/28                                       1,400,000
  1,775,000    0.70              AA/Aa2      Maryland State Health & Higher Educational
                                             Facilities Authority Revenue, Floating Rate
                                             Note, 7/1/36                                       1,775,000
  5,700,000    1.20               NR/A1      New Hampshire Health & Education, Floating
                                             Rate Note, 7/1/35                                  5,700,000
  1,200,000    0.80              NR/Aa1      Nueces County Texas Health Facilities
                                             Development Corp., Revenue, Floating Rate
                                             Note, 7/1/15                                       1,200,000
  1,300,000    0.80              AAA/Aa1     Washington State Health Care Facilities,
                                             Floating Rate Note, 10/1/28                        1,300,000
  5,200,000    0.80              AA+/Aaa     Washington State Health Care Facilities,
                                             Floating Rate Note, 10/1/28                        5,200,000
  2,000,000    0.80              AAA/Aaa     Wisconsin State Health & Educational
                                             Facilities, Floating Rate Note, 12/1/33            2,000,000
                                                                                             ------------
                                                                                             $ 33,160,000
---------------------------------------------------------------------------------------------------------
                                             Municipal Pollution -- 4.8%
  4,000,000    0.75              AA-/Aaa     Apache County Arizona Industrial Development
                                             Authority, Floating Rate Note, 12/15/18         $  4,000,000
    950,000    1.15               AA/NR      Hammond Indiana Pollution Center, Floating
                                             Rate Note, 2/1/22                                    950,000
  1,590,000    1.10              AA/Aa1      Hurley New Mexico Pollution, Floating Rate
                                             Note, 12/1/15                                      1,590,000
  1,000,000    0.80              AAA/Aa1     Pleasant Prairie Wisconsin Pollution, Floating
                                             Rate Note, 9/1/30                                  1,000,000
    785,000    2.00               A/A1       Sabine River Industrial Development Authority
                                             Texas, Floating Rate Note, 8/15/14                   785,000
                                                                                             ------------
                                                                                             $  8,325,000
---------------------------------------------------------------------------------------------------------
                                             Municipal Power -- 1.7%
  3,000,000    1.10              NR/Aaa      Florida State Municipal Power Agency, Floating
                                             Rate Note, 10/1/30                              $  3,000,000
---------------------------------------------------------------------------------------------------------
                                             Municipal Transportation -- 2.5%
  1,500,000    1.15              AA/P-1      JP Morgan Chase Putter, 1.07%, 4/15/10          $  1,500,000
  1,500,000    1.22              AAA/Aaa     Orlando & Orange County Expressway, Floating
                                             Rate Note, 07/01/40                                1,500,000

The accompanying notes are an integral part of these financial statements.


14    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                            Municipal Transportation -- continued
$ 1,100,000    1.05              AA/Aa1     Port Arthur Texas Navigation District, Floating
                                            Rate Note, 10/1/24                               $  1,100,000
    300,000    1.10              AA/Aa1     Valdez Alaska Marine Term, Floating Rate
                                            Note, 7/1/37                                          300,000
                                                                                             ------------
                                                                                             $  4,400,000
---------------------------------------------------------------------------------------------------------
                                            Municipal Utilities -- 9.3%
  6,800,000    1.15              AA/Aa2     Boston Massachusetts Water & Sewer
                                            Commerce Revenue, Floating Rate Note,
                                            11/1/24                                          $  6,800,000
    870,000    0.80              AA/Aa2     Gainesville Florida Utilities, Floating Rate
                                            Note, 10/1/38                                         870,000
    300,000    1.15              AA/Aa2     Gainesville Utilities, Floating Rate
                                            Note, 10/1/26                                         300,000
    990,000    1.15              NR/Aaa     Lancaster Port Authority Ohio, Floating Rate
                                            Note, 5/1/38                                          990,000
  7,200,000    1.05              NR/Aa2     Southeast, Alabama Gas District, Floating Rate
                                            Note, 8/1/27                                        7,200,000
                                                                                             ------------
                                                                                             $ 16,160,000
---------------------------------------------------------------------------------------------------------
                                            Municipal Water -- 5.2%
  2,500,000    3.10              AA+/Aa1    Las Vegas Nevada Water, Floating Rate
                                            Note, 6/1/36                                     $  2,500,000
  3,325,000    1.10              AA+/Aa1    Las Vegas Nevada Water, Floating Rate
                                            Note, 6/1/36                                        3,325,000
  3,164,000    1.30              AAA/Aaa    Texas Water Development Board, Floating Rate
                                            Note, 7/15/19                                       3,164,000
                                                                                             ------------
                                                                                             $  8,989,000
---------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS                            $141,719,882
                                                                                             ------------
                                            (Cost $145,376,670)                              $145,376,670
---------------------------------------------------------------------------------------------------------
                                            COMMERCIAL PAPER -- 15.6%
  5,000,000                     A-1+/P-1    Board of Governors of the University,
                                            0.75%, 4/3/09                                    $  5,000,000
  2,000,000                       NR/NR     City of Burlington Kansas, 0.93% 01/14/09           2,000,000
  1,500,000                     A-1+/P-1    City of Burlington Kansas, 0.93%, 2/3/09            1,500,000
  2,600,000                     A-1+/P-1    City of Burlington Kansas, 1.55%, 1/13/09           2,600,000
  6,000,000                       NR/NR     City of Jacksonville Florida, 0%, 3/2/09            6,000,000
  1,000,000                      A-1+/NR    City of Jacksonville, 0%, 01/14/09                  1,000,000
  1,000,000                      A-1+/NR    City of Jacksonville, 0.88%, 1/14/09                1,000,000
  1,000,000                       NR/NR     Texas Public Financial Authority, 0%, 1/14/09       1,000,000
  1,985,000                     A-1+/P-1    University of Texas, 0%, 2/25/09                    1,985,000

The accompanying notes are an integral part of these financial statements.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    15

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                            COMMERCIAL PAPER -- continued
$ 5,000,000                       NR/NR     Vanderbilt University, 1.2%, 2/5/09              $  5,000,000
                                                                                             ------------
                                                                                             $ 27,085,000
---------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER                           $ 27,085,000
                                                                                             ------------
                                            (Cost $27,085,000)                               $ 27,085,000
---------------------------------------------------------------------------------------------------------
     Shares
                                            MUTUAL FUND -- 0.0%
        729    1.30                         Blackrock Liquidity Funds Municipal
                                            Fund Portfolio                                   $        729
---------------------------------------------------------------------------------------------------------
                                            TOTAL MUTUAL FUND
                                            (Cost $729)                                      $        729
---------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 99.0%
                                            (Cost $172,462,400) (a)                          $172,462,400
---------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND LIABILITIES -- 1.0%             $  1,690,109
---------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                       $174,152,509
=========================================================================================================

(a) At December 31, 2008 cost for federal income tax purpose was $172,462,400.

(b)   The rate shown is the rate at period end.

NR   Not Rated by either S&P or Moody's.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                                  Investments
 Valuation Inputs                                                 in Securities
 Level 1 -- Quoted Prices                                         $          --
 Level 2 -- Other Significant Observable Inputs                   $ 172,462,400
 Level 3 -- Significant Unobservable Inputs                                  --
-------------------------------------------------------------------------------
 Total                                                            $ 172,462,400
===============================================================================

The accompanying notes are an integral part of these financial statements.


16    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Statement of Assets and Liabilities | 12/31/08

ASSETS:
  Investment in securities (cost $172,462,400)            $172,462,400
  Cash                                                       1,351,089
  Receivables --
   Fund shares sold                                            118,104
   Dividends, interest                                         334,928
  Other                                                         53,592
----------------------------------------------------------------------
     Total assets                                         $174,320,113
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                $        241
   Dividends                                                    76,530
  Due to affiliates                                              7,202
  Auditing                                                      29,124
  Miscellaneous                                                 14,185
  Custodian                                                     13,671
  Printing                                                      11,655
  Insurance                                                     10,494
  Accrued expenses                                               4,502
----------------------------------------------------------------------
     Total liabilities                                    $    167,604
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                         $174,209,558
  Distribution in excess of net investment income              (30,085)
  Accumulated net realized loss on investments                 (26,964)
----------------------------------------------------------------------
     Total net assets                                     $174,152,509
======================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $70,331,042/70,339,070 shares)        $       1.00
  Class Y (based on $103,821,467/103,833,696 shares)      $       1.00
======================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    17

Statement of Operations

For the Year Ended 12/31/2008

INVESTMENT INCOME:
  Interest                                                 $3,683,592
  Other Income                                                313,233
--------------------------------------------------------------------------------------
     Total investment income                                                $3,996,825
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  696,780
  Transfer agent fees
   Class A                                                     11,276
  Distribution fees
   Class A                                                    116,135
  Administrative fees                                          52,396
  Custodian fees                                                5,515
  Registration fees                                            44,377
  Professional fees                                            79,434
  Printing expense                                             22,643
  Fees and expenses of nonaffiliated trustees                   5,775
  Miscellaneous                                                48,694
--------------------------------------------------------------------------------------
     Total expenses                                                         $1,083,025
     Less fees paid indirectly                                                    (296)
--------------------------------------------------------------------------------------
     Net expenses                                                           $1,082,729
--------------------------------------------------------------------------------------
       Net investment income                                                $2,914,096
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on Investments                                          $     (730)
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $2,913,366
======================================================================================

The accompanying notes are an integral part of these financial statements.


18    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Statements of Changes in Net Assets

For the Years Ended 12/31/2008 and 12/31/2007, respectively

                                                             Year Ended         Year Ended
                                                             12/31/2008         12/31/2007
FROM OPERATIONS:
Net investment income                                        $  2,914,096       $   5,732,842
Net realized gain (loss) on investments                              (730)                402
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $  2,913,366       $   5,733,244
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0157 and $0.0299 per share, respectively)     $ (1,143,102)      $  (2,433,164)
   Class Y ($0.0174 and $0.0320 per share, respectively)       (1,789,000)         (3,311,757)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $ (2,932,102)      $  (5,744,921)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $374,175,942       $ 428,959,997
Reinvestment of distributions                                     749,252           1,558,526
Cost of shares repurchased                                   (387,714,720)      $(437,445,730)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from fund
     share transactions                                      $(12,789,526)      $  (6,927,207)
---------------------------------------------------------------------------------------------
   Net decrease in net assets                                $(12,808,262)      $  (6,938,884)
NET ASSETS:
Beginning of year                                             186,960,771         193,899,655
---------------------------------------------------------------------------------------------
End of year                                                  $174,152,509       $ 186,960,771
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $    (30,085)      $     (12,079)
=============================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    19

                                   '08 Shares      '08 Amount          '07 Shares      '07 Amount
Class A
Shares sold                         220,983,959    $  220,983,959       293,983,129    $  293,983,129
Reinvestment of distributions           749,193           749,193         1,558,526         1,558,526
Less shares repurchased            (222,958,098)     (222,958,098)     (296,819,723)     (296,819,723)
-----------------------------------------------------------------------------------------------------
   Net decrease                      (1,224,946)   $   (1,224,946)       (1,278,068)   $   (1,278,068)
=====================================================================================================
Class Y
Shares sold                         153,191,983    $  153,191,983       134,976,868    $  134,976,868
Reinvestment of distributions                59                59                --                --
Less shares repurchased            (164,756,622)     (164,756,622)     (140,626,007)     (140,626,007)
-----------------------------------------------------------------------------------------------------
   Net decrease                     (11,564,580)   $  (11,564,580)       (5,649,139)   $   (5,649,139)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.


20    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Financial Highlights

                                                                                 Year Ended     Year Ended
                                                                                 12/31/08       12/31/07
Class A (a)
Net asset value, beginning of period                                             $   1.0000     $  1.0000
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                           $   0.0157     $ (0.0299)
---------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              (0.0157)       0.0299
 Net realized and unrealized gain (loss) on investments                              0.0000        0.0003
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $   1.0000     $  1.0003
=========================================================================================================
Total return*                                                                          1.58%         3.03%
Ratio of net expenses to average net assets+                                           0.72%         0.65%
Ratio of net investment income to average net assets+                                  1.56%         2.96%
Net assets, end of period (in thousands)                                         $   70,331     $  71,568
Ratios with no waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.72%         0.65%
 Net investment income                                                                 1.56%         2.96%
Ratios with waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.72%         0.64%
 Net investment income                                                                 1.56%         2.96%
=========================================================================================================


                                                                                 Year Ended    Year Ended      12/11/04 (a)
                                                                                 12/31/06      12/31/05        to 12/31/04
Class A (a)
Net asset value, beginning of period                                             $   1.0000    $   1.0000      $     1.0000
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                           $   0.0270    $   0.0126      $     0.0004
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              (0.0270)      (0.0126)          (0.0004)
 Net realized and unrealized gain (loss) on investments                                  --            --                --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $   1.0000    $   1.0000      $     1.0000
===========================================================================================================================
Total return*                                                                          2.76%         1.28%             0.04%(b)
Ratio of net expenses to average net assets+                                           0.75%         0.78%             0.94%**
Ratio of net investment income to average net assets+                                  2.82%         1.75%             1.38%**
Net assets, end of period (in thousands)                                         $   72,854    $   31,232      $        317
Ratios with no waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.75%         0.81%             1.17%**
 Net investment income                                                                 2.82%         1.72%             1.15%**
Ratios with waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.75%         0.78%               --**
 Net investment income                                                                 2.82%         1.75%               --**
===========================================================================================================================

(a) Class I shares were first publicly offered on December 11, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


               Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08  21

                                                                                 Year Ended    Year Ended
                                                                                 12/31/08      12/31/07
Class Y (a)
Net asset value, beginning of period                                             $   1.0000    $   1.0000
---------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                           $   0.0174    $   0.0320
---------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              (0.0174)      (0.0320)
 Net realized and unrealized gain (loss) on investments                                0.00            --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $   1.0000    $   1.0000
=========================================================================================================
Total return*                                                                          1.75%         3.19%
Ratio of net expenses to average net assets+                                           0.55%         0.44%
Ratio of net investment income to average net assets+                                  1.75%         3.16%
Net assets, end of period (in thousands)                                         $  103,821    $  115,393
Ratios with no waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.55%         0.44%
 Net investment income                                                                 1.75%         3.16%
Ratios with waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.55%         0.44%
 Net investment income                                                                 1.75%         3.16%
=========================================================================================================

                                                                                 Year Ended      9/23/05 (a)
                                                                                 12/31/06        to 12/31/05
Class Y (a)
Net asset value, beginning of period                                             $   1.0000      $  1.0000
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                           $   0.0284      $  0.0054
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              (0.0284)       (0.0054)
 Net realized and unrealized gain (loss) on investments                                  --             --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $   1.0000      $  1.0000
=============================================================================================================
Total return*                                                                          2.99%          0.54%
Ratio of net expenses to average net assets+                                           0.57%          0.56%**
Ratio of net investment income to average net assets+                                  2.99%          1.96%**
Net assets, end of period (in thousands)                                         $  121,046      $  91,177
Ratios with no waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.57%          0.56%**
 Net investment income                                                                 2.99%          1.96%**
Ratios with waiver of management fees and assumptions of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                                          0.57%          0.56%**
 Net investment income                                                                 2.99%          1.96%**
=============================================================================================================

(a) Class Y shares were first publicly offered on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


22  Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class Y shares were first publicly offered on September 23, 2005. The investment objective of the Fund is to provide current income, exempt from federal income tax, as is consistent with the preservation of capital.

The Fund offers two classes of shares -- Class A and Class Y shares. Shares of each class represent an interest in the same portfolio of investments of the Fund and have identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investments income and, therefore, the payment of different dividends by each class. The Amended and restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to these documents when considering the Fund's principal risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    23

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   At December 31, 2008, the Fund has reclassified $74,496 to decrease paid in capital, $74,496 to decrease accumulated net realized loss on investments. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   At December 31, 2008 the Fund had a net capital loss carryforward of $26,964 of which the following amounts will expire between 2010 and 2016 if not utilized; $14,681 in 2010, $56 in 2011, $6,547 in 2012, $4,950 in 2014 and
   $730 in 2016.

   The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

                                                          2008             2007
   Distributions paid from:
   Ordinary income                                  $  228,871       $       --
   Tax exempt income                                 2,703,231        5,744,921
-------------------------------------------------------------------------------
      Total                                         $2,932,102       $5,744,921
===============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008:

                                                                           2008
   Distributable earnings:
   Capital loss carryforward                                          $ (26,964)
   Current year net dividend payable                                    (30,085)
-------------------------------------------------------------------------------
      Total                                                           $ (57,049)
===============================================================================

24    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class Y shares bear different transfer agent and distribution expense rates.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly-owned indirect subsidy of UniCredit, S.p.A., (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended December 31, 2008, the management fee was equivalent to a rate of 0.40% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,743 in management fees, administrative cost and certain other services payable to PIM at December 31, 2008.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    25

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to Affiliates" is $5,167 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution and Service Plans

The Fund adopted a Distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, with respect to its Class A and Class Y shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), 0.15% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.15% of the average daily net assets attributable to Class A shares. Included in "Due to Affiliates" is $292 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2008, no CDSC's were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $296 under such arrangements.

6. Money Market Temporary Guarantee Program Fees

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program provides a guarantee to participating money market fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

Only shareholders of record as of September 19, 2008 would be eligible to receive the benefit of the guarantee. Any increase in the number of shares held


26    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08
in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund or a broker-dealer, any future investments in the Fund will not be guaranteed.

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009.

In order to participate in the initial three month period and the extended period of the Program, the Fund paid to the U.S. Treasury Department fees in the amount of 0.01% and 0.015% of the Fund's net asset value as of the close of business on September 19, 2008, respectively. These expenses will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the statement of operations.

7. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of
Pioneer Tax Free Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Tax Free Money Market Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Money Market Fund of Pioneer Series Trust II at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 24, 2009


28    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 91.67%.


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08    29

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


30    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset              None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and a
                            Director of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


               Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08  31

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise
                     (publicly traded health care services company) (2004 - 2007);        Community Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice                housing finance company);
                     President and Chief Financial Officer, Pedestal Inc. (internet-      and Director of New York
                     based mortgage trading company) (2000 - 2002)                        Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott
                     advisory firm)                                                       International, Inc.; Director
                                                                                          of Discover Financial Services
                                                                                          (credit card issuer and
                                                                                          electronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech
                                                                                          International Corporation
                                                                                          (national security, defense,
                                                                                          and intelligence technology
                                                                                          firm); and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
-------------------------------------------------------------------------------------------------------------------------


32  Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal
----------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present) ; Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
----------------------------------------------------------------------------------------------------------------------------------


               Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08  33

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves
                                                   at the discretion of
                                                   the Board
-------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from
                             July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration           None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


34  Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2005. Serves
                                                         at the discretion of
                                                         the Board
-------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves
                                                         at the discretion of
                                                         the Board
-------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President - Mutual Fund Operations of State
                              Street Corporation from June 2002 to June 2003 (formerly
                              Deutsche Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and      None
                              of all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


               Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08  35

                           This page for your notes.


36    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com




This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $229,700 in 2008 and $213,025 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit-Related and Other Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2008 and 2007.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $58,030 in 2008 and $54,740 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2008 and 2007, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $58,030 in 2008 and $54,740 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 27, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 27, 2009

* Print the name and title of each signing officer under his or her signature.